LEHMAN BROTHERS

 MORTGAGE BACKED SECURITIES

$2,856,142,000 (Approximate) STRUCTURED ASSET INVESTMENT LOAN TRUST, SERIES 2005-3 SENIOR/SUBORDINATE CERTIFICATES Available Funds Floaters No Hard Cap – Act/360 – No Delay

To 10% Call

Class	Approximate Size ($)(1)	Benchmark	Est WAL(2) (yrs.)	Payment Window(2) (mos.)	Initial C/E (3) (%)	Initial Margin	Legal Final Maturity	Expected Ratings (S&P/Moody’s/Fitch)
A1(4)	316,182,000	1 M LIBOR	2.22	1-77	12.50%	TBD	04/25/2035	AAA/Aaa/NR
A2(5)	545,394,000	1 M LIBOR	0.84	1-22	12.50%	TBD	03/25/2014	AAA/Aaa/NR
A3(5)	301,206,000	1 M LIBOR	3.00	22-61	12.50%	TBD	04/25/2035	AAA/Aaa/NR
A4(5)	136,925,000	1 M LIBOR	6.11	61-77	12.50%	TBD	04/25/2035	AAA/Aaa/NR
A5(6)	520,760,000	1 M LIBOR	2.23	1-77	12.50%	TBD	04/25/2035	AAA/Aaa/NR
A6(6)	130,190,000	1 M LIBOR	2.23	1-77	12.50%	TBD	04/25/2035	AAA/Aaa/NR
A7(7)	448,821,000	1 M LIBOR	2.23	1-77	12.50%	TBD	04/25/2035	AAA/Aaa/NR
A8(7)	112,206,000	1 M LIBOR	2.23	1-77	12.50%	TBD	04/25/2035	AAA/Aaa/NR
M1	54,539,000	1 M LIBOR	4.49	41-77	10.60%	TBD	04/25/2035	AA+/Aa1/AA+
M2	78,939,000	1 M LIBOR	4.45	40-77	7.85%	TBD	04/25/2035	AA/Aa2/AA
M3	43,057,000	1 M LIBOR	4.41	39-77	6.35%	TBD	04/25/2035	AA-/Aa3/AA-
M4	34,446,000	1 M LIBOR	4.40	38-77	5.15%	TBD	04/25/2035	A+/A1/A+
M5	31,575,000	1 M LIBOR	4.37	38-77	4.05%	TBD	04/25/2035	A/A2/A
M6	25,834,000	1 M LIBOR	4.37	38-77	3.15%	TBD	04/25/2035	A-/A3/A-
M7	22,964,000	1 M LIBOR	4.35	37-77	2.35%	TBD	04/25/2035	BBB+/Baa1/BBB+
M8	21,529,000	1 M LIBOR	4.17	37-74	1.60%	TBD	04/25/2035	BBB/Baa2/BBB
M9	22,964,000	1 M LIBOR	3.69	37-62	0.80%	TBD	04/25/2035	BBB-/Baa3/NR
B	8,611,000	1 M LIBOR	3.08	37-39	0.50%	TBD	04/25/2035	BB/NR/NR

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC’s web site, www.sec.gov.  A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request.  (The Prospectus Supplement and Prospectus are referred to collectively as the "Offering Document").  The Offering Document contains important information about the offered securities that is not contained in these materials.  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof.

To Maturity
			Est.	Payment	Initial		Legal	Expected
	Approximate		WAL(2)	Window(2)	C/E (3)	Initial	Final	Ratings
Class	Size ($)(1)	Benchmark	(yrs.)	(mos.)	(%)	Margin	Maturity	(S&P/Moody’s/Fitch)
A1(4)	316,182,000	1 M LIBOR	2.42	1-169	12.50%	TBD	04/25/2035	AAA/Aaa/NR
A2(5)	545,394,000	1 M LIBOR	0.84	1-22	12.50%	TBD	03/25/2014	AAA/Aaa/NR
A3(5)	301,206,000	1 M LIBOR	3.00	22-61	12.50%	TBD	04/25/2035	AAA/Aaa/NR
A4(5)	136,925,000	1 M LIBOR	7.58	61-171	12.50%	TBD	04/25/2035	AAA/Aaa/NR
A5(6)	520,760,000	1 M LIBOR	2.43	1-171	12.50%	TBD	04/25/2035	AAA/Aaa/NR
A6(6)	130,190,000	1 M LIBOR	2.43	1-171	12.50%	TBD	04/25/2035	AAA/Aaa/NR
A7(7)	448,821,000	1 M LIBOR	2.43	1-171	12.50%	TBD	04/25/2035	AAA/Aaa/NR
A8(7)	112,206,000	1 M LIBOR	2.43	1-171	12.50%	TBD	04/25/2035	AAA/Aaa/NR
M1	54,539,000	1 M LIBOR	4.90	41-128	10.60%	TBD	04/25/2035	AA+/Aa1/AA+
M2	78,939,000	1 M LIBOR	4.82	40-123	7.85%	TBD	04/25/2035	AA/Aa2/AA
M3	43,057,000	1 M LIBOR	4.74	39-113	6.35%	TBD	04/25/2035	AA-/Aa3/AA-
M4	34,446,000	1 M LIBOR	4.69	38-106	5.15%	TBD	04/25/2035	A+/A1/A+
M5	31,575,000	1 M LIBOR	4.60	38-99	4.05%	TBD	04/25/2035	A/A2/A
M6	25,834,000	1 M LIBOR	4.52	38-92	3.15%	TBD	04/25/2035	A-/A3/A-
M7	22,964,000	1 M LIBOR	4.38	37-84	2.35%	TBD	04/25/2035	BBB+/Baa1/BBB+
M8	21,529,000	1 M LIBOR	4.17	37-74	1.60%	TBD	04/25/2035	BBB/Baa2/BBB
M9	22,964,000	1 M LIBOR	3.69	37-62	0.80%	TBD	04/25/2035	BBB-/Baa3/NR
B	8,611,000	1 M LIBOR	3.08	37-39	0.50%	TBD	04/25/2035	BB/NR/NR

(1)

Subject to a permitted variance of +5% in aggregate.

(2)

The Certificates will be priced assuming a prepayment speed of 30% CPR.  Assumes a closing date of 2/28/05 and first payment date of 3/25/05.

(3)

Initial Credit Enhancement includes overcollateralization of approximately 0.50%.

(4)

The Class A1 Certificates are the Senior Certificates of Group 1.

(5)

The Class A2, A3 and A4 Certificates are the Senior Certificates of Group 2.

(6)

The Class A5 and A6 Certificates are the Senior Certificates of Group 3.

(7)

The Class A7 and A8 Certificates are the Senior Certificates of Group 4.

Principal Payment Priority

On each Distribution Date, principal in the amount of any Net Swap Payment or swap termination payment due to the Swap Counterparty and remaining unpaid (after application of interest received or advanced for this purpose on such Distribution Date), will be deposited into the swap account and paid as described in the Swap Account Payment Priority, to be paid from each of Group 1, Group 2, Group 3 and Group 4 in proportion to the aggregate collateral balance of each group.  Any funds remaining will be paid in the following order of priority:

I.

Prior to the Stepdown Date, or whenever a Trigger Event is in effect:

1)

Concurrently, to the Senior Certificates:

A)

All principal from Group 1 will be paid to the Class A1 Certificates, until reduced to zero;

B)

All principal from Group 2 will be paid to the Class A2, A3 and A4 Certificates, sequentially and in that order, until they have been reduced to zero;

C)

All principal from Group 3 will be paid to the Class A5 and A6 Certificates:

a.

If a Sequential Trigger Event (as defined herein) is not in effect, all principal from Group 3 will be paid to the Class A5 and Class A6 Certificates, pro rata in proportion to their outstanding balance, until they have been reduced to zero; or

b.

If a Sequential Trigger Event is in effect, all principal from Group 3 will be paid to the Class A5 and Class A6 Certificates, sequentially and in that order, until they have been reduced to zero;

D)

All principal from Group 4 will be paid to the Class A7 and A8 Certificates:

a.

If a Sequential Trigger Event is not in effect, all principal from Group 4 will be paid to the Class A7 and Class A8 Certificates, pro rata in proportion to their outstanding balance, until they have been reduced to zero; or

b.

If a Sequential Trigger Event is in effect, all principal from Group 4 will be paid to the Class A7 and Class A8 Certificates, sequentially and in that order, until they have been reduced to zero;

2)

If the Senior Certificates related to any group have been retired, all principal from that group will be allocated to the Senior Certificates of the unrelated groups, pro rata based on the aggregate principal balance of the Senior Certificates related to each Group, to be paid as described above, until all the Senior Certificates have been reduced to zero; and

3)

All remaining principal will be allocated to the Class M1, M2, M3, M4, M5, M6, M7, M8, M9 and B Certificates, sequentially and in that order, until reduced to zero.

II.

  On or after the Stepdown Date and as long as a Trigger Event is not in effect:

1)

All principal from each Group will be allocated to the related Senior Certificates, to be paid as described in (I)(1) above, provided, however, that principal will only be allocated to the Senior Certificates in the amount required to achieve the Targeted Senior Enhancement Percentage in the aggregate;

2)

If the Senior Certificates related to any group have been retired, all principal from that group will be allocated to the Senior Certificates of the unrelated groups, pro rata based on the aggregate principal balance of the Senior Certificates related to each Group, to be paid as described above, until the Targeted Senior Enhancement Percentage has been reached in the aggregate; and

3)

All remaining principal will be allocated to the Class M1, M2, M3, M4, M5, M6, M7, M8, M9 and B Certificates, sequentially and in that order, until the Credit Enhancement behind each class is equal to two times the related initial enhancement percentage.

The Stepdown Date is the later of (i) the Distribution Date upon which the original Senior Enhancement Percentage (as defined herein) doubles to meet the Targeted Senior Enhancement Percentage of 25.00%, or (ii) the 37th distribution date.

Interest Payment Priority

The Interest Rates for the Class A1, A2, A3, A4, A5, A6, A7, A8, M1, M2, M3, M4, M5, M6, M7, M8, M9 and B Certificates  (the “LIBOR Certificates”) will be equal to the lesser of (i) one-month LIBOR plus their respective margins and (ii) their Net Funds Cap (as defined herein).  Interest for the LIBOR Certificates will be calculated on an actual/360 basis.

The “Accrual Period” for the LIBOR Certificates for each Distribution Date will be the one-month period beginning on the immediately preceding Distribution Date (or on March 25, 2005, in the case of the first Accrual Period) and ending on the day immediately preceding the related Distribution Date.

Interest received or advanced on each Distribution Date will be allocated in the following priority:

(1)

To pay fees: Servicing Fee and Mortgage Insurance Fee;

(2)

To deposit into the Swap Account (as defined below) any Net Swap Payment (as defined below) or any swap termination payment owed to the Swap Counterparty pursuant to the swap agreement, to be paid from any of Group 1, Group 2, Group 3 and Group 4 Interest in an amount proportionate to the aggregate collateral balance of the related Group;

(3)

To pay Current Interest and Carryforward Interest to the Class A1 Certificates from Group 1 Interest;

(4)

To pay Current Interest and Carryforward Interest to the Class A2, Class A3 and Class A4 Certificates from Group 2 Interest on a pro rata basis;

(5)

To pay Current Interest and Carryforward Interest to the Class A5 and Class A6 Certificates from Group 3 Interest on a pro rata basis;

(6)

To pay Current Interest and Carryforward Interest to the Class A7 and Class A8 Certificates from Group 4 Interest on a pro rata basis;

(7)

To pay Current Interest and Carryforward Interest to the Senior Certificates on a pro rata basis to the extent not paid above;

(8)

To pay Current Interest and Carryforward Interest to the Class M1, M2, M3, M4, M5, M6, M7, M8, M9 and B Certificates, sequentially and in that order;

(9)

To pay the Credit Risk Manager Fee;

(10)

To pay to the Trustee previously unreimbursed extraordinary costs, liabilities and expenses, to the extent provided in the Trust Agreement;

(11)

Any interest remaining after the application of (1) through (10) above will be deemed excess interest for such Distribution Date and will be distributed as principal, according to the principal distribution rule in effect for such Distribution Date, as needed to maintain the Overcollateralization Target;

(12)

To pay concurrently in proportion to their respective Basis Risk Shortfall and Unpaid Basis Risk Shortfall amounts, to the Class A1, A2, A3, A4, A5, A6, A7 and A8 Certificates, any Basis Risk Shortfall and Unpaid Basis Risk Shortfall amounts;

(13)

To pay sequentially to the Class M1, M2, M3, M4, M5, M6, M7, M8, M9 and B Certificates any Basis Risk Shortfall and Unpaid Basis Risk Shortfall amounts;

(14)

To pay sequentially to the Class M1, M2, M3, M4, M5, M6, M7, M8, M9 and B Certificates any Deferred Amounts;

(15)

On or after the Distribution Date in April 2012, if the Class A2 Certificate Balance exceeds a targeted balance for such Distribution Date, any remaining cash after application of (1) through (14) above on such Distribution Date and all subsequent Distribution Dates will be paid as principal to the Class A2 Certificates until reduced to zero; and

(16)

To pay remaining amounts to the holder of the Class X Certificate.

Interest Rate Swap Agreement

The 59-month Interest Rate Swap Agreement (the “Swap Agreement”) will obligate the Trust to pay a predetermined annual rate (as shown below) on the swap notional amount in each period.  The Trust will receive payments equal to an annual rate of one-month LIBOR on the swap notional amount for each period over the life of the Swap Agreement.  The payments will be netted against each other each month (the “Net Swap Payment”) and will be deposited into an account (the “Swap Account”).

Month	Approximate Notional Balance ($)	Rate of Payment by Trust (%)	Month	Approximate Notional Balance ($)	Rate of Payment by Trust (%)
1	0	2.75	31	473,403,000	4.00
2	2,770,374,000	2.75	32	442,591,000	4.00
3	2,687,157,000	2.75	33	417,431,000	4.00
4	2,606,416,000	2.75	34	396,839,000	4.00
5	2,528,077,000	2.75	35	377,259,000	4.00
6	2,452,070,000	2.75	36	358,643,000	4.00
7	2,378,324,000	2.75	37	340,943,000	4.25
8	2,306,774,000	2.75	38	324,121,000	4.25
9	2,237,353,000	2.75	39	308,126,000	4.25
10	2,169,999,000	2.75	40	292,919,000	4.25
11	2,104,650,000	2.75	41	278,461,000	4.25
12	2,041,246,000	2.75	42	264,716,000	4.25
13	1,979,731,000	2.75	43	251,647,000	4.25
14	1,920,048,000	2.75	44	239,221,000	4.25
15	1,862,143,000	2.75	45	227,408,000	4.25
16	1,805,963,000	2.75	46	216,177,000	4.25
17	1,751,456,000	2.75	47	205,500,000	4.25
18	1,698,573,000	2.75	48	195,348,000	4.25
19	1,647,266,000	2.75	49	185,697,000	4.25
20	1,597,489,000	2.75	50	176,521,000	4.25
21	1,549,195,000	2.75	51	167,798,000	4.25
22	1,502,340,000	2.75	52	159,505,000	4.25
23	1,456,882,000	2.75	53	151,621,000	4.25
24	1,412,822,000	2.75	54	144,125,000	4.25
25	931,032,000	4.00	55	136,999,000	4.25
26	794,310,000	4.00	56	130,225,000	4.25
27	694,105,000	4.00	57	123,784,000	4.25
28	617,922,000	4.00	58	117,662,000	4.25
29	558,520,000	4.00	59	111,841,000	4.25
30	511,352,000	4.00	60	106,308,000	4.25

Swap Account Payment Priority

All payments due under the Swap Agreement and any swap termination payment pursuant to the Swap Agreement will be deposited into the Swap Account, and allocated in the following order of priority:

(1)

To pay any Net Swap Payment owed to the Swap Counterparty pursuant to the Swap Agreement;

(2)

To pay any swap termination payment to the Swap Counterparty, to the extent the termination is not due to a default on the part of the Swap Counterparty;

(3)

To the Class A1, A2, A3, A4, A5, A6, A7 and A8 Certificates, Current Interest and Carryforward Interest, on a pro rata basis, to the extent not yet paid;

(4)

To the Class M1, M2, M3, M4, M5, M6, M7, M8, M9 and B Certificates, Current Interest and Carryforward Interest, sequentially and in that order, to the extent not yet paid;

(5)

To be paid as principal, in accordance with the principal distribution rules in effect for such Distribution Date, as needed to maintain the Overcollateralization Target, provided however, that such amount (including payments made pursuant to this clause on prior Distribution Dates) shall not exceed cumulative realized losses;

(6)

To pay concurrently in proportion to their respective Basis Risk Shortfall and Unpaid Basis Risk Shortfall amounts, to the Class A1, A2, A3, A4, A5, A6, A7 and A8 Certificates, any Basis Risk Shortfall and Unpaid Basis Risk Shortfall amounts, to the extent not yet paid;

(7)

To the Class M1, M2, M3, M4, M5, M6, M7, M8, M9 and B Certificates, any Basis Risk Shortfall and Unpaid Basis Risk Shortfall amounts, sequentially and in that order, to the extent not yet paid;

(8)

To pay sequentially to the Class M1, M2, M3, M4, M5, M6, M7, M8, M9 and B Certificates any Deferred Amounts, provided however, that such amount (including payments made pursuant to this clause on prior Distribution Dates) shall not exceed cumulative realized losses, to the extent not yet paid;

(9)

To pay any swap termination payment to the Swap Counterparty, to the extent the termination is due to a default on the part of the Swap Counterparty; and

(10)

All remaining amounts to the holder of the Class X Certificate.

Carryforward Interest

“Carryforward Interest” for each Class of LIBOR Certificates for any Distribution Date will be the sum of (1) the amount, if any, by which (x) the sum of (A) Current Interest for such Class for the immediately preceding Distribution Date and (B) any unpaid Carryforward Interest from previous Distribution Dates exceeds (y) the amount distributed in respect of interest on such Class on such immediately preceding Distribution Date, and (2) interest on such amount for the related Accrual Period at the applicable Interest Rate.

“Current Interest” for any Class of LIBOR Certificates for any Distribution Date will be the aggregate amount of interest accrued at the applicable Interest Rate during the related Accrual Period on the Class Principal Amount of that Class.

Net Funds Cap

The “Senior Net Funds Cap” for each Distribution Date and each Group will be the annual rate equal to (a) a fraction, expressed as a percentage, the numerator of which is the product of (1) the excess, if any, of (i) the related Optimal Interest Remittance Amount (as defined below) for such date over (ii) the proportionate share of any Net Swap Payment and any swap termination payment due to the Swap Counterparty and (2) 12, and the denominator of which is the related Group balance for the immediately preceding Distribution Date, multiplied by (b) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the accrual period.

The “Subordinate Net Funds Cap” for any Distribution Date will be the weighted average of the Senior Net Funds Caps for the four groups, weighted on the basis of their Group Subordinate Amounts; provided, however, on any Distribution Date after the Senior Certificates related to any Group have been reduced to zero, such weighting shall be on the basis of the principal balance of each Group.

The “Optimal Interest Remittance Amount” with respect to each Distribution Date and each Group will be equal to the amount, if any, by which (1) the product of (A) (x) the weighted average of the Net Mortgage Rates (as defined below) of the Mortgage Loans in the Group, as of the first day of the related collection period divided by (y) 12 and (B) the aggregate Group balance for the immediately preceding Distribution Date.

The “Net Mortgage Rate” with respect to any Mortgage Loan will be the Mortgage Rate thereof reduced by the sum of the Servicing Fee Rate and, in the case of an Insured Mortgage Loan, the Mortgage Insurance Fee Rate.

Origination and Servicing

The majority of the Mortgage Loans were originated by Option One (34.61%), BNC Mortgage (31.63%), Finance America (22.00%), First NLC (4.22%), Aurora (3.03%) and First Horizon (1.71%) and as of the Closing Date are serviced by Option One (65.86%), Ocwen (19.67%), JPMorgan Chase (8.82%), Aurora (4.07%) and Wells Fargo (1.58%).  Approximately 1.22% and 2.53% of the Mortgage Loans serviced by Option One are expected to transfer to Chase and Wells Fargo, respectively on or about April 1, 2005.  Approximately 43.65% of the Mortgage Loans serviced by Option One are expected to transfer to another servicer on or about May 1, 2005.  Approximately 85.97% of the Mortgage Loans serviced by Ocwen may transfer to another servicer on or about April 1, 2005.

Mortgage Insurance

Approximately 84.05% of the first lien Mortgage Loans with over 80% Loan-to-Value (“LTV”) will be covered by a loan level primary mortgage insurance policy provided by MGIC and PMI.  This coverage will generally reduce the LTV of the insured loans to 60%.

Credit Risk Manager

The MurrayHill Company (“MurrayHill”) will act as a credit risk manager on behalf of the Trust.  MurrayHill’s primary function will be to monitor and advise the servicers with respect to default management and reporting for the benefit of the Trust. The following summarizes some of MurrayHill’s monthly activities:

·

Monitoring of all loans that are 60 or more days delinquent to ensure all foreclosure timelines are met or forbearance plans are established.

·

Monitoring of the servicers’ claim process for loans with mortgage insurance to ensure insurance claims are filed in an accurate and timely way.

·

Review of the prepayment penalty collections by the servicers.

Basis Risk Shortfall

With respect to each Distribution Date, to the extent that (a) the amount of interest payable to a Class, as calculated without regard to the applicable Net Funds Cap, exceeds (b) the amount calculated at the stated rate (such excess, a “Basis Risk Shortfall”), that Class will be entitled to the amount of such Basis Risk Shortfall or Unpaid Basis Risk Shortfall, plus interest thereon at the applicable Interest Rate, before the Class X and Class R Certificates are entitled to any distributions.  The “Unpaid Basis Risk Shortfall” for any Class of Certificates on any Distribution Date will be the aggregate of all Basis Risk Shortfalls for such Class for all previous Distribution Dates, together with interest thereon at the applicable Interest Rate, less all payments made with respect to such Class in respect of such Basis Risk Shortfalls on or prior to such Distribution Date.

Losses

Losses that are not covered by mortgage insurance are allocated in the following order: excess spread, overcollateralization, the Class B Certificates and the Class M Certificates in inverse order of priority.  The allocation of losses to a class will result in a writedown of its principal amount and is referred to as an “Applied Loss Amount”.  The balance of the Class A1, A2, A3, A4, A5, A6, A7 and A8 Certificates will not be reduced by allocation of Applied Loss Amounts.

Deferred Amount & Subsequent Recoveries

With respect to each Distribution Date, the “Deferred Amount” for each Class of Class M Certificates and the Class B Certificates will be equal to the amount by which (x) the aggregate of Applied Loss Amounts previously applied in reduction of the Class Principal Amount thereof exceeds (y) the sum of (i) the aggregate of amounts previously distributed in reimbursement thereof and (ii) the amount by which the Principal Amount of such class has been increased due to Subsequent Recoveries.

A “Subsequent Recovery” is an amount recovered with respect to a Mortgage Loan after it has been liquidated and the loss has been passed through to the Trust.  Subsequent Recoveries will increase the principal amount of classes which have been allocated an Applied Loss Amount, in order of seniority, by an amount equal to the lesser of (i) the outstanding Deferred Amount for such class and (ii) the amount of Subsequent Recoveries available after application to more senior classes.  Funds related to Subsequent Recoveries will be included in the remittance amount for the related Distribution Date.

10% Optional Redemption

The transaction can be called by the Master Servicer, Aurora Loan Services (an affiliate of Lehman Brothers), on any Distribution Date following the month in which the loan principal balance of the Mortgage Loans is reduced to less than 10% of the Cut-off Date loan principal balance.  If the optional redemption is not exercised on the first Distribution Date on which it is able to be exercised, beginning with the next succeeding Distribution Date, the margins on the Class A1, A2, A3, A4, A5, A6, A7 and A8 Certificates will double and the margins on the Class M1, M2, M3, M4, M5, M6, M7, M8, M9 and B Certificates will increase to 1.5 times their initial margins.

Credit Enhancement

Subordination

Classes A1, A2, A3, A4, A5, A6, A7 and A8 will have limited protection by means of the subordination of the Class B Certificates and the Class M Certificates.  Classes A1, A2, A3, A4, A5, A6, A7 and A8 will have the preferential right to receive interest due to them and principal available for distribution over Classes having a lower priority of distribution.  Similarly, each Class of Class M Certificates will be senior to all other Classes of Class M Certificates with a higher numerical designation and to the Class B Certificates.  If on any Distribution Date after giving effect to all realized losses and distributions of principal on such Distribution Date, the aggregate Certificate Principal Amount exceeds the aggregate loan balance, the Class B Certificates and the Class M Certificates will be reduced by the Applied Loss Amount in the following order: to the Class B Certificates, until reduced to zero; then to the Class M Certificates in inverse order of priority, until all of the Class M Certificates have been reduced to zero.

Overcollateralization

Excess interest may be used to pay down the Certificates so the aggregate loan balance exceeds the aggregate certificate balance (Overcollateralization or “OC”).  Excess interest will be used to maintain the OC Target.

The “OC Target” will not step down.  The OC Target with respect to any Distribution Date is equal to the initial OC, or approximately 0.50% of the Cut-off Date collateral balance.

Trigger Events

A “Trigger Event” will have occurred with respect to any Distribution Date if the Rolling Three Month Delinquency Rate as of the last day of the immediately preceding month equals or exceeds 58% of the Senior Enhancement Percentage for that Distribution Date, or if the Cumulative Realized Losses exceed:

Distribution Date	Loss Percentage

April 2008 to March 2009	2.00% for the first month, plus an additional 1/12th of 1.25% for each month thereafter

April 2009 to March 2010	3.25% for the first month, plus an additional
1/12th of 1.00% for each month thereafter

April 2010 to March 2011	4.25% for the first month, plus an additional
1/12th of 0.50% for each month thereafter

April 2011 and thereafter	4.75%

A “Sequential Trigger Event” is in effect on any Distribution Date if (a) before the 37th Distribution Date, the fraction, expressed as a percentage, obtained by dividing (x) the aggregate amount of cumulative Realized Losses incurred on the Mortgage Loans from the Cut-off Date through the last day of the related Collection Period by (y) the Cut-off Date Balance exceeds 2.00%, or (b) on or after the 37th Distribution Date, a Trigger Event is in effect.

The “Rolling Three Month Delinquency Rate” with respect to any Distribution Date will be the average of the Delinquency Rates for each of the three (or one and two, in the case of the first and second Distribution Dates) immediately preceding months.

The “Delinquency Rate” for any month will be the fraction, expressed as a percentage, the numerator of which is the aggregate outstanding principal balance of all Mortgage Loans 60 or more days delinquent (including all foreclosures and REO Properties) as of the close of business on the last day of such month, and the denominator of which is the aggregate loan balance as of the close of business on the last day of such month.

“Cumulative Realized Losses” with respect to any Distribution Date will be equal to the fraction, expressed as a percentage, obtained by dividing (x) the aggregate amount of cumulative Realized Losses incurred on the Mortgage Loans from the Cut-off Date through the last day of the related Collection Period by (y) the Cut-off Date Balance.

The “Senior Enhancement Percentage” for any Distribution Date will be the fraction, expressed as a percentage, the numerator of which is the sum of the total Certificate Principal Amount of the Class B Certificates, the Class M Certificates and the Overcollateralization Amount (which, for purposes of this definition only, will not be less than zero), and the denominator of which is the aggregate loan balance, after giving effect to distributions on that Distribution Date.

Lehman Brothers Contacts

MBS Trading	Matt Miller	(212) 526-8315
	Rishi Bansal	(212) 526-8315
	Alar Randmere	(212) 526-8315
	Sumit Chhabra	(212) 526-8315
	Alok Sharma	(212) 526-8315
	David Wong	(212) 526-8315

Syndicate	Kevin White	(212) 526-9519
	Bob Caldwell	(212) 526-9519
	Dan Covello	(212) 526-9519
	Paul Tedeschi	(212) 526-9519

MBS Banking	Ellen Kiernan	(212) 526-4279
	Jenna Levine	(212) 526-1453
	Christina Barretto	(212) 526-2185
	Patrick Fruzzetti	(212) 526-2693

Rating Agency Contacts

S&P	George Kimmel	(212) 438-1575
Moody’s	Mike Labuskes	(212) 553-2935
	Moni Banerjee	(212) 553-4513
Fitch	Randy Fabian	(212) 908-0268
	Lori Samuels	(212) 908-0264

Summary of Terms
Issuer:	Structured Asset Investment Loan Trust, Series 2005-3
Depositor:	Structured Asset Securities Corporation
Trustee:	LaSalle Bank, National Association
Securities Administrator:	Wells Fargo Bank, N.A.
Master Servicer:	Aurora Loan Services
Credit Risk Manager:	The MurrayHill Company
Lead Underwriter:	Lehman Brothers Inc.
Swap Counterparty:	[TBD]
Distribution Date:	25th of each month, or the next succeeding Business Day, beginning in April 2005.
Statistical Cut-Off Date:	Approximately 65.53% of the Mortgage Loans are as of February 1, 2005. Approximately 34.47% of the Mortgage Loans are as of February 25, 2005.
Cut-Off Date:	March 1, 2005
Pricing Date:	Week of March 7, 2005
Closing Date:	March 30, 2005
Settlement Date:	March 30, 2005
Delay Days:	0 day delay – All Classes
Dated Date:	March 25, 2005
Day Count:	Actual/360
Collection Period:	2nd day of prior month through 1st day of month of such distribution
Servicing Fee:

The servicing fee for approximately 65.40% of the Mortgage Loans is equal to 0.50% of the loan principal balance annually.  Approximately 34.59% of the Mortgage Loans have a servicing fee equal to 0.30% annually for the first 10 Distribution Dates, 0.40% for Distribution Dates 11 through 30, and 0.65% thereafter.  Approximately 0.01% of the Mortgage Loans have a servicing fee equal to 0.30% annually for the first 10 Distribution Dates, 0.40% for Distribution Dates 11 through 30, 0.65% for Distribution Dates 31 through 48, and 0.80% thereafter

Clearing/Registration:	Book-entry through DTC and Euroclear for Rule 144A and Regulation S.
Denomination:	Minimum $25,000; increments $1 in excess thereof for Classes A1, A2, A3, A4, A5, A6, A7 and A8. Minimum $100,000; increments $1 in excess thereof for the Class M Certificates and Class B Certificates.
SMMEA Eligibility:	None of the classes are expected to be SMMEA eligible
ERISA Eligibility:	The Class A and Class M Certificates are expected to be ERISA eligible, subject to certain investor-based qualifications.
Tax Status:	REMIC for Federal income tax purposes.

Sensitivity Analysis - To 10% Call

% CPR	20%	25%	30%	35%	40%

Class A1
Avg. Life (yrs)	3.52	2.76	2.22	1.81	1.48
Window (mos)	1-119	1-94	1-77	1-64	1-55
Expected Final Mat.	1/25/2015	12/25/2012	7/25/2011	6/25/2010	9/25/2009

Class A2
Avg. Life (yrs)	1.31	1.03	0.84	0.70	0.60
Window (mos)	1-35	1-28	1-22	1-19	1-16
Expected Final Mat.	1/25/2008	6/25/2007	12/25/2006	9/25/2006	6/25/2006

Class A3
Avg. Life (yrs)	4.91	3.81	3.00	2.35	1.93
Window (mos)	35-94	28-74	22-61	19-50	16-33
Expected Final Mat.	12/25/2012	4/25/2011	3/25/2010	4/25/2009	11/25/2007

Class A4
Avg. Life (yrs)	9.48	7.47	6.11	5.08	4.06
Window (mos)	94-119	74-94	61-77	50-64	33-55
Expected Final Mat.	1/25/2015	12/25/2012	7/25/2011	6/25/2010	9/25/2009

Class A5
Avg. Life (yrs)	3.54	2.77	2.23	1.81	1.49
Window (mos)	1-119	1-94	1-77	1-64	1-55
Expected Final Mat.	1/25/2015	12/25/2012	7/25/2011	6/25/2010	9/25/2009

Class A6
Avg. Life (yrs)	3.54	2.77	2.23	1.81	1.49
Window (mos)	1-119	1-94	1-77	1-64	1-55
Expected Final Mat.	1/25/2015	12/25/2012	7/25/2011	6/25/2010	9/25/2009

Class A7
Avg. Life (yrs)	3.53	2.77	2.23	1.81	1.49
Window (mos)	1-119	1-94	1-77	1-64	1-55
Expected Final Mat.	1/25/2015	12/25/2012	7/25/2011	6/25/2010	9/25/2009

Class A8
Avg. Life (yrs)	3.53	2.77	2.23	1.81	1.49
Window (mos)	1-119	1-94	1-77	1-64	1-55
Expected Final Mat.	1/25/2015	12/25/2012	7/25/2011	6/25/2010	9/25/2009

Sensitivity Analysis - To 10% Call

% CPR	20%	25%	30%	35%	40%

Class M1
Avg. Life (yrs)	6.45	5.18	4.49	4.17	4.16
Window (mos)	37-119	39-94	41-77	44-64	47-55
Expected Final Mat.	1/25/2015	12/25/2012	7/25/2011	6/25/2010	9/25/2009

Class M2
Avg. Life (yrs)	6.45	5.17	4.45	4.06	3.94
Window (mos)	37-119	38-94	40-77	41-64	43-55
Expected Final Mat.	1/25/2015	12/25/2012	7/25/2011	6/25/2010	9/25/2009

Class M3
Avg. Life (yrs)	6.45	5.16	4.41	3.98	3.79
Window (mos)	37-119	38-94	39-77	40-64	42-55
Expected Final Mat.	1/25/2015	12/25/2012	7/25/2011	6/25/2010	9/25/2009

Class M4
Avg. Life (yrs)	6.45	5.16	4.40	3.94	3.71
Window (mos)	37-119	38-94	38-77	39-64	40-55
Expected Final Mat.	1/25/2015	12/25/2012	7/25/2011	6/25/2010	9/25/2009

Class M5
Avg. Life (yrs)	6.45	5.14	4.37	3.90	3.65
Window (mos)	37-119	37-94	38-77	39-64	39-55
Expected Final Mat.	1/25/2015	12/25/2012	7/25/2011	6/25/2010	9/25/2009

Class M6
Avg. Life (yrs)	6.45	5.14	4.37	3.88	3.60
Window (mos)	37-119	37-94	38-77	38-64	39-55
Expected Final Mat.	1/25/2015	12/25/2012	7/25/2011	6/25/2010	9/25/2009

Class M7
Avg. Life (yrs)	6.44	5.14	4.35	3.86	3.56
Window (mos)	37-119	37-94	37-77	38-64	38-55
Expected Final Mat.	1/25/2015	12/25/2012	7/25/2011	6/25/2010	9/25/2009

Class M8
Avg. Life (yrs)	6.21	4.95	4.17	3.71	3.42
Window (mos)	37-115	37-91	37-74	37-62	38-52
Expected Final Mat.	9/25/2014	9/25/2012	4/25/2011	4/25/2010	6/25/2009

Class M9
Avg. Life (yrs)	5.46	4.36	3.69	3.30	3.13
Window (mos)	37-96	37-76	37-62	37-51	37-43
Expected Final Mat.	2/25/2013	6/25/2011	4/25/2010	5/25/2009	9/25/2008

Sensitivity Analysis - To 10% Call

% CPR	20%	25%	30%	35%	40%

Class B
Avg. Life (yrs)	3.97	3.29	3.08	3.07	3.07
Window (mos)	37-61	37-48	37-39	37-37	37-37
Expected Final Mat.	3/25/2010	2/25/2009	5/25/2008	3/25/2008	3/25/2008

Sensitivity Analysis - To Maturity

% CPR	20%	25%	30%	35%	40%

Class A1
Avg. Life (yrs)	3.82	3.00	2.42	1.98	1.62
Window (mos)	1-250	1-203	1-169	1-142	1-121
Expected Final Mat.	12/25/2025	1/25/2022	3/25/2019	12/25/2016	3/25/2015

Class A2
Avg. Life (yrs)	1.31	1.03	0.84	0.70	0.60
Window (mos)	1-35	1-28	1-22	1-19	1-16
Expected Final Mat.	1/25/2008	6/25/2007	12/25/2006	9/25/2006	6/25/2006

Class A3
Avg. Life (yrs)	4.91	3.81	3.00	2.35	1.93
Window (mos)	35-94	28-74	22-61	19-50	16-33
Expected Final Mat.	12/25/2012	4/25/2011	3/25/2010	4/25/2009	11/25/2007

Class A4
Avg. Life (yrs)	11.68	9.28	7.58	6.32	5.08
Window (mos)	94-254	74-206	61-171	50-144	33-122
Expected Final Mat.	4/25/2026	4/25/2022	5/25/2019	2/25/2017	4/25/2015

Class A5
Avg. Life (yrs)	3.84	3.02	2.43	1.98	1.63
Window (mos)	1-253	1-206	1-171	1-143	1-122
Expected Final Mat.	3/25/2026	4/25/2022	5/25/2019	1/25/2017	4/25/2015

Class A6
Avg. Life (yrs)	3.84	3.02	2.43	1.98	1.63
Window (mos)	1-253	1-206	1-171	1-143	1-122
Expected Final Mat.	3/25/2026	4/25/2022	5/25/2019	1/25/2017	4/25/2015

Class A7
Avg. Life (yrs)	3.83	3.01	2.43	1.98	1.62
Window (mos)	1-252	1-206	1-171	1-143	1-122
Expected Final Mat.	2/25/2026	4/25/2022	5/25/2019	1/25/2017	4/25/2015

Class A8
Avg. Life (yrs)	3.83	3.01	2.43	1.98	1.62
Window (mos)	1-252	1-206	1-171	1-143	1-122
Expected Final Mat.	2/25/2026	4/25/2022	5/25/2019	1/25/2017	4/25/2015

Sensitivity Analysis - To Maturity

% CPR	20%	25%	30%	35%	40%

Class M1
Avg. Life (yrs)	7.06	5.68	4.90	4.52	4.44
Window (mos)	37-194	39-156	41-128	44-107	47-91
Expected Final Mat.	4/25/2021	2/25/2018	10/25/2015	1/25/2014	9/25/2012

Class M2
Avg. Life (yrs)	7.02	5.63	4.82	4.38	4.20
Window (mos)	37-186	38-150	40-123	41-102	43-87
Expected Final Mat.	8/25/2020	8/25/2017	5/25/2015	8/25/2013	5/25/2012

Class M3
Avg. Life (yrs)	6.97	5.57	4.74	4.26	4.02
Window (mos)	37-174	38-138	39-113	40-94	42-80
Expected Final Mat.	8/25/2019	8/25/2016	7/25/2014	12/25/2012	10/25/2011

Class M4
Avg. Life (yrs)	6.90	5.52	4.69	4.19	3.91
Window (mos)	37-164	38-130	38-106	39-89	40-75
Expected Final Mat.	10/25/2018	12/25/2015	12/25/2013	7/25/2012	5/25/2011

Class M5
Avg. Life (yrs)	6.81	5.43	4.60	4.10	3.81
Window (mos)	37-154	37-122	38-99	39-83	39-70
Expected Final Mat.	12/25/2017	4/25/2015	5/25/2013	1/25/2012	12/25/2010

Class M6
Avg. Life (yrs)	6.69	5.33	4.52	4.00	3.70
Window (mos)	37-142	37-112	38-92	38-77	39-65
Expected Final Mat.	12/25/2016	6/25/2014	10/25/2012	7/25/2011	7/25/2010

Class M7
Avg. Life (yrs)	6.51	5.19	4.38	3.89	3.58
Window (mos)	37-130	37-102	37-84	38-70	38-59
Expected Final Mat.	12/25/2015	8/25/2013	2/25/2012	12/25/2010	1/25/2010

Class M8
Avg. Life (yrs)	6.21	4.95	4.17	3.71	3.42
Window (mos)	37-115	37-91	37-74	37-62	38-52
Expected Final Mat.	9/25/2014	9/25/2012	4/25/2011	4/25/2010	6/25/2009

Class M9
Avg. Life (yrs)	5.46	4.36	3.69	3.30	3.13
Window (mos)	37-96	37-76	37-62	37-51	37-43
Expected Final Mat.	2/25/2013	6/25/2011	4/25/2010	5/25/2009	9/25/2008

Sensitivity Analysis - To Maturity

% CPR	20%	25%	30%	35%	40%

Class B
Avg. Life (yrs)	3.97	3.29	3.08	3.07	3.07
Window (mos)	37-61	37-48	37-39	37-37	37-37
Expected Final Mat.	3/25/2010	2/25/2009	5/25/2008	3/25/2008	3/25/2008

Available Funds Cap Schedule* (1)(2)

*The Effective Available Funds Cap is shown for the first 60 Distribution Dates.  For purposes of this calculation, it was assumed that Net Swap Payments from the Swap Agreement were available to the Senior Certificates of each group in proportion to the related Collateral Group Balance.

Period	Group 1 Senior Funds Cap (%)	Group 2 Senior Funds Cap (%)	Group 3 Senior Funds Cap (%)	Group 4 Senior Funds Cap (%)	Subordinate Funds Cap (%)	Period	Group 1 Senior Funds Cap (%)	Group 2 Senior Funds Cap (%)	Group 3 Senior Funds Cap (%)	Group 4 Senior Funds Cap (%)	Subordinate Funds Cap (%)
1	6.89222	7.06819	6.83954	7.26594	7.03095	31	15.06638	15.34759	14.99620	15.50152	15.25550
2	22.83275	22.99262	22.79482	23.17023	22.96090	32	15.33009	15.62056	15.25749	15.77982	15.52547
3	23.59113	23.75618	23.55618	23.94133	23.72492	33	14.66513	14.94612	14.59763	15.10174	14.85519
4	22.82741	22.98874	22.79559	23.16616	22.95801	34	15.03039	15.32414	14.96144	15.48183	15.22838
5	23.58543	23.75199	23.55246	23.93532	23.72026	35	14.42833	15.20133	14.64427	15.02804	14.92094
6	22.82173	22.98323	22.78973	23.16018	22.95228	36	15.14919	15.57036	15.24999	15.71198	15.46594
7	22.81875	22.98010	22.78667	23.15704	22.94918	37	15.98182	16.43188	16.08971	16.58344	16.32040
8	23.57621	23.74316	23.54477	23.92570	23.71150	38	14.84202	15.26289	14.94285	15.40484	15.15866
9	22.81252	22.97393	22.78201	23.15304	22.94388	39	15.22666	15.66141	15.33242	15.80826	15.55421
10	23.56957	23.73801	23.53912	23.92128	23.70620	40	14.63110	15.05356	14.73335	15.19395	14.94873
11	22.80589	22.93942	22.77634	23.04935	22.90490	41	15.01313	15.84479	15.24286	15.65486	15.54159
12	22.80242	22.93626	22.77277	23.04572	22.90149	42	15.21644	15.68522	15.37229	15.81418	15.57387
13	25.24157	25.38958	25.20864	25.51076	25.35112	43	15.11818	15.58679	15.27394	15.71595	15.47551
14	22.79514	22.92904	22.76707	23.03820	22.89459	44	15.52263	16.00669	15.68348	16.14035	15.89178
15	23.55105	23.68925	23.52194	23.80398	23.65412	45	14.92760	15.39587	15.08434	15.52542	15.28506
16	22.78742	22.92275	22.76029	23.03276	22.88818	46	15.32973	15.81409	15.49159	15.94750	15.69926
17	23.54281	23.68299	23.51468	23.79616	23.64700	47	14.74473	15.53656	15.02150	15.40074	15.27288
18	22.77918	22.91515	22.75187	23.02420	22.88008	48	15.44453	15.62470	15.65483	15.33803	15.54573
19	22.77487	22.91068	22.74865	23.01973	22.87595	49	17.00319	17.20237	17.23590	16.88507	17.11503
20	23.52945	23.67000	23.50408	23.78238	23.63441	50	15.27266	15.45231	15.48275	15.16585	15.37352
21	22.76586	22.90171	22.74426	23.01234	22.86851	51	15.69567	15.88105	15.91289	15.58516	15.79979
22	23.51984	23.66771	23.49860	23.77461	23.62914	52	15.10776	15.28690	15.31787	15.00068	15.20836
23	22.75626	23.68617	22.73561	23.00265	23.17008	53	15.52876	15.79644	15.87009	15.47046	15.70891
24	24.49905	24.86506	24.45088	25.17474	24.78081	54	15.21755	15.22389	15.36491	14.91065	15.18964
25	20.35461	20.75972	20.30164	21.10269	20.66661	55	15.14089	15.14729	15.28812	14.83380	15.11293
26	17.12883	17.49462	17.08090	17.80458	17.41058	56	15.56800	15.57430	15.72002	15.25049	15.53891
27	16.76039	17.13826	16.71183	17.46059	17.05217	57	14.99224	14.99801	15.13923	14.68478	14.96389
28	15.54033	15.90954	15.49439	16.21817	15.82440	58	15.41756	15.42319	15.56933	15.09965	15.38806
29	15.52398	16.21666	15.47643	16.22441	15.93935	59	14.84964	14.89612	15.06495	14.54181	14.85483
30	15.37089	15.72776	15.30038	16.04788	15.64357	60	14.84145	14.83908	15.01877	14.47252	14.80404

(1)

Based on one-month LIBOR and six-month LIBOR of 20% for each period.

(2)

Assumes a constant prepayment rate of 30%.

Excess Spread (1)(2)(3)

Period	Excess Spread	Period	Excess Spread
1	3.72%	31	3.72%
2	3.21%	32	3.86%
3	3.21%	33	3.69%
4	2.92%	34	3.83%
5	2.89%	35	3.85%
6	2.63%	36	3.95%
7	2.52%	37	4.26%
8	2.54%	38	3.97%
9	2.28%	39	4.14%
10	2.31%	40	3.98%
11	2.12%	41	4.21%
12	2.06%	42	4.09%
13	2.44%	43	4.09%
14	1.96%	44	4.24%
15	2.06%	45	4.07%
16	1.87%	46	4.23%
17	1.99%	47	4.07%
18	1.81%	48	4.11%
19	1.78%	49	4.59%
20	1.90%	50	4.09%
21	1.72%	51	4.25%
22	1.79%	52	4.08%
23	2.00%	53	4.25%
24	3.52%	54	4.12%
25	4.00%	55	4.12%
26	3.51%	56	4.28%
27	3.65%	57	4.11%
28	3.48%	58	4.27%
29	3.67%	59	4.11%
30	3.82%	60	4.16%

(1)

Based on gradually increasing one-month LIBOR and six-month LIBOR.

(2)

Assumes a constant prepayment rate of 30%.

(3)

Does not include swap payments to the Trust, reflects swap payments made by the Trust.

Breakeven CDR Table

The table below displays the Constant Default Rate (“CDR”) and the related cumulative collateral loss wherein the Class will first incur a writedown. Calculations are run to maturity at the forward one-month LIBOR and six-month LIBOR curves. Other assumptions incorporated include: (1) a constant prepayment rate of 30%, (2) 40% loss severity, (3) 6 month lag from default to loss, (4) principal and interest advanced during the 6 month lag and (5) triggers fail (i.e., no stepdown).

Class	CDR Break-Even (%)	Cumulative Loss (%)
M1	21.58	16.06
M2	17.26	13.75
M3	15.13	12.49
M4	13.50	11.46
M5	12.09	10.53
M6	10.96	9.74
M7	9.96	9.02
M8	9.04	8.33
M9	8.04	7.55
B	7.80	7.36

SAIL 2005-3 Collateral Summary – Aggregate

Collateral information is as of the Statistical Cut-off Date.

Collateral Characteristics – Aggregate
Collateral characteristics are listed below as of the Statistical Cut-off Date.

Amortization Type
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Non- IO Loans:
2/28 ARM (Libor)	8,626	$1,599,636,917.97	71.37%	7.336%	100.00%	603	80.39%	57.65%	34.80%
2/13 ARM (Libor)	13	1,418,557.68	0.06	8.139	100.00	603	80.82	29.39	14.26
3/27 ARM (Libor)	970	177,791,362.83	7.93	7.312	100.00	611	79.88	59.80	31.81
5/25 ARM (Libor)	62	14,799,074.71	0.66	6.837	100.00	634	78.86	63.42	38.96
6 Month Libor ARM	22	4,545,882.44	0.20	7.340	100.00	642	82.09	33.66	0.00
Balloon	1,757	97,810,222.25	4.36	10.329	0.00	656	99.58	66.18	0.45
Fixed Rate	2,686	345,425,531.76	15.41	7.775	0.00	621	78.98	63.42	31.19
Subtotal (Non-IO):	14,136	$2,241,427,549.64	100.00%	7.530%	80.23%	609	80.97%	59.06%	32.46%

Interest-Only Loans:
2/28 ARM (Libor)	1,891	$543,351,844.06	86.37%	6.725%	100.00%	653	83.61%	50.71%	41.16%
3/27 ARM (Libor)	250	71,828,691.72	11.42	6.603	100.00	649	79.19	40.87	24.49
5/25 ARM (Libor)	5	736,500.00	0.12	6.507	100.00	671	76.44	100.00	0.00
1 Month Libor ARM	4	1,156,102.65	0.18	6.209	100.00	682	87.49	100.00	0.00
6 Month Libor ARM	10	1,754,887.95	0.28	6.289	100.00	694	81.39	53.91	0.00
Fixed Rate	40	10,240,664.55	1.63	6.934	0.00	659	84.65	63.19	54.98
Subtotal (IO Loans):	2,200	$629,068,690.93	100.00%	6.712%	98.37%	653	83.12%	49.95%	39.24%

Total:	16,336	$2,870,496,240.57	100.00%	7.351%	84.20%	619	81.44%	57.06%	33.94%

IO Term
(months)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Interest-Only Loans:
24	19	$3,086,196.14	0.49%	6.774%	100.00%	685	81.67%	35.63%	17.86%
36	6	1,065,176.87	0.17	6.806	100.00	739	91.68	26.41	72.38
60	2,164	621,377,162.96	98.78	6.711	98.44	653	83.12	50.03	39.49
120	11	3,540,154.96	0.56	6.875	84.01	655	81.20	54.14	3.33
Total:	2,200	$629,068,690.93	100.00%	6.712%	98.37%	653	83.12%	49.95%	39.24%

Collateral Characteristics – Aggregate (continued)
Collateral characteristics are listed below as of the Statistical Cut-off Date.

Scheduled Principal Balances
($)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
0.01 - 50,000.00	1,748	$63,391,685.46	2.21%	10.007%	22.07%	629	92.03%	71.47%	6.88%
50,000.01 - 100,000.00	3,759	281,669,945.53	9.81	8.694	58.55	614	83.92	68.90	18.32
100,000.01 - 150,000.00	3,206	400,832,348.37	13.96	7.631	80.18	608	80.49	70.01	28.60
150,000.01 - 200,000.00	2,393	416,851,909.48	14.52	7.233	85.89	612	79.82	62.12	33.10
200,000.01 - 250,000.00	1,579	354,255,381.17	12.34	7.175	89.62	613	79.99	56.05	32.29
250,000.01 - 300,000.00	1,191	325,829,153.30	11.35	7.007	89.33	620	80.48	51.67	35.43
300,000.01 - 350,000.00	848	276,050,888.16	9.62	6.993	90.18	624	81.51	46.09	41.60
350,000.01 - 400,000.00	559	210,331,292.19	7.33	6.973	92.81	621	81.98	46.21	39.80
400,000.01 - 450,000.00	402	170,933,219.55	5.95	6.869	91.21	629	83.66	52.42	49.43
450,000.01 - 500,000.00	234	111,826,747.97	3.90	6.996	92.27	633	82.80	43.40	48.07
500,000.01 - 550,000.00	133	69,827,851.12	2.43	6.798	91.01	639	82.07	36.15	39.82
550,000.01 - 600,000.00	109	62,831,184.16	2.19	6.864	98.15	629	83.55	56.93	48.65
600,000.01 - 650,000.00	63	39,409,596.58	1.37	6.758	95.32	634	81.91	63.37	36.44
>= 650,000.01	112	86,455,037.53	3.01	6.853	97.29	631	77.33	50.31	30.44
Total:	16,336	$2,870,496,240.57	100.00%	7.351%	84.20%	619	81.44%	57.06%	33.94%

Lien Position
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
1st Lien	13,862	$2,731,531,385.78	95.16%	7.197%	88.49%	617	80.58%	56.81%	35.67%
2nd Lien	2,474	138,964,854.79	4.84	10.370	0.00	653	98.27	61.97	0.00
Total:	16,336	$2,870,496,240.57	100.00%	7.351%	84.20%	619	81.44%	57.06%	33.94%

Collateral Characteristics – Aggregate (continued)
Collateral characteristics are listed below as of the Statistical Cut-off Date.

Loan Purpose
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Cash Out Refinance	7,991	$1,553,328,859.90	54.11%	7.260%	84.00%	605	78.45%	56.49%	33.76%
Purchase	6,710	1,012,597,317.83	35.28	7.523	84.68	646	85.99	55.44	32.54
Rate/Term Refinance	1,084	197,595,461.17	6.88	7.333	83.47	602	81.22	65.88	39.64
Debt Consolidation	549	106,787,765.55	3.72	7.070	84.21	591	82.04	64.49	39.31
Construction Permanent	1	95,793.26	0.00	10.205	0.00	606	87.27	0.00	100.00
Home Improvement	1	91,042.86	0.00	8.620	0.00	661	95.00	0.00	0.00
Total:	16,336	$2,870,496,240.57	100.00%	7.351%	84.20%	619	81.44%	57.06%	33.94%

Occupancy Status
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Primary Home	14,943	$2,660,111,456.27	92.67%	7.318%	83.75%	617	81.37%	57.58%	32.45%
Investment	1,257	184,709,132.31	6.43	7.829	89.75	644	82.30	51.69	53.85
Second Home	136	25,675,651.99	0.89	7.298	91.30	649	81.88	42.13	45.44
Total:	16,336	$2,870,496,240.57	100.00%	7.351%	84.20%	619	81.44%	57.06%	33.94%

Original Terms to Stated Maturity
(months)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
1 - 180	2,020	$120,202,891.02	4.19%	9.913%	1.18%	648	95.27%	65.19%	4.68%
181 - 240	506	32,516,502.39	1.13	9.758	0.00	647	92.91	58.02	3.70
241 - 360	13,810	2,717,776,847.16	94.68	7.209	88.88	617	80.69	56.69	35.60
Total:	16,336	$2,870,496,240.57	100.00%	7.351%	84.20%	619	81.44%	57.06%	33.94%

Collateral Characteristics – Aggregate (continued)
Collateral characteristics are listed below as of the Statistical Cut-off Date.

Remaining Terms to Stated Maturity
(months)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
1 - 180	2,020	$120,202,891.02	4.19%	9.913%	1.18%	648	95.27%	65.19%	4.68%
181 - 240	506	32,516,502.39	1.13	9.758	0.00	647	92.91	58.02	3.70
241 - 360	13,810	2,717,776,847.16	94.68	7.209	88.88	617	80.69	56.69	35.60
Total:	16,336	$2,870,496,240.57	100.00%	7.351%	84.20%	619	81.44%	57.06%	33.94%

State Distribution (Top 10)
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
CA	3,994	$979,455,304.44	34.12%	7.043%	86.85%	625	80.50%	51.74%	33.18%
NY	788	196,452,352.96	6.84	7.294	75.12	623	79.41	37.50	33.70
FL	1,305	194,290,343.68	6.77	7.608	83.75	616	81.62	58.86	34.48
IL	849	131,533,663.89	4.58	7.806	91.31	615	85.48	61.72	50.65
NJ	577	123,404,921.53	4.30	7.475	85.42	604	78.22	47.57	28.96
MA	388	94,267,032.19	3.28	6.960	83.58	631	77.97	45.31	31.84
TX	861	92,784,890.26	3.23	7.915	71.13	607	81.49	66.05	18.87
AZ	672	90,491,795.55	3.15	7.419	82.42	620	84.29	68.90	34.33
NV	411	83,450,337.34	2.91	7.208	88.66	622	82.27	61.90	36.96
MI	700	79,263,080.14	2.76	7.777	87.26	607	83.35	69.14	30.33
Other	5,791	805,102,518.59	28.05	7.529	82.98	614	82.67	65.88	34.81
Total:	16,336	$2,870,496,240.57	100.00%	7.351%	84.20%	619	81.44%	57.06%	33.94%

Collateral Characteristics – Aggregate (continued)
Collateral characteristics are listed below as of the Statistical Cut-off Date.

Original Combined Loan-to-Value Ratio*
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
First Lien Loans:
< = 60.00%	963	$158,073,303.09	5.79%	7.080%	76.03%	584	50.38%	49.35%	0.00%
60.01 - 70.00%	1,361	269,150,753.50	9.85	7.157	81.94	584	66.38	50.27	0.08
70.01 - 80.00%	5,838	1,146,064,341.31	41.96	7.042	90.78	615	78.62	54.18	0.05
80.01 - 85.00%
With MI:	1,282	266,266,967.66	9.75	7.202	86.50	613	84.50	57.24	100.00
Without MI:	335	51,789,035.04	1.90	7.952	94.20	572	84.51	61.54	0.00
85.01 - 90.00%
With MI:	2,021	441,606,462.35	16.17	7.242	88.64	638	89.60	58.51	100.00
Without MI:	543	79,135,533.11	2.90	7.893	94.84	593	89.68	79.84	0.00
90.01 - 95.00%
With MI:	873	196,838,734.46	7.21	7.267	88.52	657	94.64	65.65	100.00
Without MI:	268	44,564,223.07	1.63	7.793	96.93	604	94.59	79.01	0.00
95.01 - 100.00%
With MI:	313	68,767,262.87	2.52	7.823	92.93	686	99.80	56.99	100.00
Without MI:	65	9,274,769.32	0.34	8.066	96.97	635	99.29	86.78	0.00
Subtotal (First Lien):	13,862	$2,731,531,385.78	100.00%	7.197%	88.49%	617	80.58%	56.81%	35.67%

Second Lien Loans:
<= 60.00%	19	$1,696,700.99	1.22%	10.039%	0.00%	607	50.25%	43.64%	0.00%
60.01 - 70.00%	13	960,121.75	0.69	10.077	0.00	589	67.33	45.60	0.00
70.01 - 80.00%	35	2,611,312.24	1.88	10.627	0.00	592	75.78	22.23	0.00
80.01 - 85.00%	23	2,025,653.56	1.46	10.361	0.00	613	84.07	55.78	0.00
85.01 - 90.00%	12	690,356.41	0.50	10.711	0.00	637	88.54	32.56	0.00
90.01 - 95.00%	81	3,788,265.04	2.73	10.544	0.00	642	94.93	46.97	0.00
95.01 - 100.00%	2,291	127,192,444.80	91.53	10.364	0.00	656	99.98	63.86	0.00
Subtotal (Second Lien):	2,474	$138,964,854.79	100.00%	10.370%	0.00%	653	98.27%	61.97%	0.00%

Total:	16,336	$2,870,496,240.57	100.00%	7.351%	84.20%	619	81.44%	57.06%	33.94%

*Includes the loan in the securitization and any senior liens.

Collateral Characteristics – Aggregate (continued)
Collateral characteristics are listed below as of the Statistical Cut-off Date.

Original Effective Combined Loan-to-Value Ratio*

	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
First Lien Loans:
< = 60.00%	5,437	$1,127,978,592.30	41.29%	7.250%	86.62%	631	84.38%	58.01%	85.99%
60.01 - 70.00%	1,379	272,670,585.04	9.98	7.154	81.86	584	66.74	50.45	1.37
70.01 - 80.00%	5,835	1,146,118,647.90	41.96	7.043	90.80	615	78.63	54.23	0.06
80.01 - 85.00%	335	51,789,035.04	1.90	7.952	94.20	572	84.51	61.54	0.00
85.01 - 90.00%	543	79,135,533.11	2.90	7.893	94.84	593	89.68	79.84	0.00
90.01 - 95.00%	268	44,564,223.07	1.63	7.793	96.93	604	94.59	79.01	0.00
95.01 - 100.00%	65	9,274,769.32	0.34	8.066	96.97	635	99.29	86.78	0.00
Subtotal (First Lien):	13,862	$2,731,531,385.78	100.00%	7.197%	88.49%	617	80.58%	56.81%	35.67%

Second Lien Loans:
< = 60.00%	19	$1,696,700.99	1.22%	10.039%	0.00%	607	50.25%	43.64%	0.00%
60.01 - 70.00%	13	960,121.75	0.69	10.077	0.00	589	67.33	45.60	0.00
70.01 - 80.00%	35	2,611,312.24	1.88	10.627	0.00	592	75.78	22.23	0.00
80.01 - 85.00%	23	2,025,653.56	1.46	10.361	0.00	613	84.07	55.78	0.00
85.01 - 90.00%	12	690,356.41	0.50	10.711	0.00	637	88.54	32.56	0.00
90.01 - 95.00%	81	3,788,265.04	2.73	10.544	0.00	642	94.93	46.97	0.00
95.01 - 100.00%	2,291	127,192,444.80	91.53	10.364	0.00	656	99.98	63.86	0.00
Subtotal (Second Lien):	2,474	$138,964,854.79	100.00%	10.370%	0.00%	653	98.27%	61.97%	0.00%

Total:	16,336	$2,870,496,240.57	100.00%	7.351%	84.20%	619	81.44%	57.06%	33.94%

*Combined LTV after taking mortgage insurance into account.

Collateral Characteristics – Aggregate (continued)
Collateral characteristics are listed below as of the Statistical Cut-off Date.

Original Full Combined Loan-to-Value Ratio*

	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
First Lien Loans:
< = 60.00%	948	$155,661,388.48	5.70%	7.070%	76.15%	583	50.32%	49.53%	0.00%
60.01 - 70.00%	1,313	257,999,238.17	9.45	7.154	81.36	582	66.31	50.79	0.08
70.01 - 80.00%	3,267	648,350,563.72	23.74	7.301	86.23	589	77.57	50.44	0.05
80.01 - 85.00%
With MI:	1,234	256,507,312.03	9.39	7.196	86.17	612	84.50	57.11	100.00
Without MI:	262	45,380,722.60	1.66	7.814	92.86	574	83.41	57.94	0.00
85.01 - 90.00%
With MI:	1,933	428,083,898.16	15.67	7.216	88.63	638	89.57	58.22	100.00
Without MI:	514	85,042,432.08	3.11	7.695	94.57	600	87.41	72.41	0.00
90.01 - 95.00%
With MI:	928	207,363,924.66	7.59	7.299	88.67	656	94.28	64.52	100.00
Without MI:	507	86,495,741.75	3.17	7.537	95.99	613	87.93	64.29	0.00
95.01 - 100.00%
With MI:	395	81,836,023.86	3.00	7.798	92.72	680	97.95	60.77	100.00
Without MI:	2,561	478,810,140.27	17.53	6.749	96.84	648	80.34	61.38	0.00
Subtotal (First Lien):	13,862	$2,731,531,385.78	100.00%	7.197%	88.49%	617	80.58%	56.81%	35.67%

Second Lien Loans:
< = 60.00%	19	$1,696,700.99	1.22%	10.039%	0.00%	607	50.25%	43.64%	0.00%
60.01 - 70.00%	13	960,121.75	0.69	10.077	0.00	589	67.33	45.60	0.00
70.01 - 80.00%	35	2,611,312.24	1.88	10.627	0.00	592	75.78	22.23	0.00
80.01 - 85.00%	23	2,025,653.56	1.46	10.361	0.00	613	84.07	55.78	0.00
85.01 - 90.00%	12	690,356.41	0.50	10.711	0.00	637	88.54	32.56	0.00
90.01 - 95.00%	81	3,788,265.04	2.73	10.544	0.00	642	94.93	46.97	0.00
95.01 - 100.00%	2,291	127,192,444.80	91.53	10.364	0.00	656	99.98	63.86	0.00
Subtotal (Second Lien):	2,474	$138,964,854.79	100.00%	10.370%	0.00%	653	98.27%	61.97%	0.00%

Total:	16,336	$2,870,496,240.57	100.00%	7.351%	84.20%	619	81.44%	57.06%	33.94%

*Includes all liens on the mortgaged property.

Collateral Characteristics – Aggregate (continued)
Collateral characteristics are listed below as of the Statistical Cut-off Date.

FICO Score
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
0 - 0	53	$6,490,386.48	0.23%	8.081%	91.53%	0	71.96%	64.38%	0.00%
500 - 520	828	141,821,995.13	4.94	8.340	92.37	511	73.51	66.13	9.14
521 - 540	1,051	179,156,064.52	6.24	7.932	90.28	531	74.31	66.27	14.81
541 - 560	1,202	209,216,626.71	7.29	7.763	88.79	550	76.25	67.65	20.65
561 - 580	1,388	250,855,700.18	8.74	7.455	88.56	571	78.06	65.97	25.53
581 - 600	1,887	305,727,842.59	10.65	7.450	81.91	591	80.19	68.62	28.45
601 - 620	2,258	386,789,530.04	13.47	7.234	81.96	611	81.83	64.08	34.56
621 - 640	2,174	381,091,099.39	13.28	7.118	83.78	630	82.48	55.51	38.26
641 - 660	1,906	333,832,407.24	11.63	7.147	81.20	650	84.10	51.17	40.40
661 - 680	1,384	251,779,843.03	8.77	7.079	81.50	670	85.29	45.06	43.84
681 - 700	869	164,265,074.76	5.72	7.102	83.26	690	87.28	39.71	53.02
701 - 720	556	109,467,042.28	3.81	7.087	79.86	710	87.29	34.04	50.02
721 - 740	340	62,899,525.20	2.19	7.001	81.23	729	86.68	40.80	48.38
741 - 760	230	44,575,323.18	1.55	7.078	81.20	750	87.25	36.25	49.53
761 - 780	154	31,373,861.10	1.09	6.952	85.29	769	85.75	39.47	53.62
>= 781	56	11,153,918.74	0.39	6.880	82.09	791	84.89	36.10	41.75
Total:	16,336	$2,870,496,240.57	100.00%	7.351%	84.20%	619	81.44%	57.06%	33.94%

Property Type
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Single Family	12,238	$2,089,175,324.44	72.78%	7.346%	84.04%	614	81.07%	58.51%	32.86%
PUD	1,593	306,072,020.61	10.66	7.353	85.76	623	82.72	59.90	31.74
2-4 Family	1,278	291,261,946.43	10.15	7.344	83.99	637	81.45	42.64	42.17
Condo	1,140	174,021,987.99	6.06	7.397	85.02	635	83.54	56.64	35.63
Manufactured Housing	87	9,964,961.10	0.35	7.536	61.69	647	81.18	95.57	58.91
Total:	16,336	$2,870,496,240.57	100.00%	7.351%	84.20%	619	81.44%	57.06%	33.94%

Collateral Characteristics – Aggregate (continued)
Collateral characteristics are listed below as of the Statistical Cut-off Date.

Prepayment Penalty Term by Product Type ($)
Amortization Type	No Penalty	1 – 12 Months	13 – 24 Months	25 – 36 Months	37 – 48 Months	49 – 60 Months	Total
2/28 ARM (Libor)	$588,931,180.01	$98,632,021.02	$1,437,942,055.05	$17,483,505.95	$0.00	$0.00	$2,142,988,762.03
Fixed Rate	89,969,181.52	41,278,871.93	16,048,742.79	207,864,427.18	0.00	504,972.89	355,666,196.31
3/27 ARM (Libor)	75,243,379.42	9,883,905.34	7,906,206.54	156,237,313.51	349,249.74	0.00	249,620,054.55
Balloon	32,062,528.04	1,869,624.28	23,015,096.33	40,862,973.60	0.00	0.00	97,810,222.25
5/25 ARM (Libor)	5,029,893.87	1,174,553.07	1,854,911.19	7,476,216.58	0.00	0.00	15,535,574.71
6 Month Libor ARM	3,133,795.59	0.00	2,425,212.05	741,762.75	0.00	0.00	6,300,770.39
2/13 ARM (Libor)	813,496.11	0.00	605,061.57	0.00	0.00	0.00	1,418,557.68
1 Month Libor ARM	1,156,102.65	0.00	0.00	0.00	0.00	0.00	1,156,102.65
Total:	$796,339,557.21	$152,838,975.64	$1,489,797,285.52	$430,666,199.57	$349,249.74	$504,972.89	$2,870,496,240.57

Prepayment Penalty Term by Product Type (%)
Amortization Type	No Penalty	1 – 12 Months	13 – 24 Months	25 – 36 Months	37 – 48 Months	49 – 60 Months	Total
2/28 ARM (Libor)	27.48%	4.60%	67.10%	0.82%	0.00%	0.00%	74.66%
Fixed Rate	25.30	11.61	4.51	58.44	0.00	0.14	12.39
3/27 ARM (Libor)	30.14	3.96	3.17	62.59	0.14	0.00	8.70
Balloon	32.78	1.91	23.53	41.78	0.00	0.00	3.41
5/25 ARM (Libor)	32.38	7.56	11.94	48.12	0.00	0.00	0.54
6 Month Libor ARM	49.74	0.00	38.49	11.77	0.00	0.00	0.22
2/13 ARM (Libor)	57.35	0.00	42.65	0.00	0.00	0.00	0.05
1 Month Libor ARM	100.00	0.00	0.00	0.00	0.00	0.00	0.04
Total:	27.74%	5.32%	51.90%	15.00%	0.01%	0.02%	100.00%

Collateral Characteristics – Aggregate (continued)
Collateral characteristics are listed below as of the Statistical Cut-off Date.

Prepayment Penalty Description – Top 5
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
6 Mo. Int. on Amount Prepaid > 20% Orig. Bal.	9,044	$1,688,986,122.70	58.84%	7.154%	83.54%	618	81.14%	59.04%	35.02%
None	4,697	796,339,557.21	27.74	7.669	84.68	618	81.56	51.54	32.76
1% of Amount Prepaid	689	75,730,524.24	2.64	7.841	81.96	612	84.26	71.28	28.08
2% of UPB	586	75,369,891.67	2.63	7.686	84.94	622	83.27	57.65	33.98
6 Mo. Int. on UPB	304	63,083,710.04	2.20	7.212	90.61	636	81.03	40.45	23.30
Other	1,016	170,986,434.71	5.96	7.494	86.84	618	81.84	62.77	35.33
Total:	16,336	$2,870,496,240.57	100.00%	7.351%	84.20%	619	81.44%	57.06%	33.94%

Documentation Type
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Full	10,267	$1,637,894,005.64	57.06%	7.307%	82.28%	608	82.37%	100.00%	35.37%
Stated	5,613	1,128,799,171.46	39.32	7.429	86.63	631	80.20	0.00	32.40
Limited	348	76,484,072.38	2.66	7.297	86.76	632	81.14	0.00	29.54
No Documentation	108	27,318,991.09	0.95	6.882	92.28	680	77.95	0.00	24.52
Total:	16,336	$2,870,496,240.57	100.00%	7.351%	84.20%	619	81.44%	57.06%	33.94%

Collateral Characteristics – Aggregate (continued)
Collateral characteristics are listed below as of the Statistical Cut-off Date.

Debt to Income Ratio
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Full Doc Loans:
<= 0.00	5	$950,000.00	0.06%	6.041%	100.00%	650	76.65%	100.00%	32.21%
0.01 - 5.00	38	6,468,660.44	0.39	7.308	81.62	586	76.81	100.00	29.90
5.01 - 10.00	38	6,053,841.17	0.37	7.642	80.38	615	85.12	100.00	52.98
10.01 - 15.00	137	19,843,438.91	1.21	7.313	83.77	611	81.64	100.00	38.63
15.01 - 20.00	285	36,489,970.32	2.23	7.572	81.47	605	81.37	100.00	38.97
20.01 - 25.00	595	78,007,354.62	4.76	7.416	79.28	605	79.87	100.00	32.63
25.01 - 30.00	935	143,425,132.05	8.76	7.264	83.29	609	81.20	100.00	36.84
30.01 - 35.00	1,233	187,419,462.05	11.44	7.253	82.11	609	81.96	100.00	36.92
35.01 - 40.00	1,786	288,131,231.11	17.59	7.243	82.79	608	82.11	100.00	33.97
40.01 - 45.00	2,115	347,738,654.75	21.23	7.246	82.08	611	83.23	100.00	37.15
45.01 - 50.00	2,273	369,150,647.63	22.54	7.380	81.60	613	83.87	100.00	34.05
50.01 - 55.00	757	140,107,464.72	8.55	7.361	84.30	592	80.90	100.00	34.48
55.01 - 60.00	70	14,108,147.87	0.86	7.423	82.63	600	77.89	100.00	24.52
Subtotal (Full Doc):	10,267	$1,637,894,005.64	100.00%	7.307%	82.28%	608	82.37%	100.00%	35.37%

Non-Full Doc Loans:
<= 0.00	86	$23,004,360.79	1.87%	6.990%	91.81%	655	76.43%	0.00%	20.27%
0.01 - 5.00	20	5,081,069.16	0.41	6.965	94.49	651	77.29	0.00	53.28
5.01 - 10.00	21	3,090,846.08	0.25	7.349	80.53	638	77.09	0.00	45.72
10.01 - 15.00	64	8,493,342.47	0.69	7.705	84.36	624	77.40	0.00	27.49
15.01 - 20.00	159	20,775,078.67	1.69	7.669	79.57	633	77.61	0.00	35.29
20.01 - 25.00	319	54,881,781.93	4.45	7.434	90.86	626	78.17	0.00	33.32
25.01 - 30.00	490	88,752,922.01	7.20	7.344	87.62	627	77.41	0.00	30.85
30.01 - 35.00	726	144,858,140.55	11.75	7.230	85.27	632	78.39	0.00	29.43
35.01 - 40.00	1,168	246,213,898.79	19.98	7.328	87.40	627	80.21	0.00	34.63
40.01 - 45.00	1,429	305,732,462.94	24.80	7.376	86.55	633	81.19	0.00	31.34
45.01 - 50.00	1,350	279,338,447.46	22.66	7.602	86.49	639	82.49	0.00	33.48
50.01 - 55.00	216	46,926,270.13	3.81	7.686	85.56	618	77.87	0.00	25.16
55.01 - 60.00	21	5,453,613.95	0.44	6.961	83.66	634	76.87	0.00	34.12
Subtotal (Non-Full Doc):	6,069	$1,232,602,234.93	100.00%	7.409%	86.76%	632	80.20%	0.00%	32.05%

Total:	16,336	$2,870,496,240.57	100.00%	7.351%	84.20%	619	81.44%	57.06%	33.94%

Collateral Characteristics – Aggregate (continued)
Collateral characteristics are listed below as of the Statistical Cut-off Date.

Mortgage Rates
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Adjustable Rate Loans:
<= 5.500	268	$70,448,194.80	2.91%	5.309%	100.00%	655	75.31%	65.66%	15.96%
5.501 - 6.000	922	240,395,745.00	9.95	5.838	100.00	646	78.06	69.15	24.92
6.001 - 6.500	1,552	376,900,176.40	15.59	6.311	100.00	637	79.32	58.60	30.13
6.501 - 7.000	2,257	535,659,726.09	22.16	6.805	100.00	625	81.05	54.26	37.61
7.001 - 7.500	1,941	402,681,953.74	16.66	7.298	100.00	616	82.44	52.01	41.29
7.501 - 8.000	1,873	350,460,540.46	14.50	7.787	100.00	601	83.02	51.00	42.68
8.001 - 8.500	1,145	195,881,653.47	8.10	8.286	100.00	594	83.35	50.53	43.95
8.501 - 9.000	952	139,707,727.45	5.78	8.773	100.00	582	83.16	54.27	37.86
9.001 - 9.500	452	54,739,826.92	2.26	9.278	100.00	566	80.16	54.26	24.61
9.501 - 10.000	290	29,859,385.82	1.24	9.774	100.00	549	79.36	63.98	16.44
10.001 - 10.500	105	11,162,220.00	0.46	10.267	100.00	545	75.22	54.98	7.41
10.501 - 11.000	64	6,253,859.98	0.26	10.780	100.00	535	74.22	65.20	3.51
>= 11.001	32	2,868,811.88	0.12	11.467	100.00	529	66.78	55.65	0.00
Subtotal (ARM Loans):	11,853	$2,417,019,822.01	100.00%	7.171%	100.00%	617	81.04%	55.76%	35.60%

Fixed Rate Loans:
<= 5.500	4	$980,965.59	0.22%	5.334%	0.00%	643	78.98%	76.45%	34.21%
5.501 - 6.000	99	24,355,545.43	5.37	5.942	0.00	658	73.73	52.04	24.18
6.001 - 6.500	221	49,306,328.60	10.87	6.348	0.00	642	74.86	69.29	33.21
6.501 - 7.000	370	73,992,272.93	16.32	6.817	0.00	625	76.53	65.75	35.80
7.001 - 7.500	276	48,257,674.73	10.64	7.315	0.00	618	78.85	67.27	41.26
7.501 - 8.000	331	46,175,829.30	10.18	7.804	0.00	611	77.45	62.01	37.30
8.001 - 8.500	198	24,946,832.84	5.50	8.297	0.00	600	77.75	63.48	38.18
8.501 - 9.000	321	29,978,492.11	6.61	8.831	0.00	623	83.22	67.89	28.63
9.001 - 9.500	331	23,172,559.46	5.11	9.351	0.00	653	92.34	82.94	13.65
9.501 - 10.000	566	34,325,159.98	7.57	9.843	0.00	642	93.37	67.66	9.95
10.001 - 10.500	557	32,922,956.33	7.26	10.347	0.00	647	96.66	57.46	5.38
10.501 - 11.000	694	37,698,281.64	8.31	10.802	0.00	633	97.89	56.15	2.34
>= 11.001	515	27,363,519.62	6.03	11.412	0.00	612	96.11	51.95	0.96
Subtotal (Fixed Rate):	4,483	$453,476,418.56	100.00%	8.307%	0.00%	629	83.55%	64.01%	25.10%

Total:	16,336	$2,870,496,240.57	100.00%	7.351%	84.20%	619	81.44%	57.06%	33.94%

Collateral Characteristics – Aggregate (continued)
Collateral characteristics are listed below as of the Statistical Cut-off Date.

Gross Margin
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
<= 3.000	33	$7,815,008.90	0.32%	5.833%	100.00%	662	74.80%	65.41%	14.50%
3.001 - 3.500	116	28,084,391.76	1.16	5.704	100.00	670	74.45	48.79	10.56
3.501 - 4.000	304	71,760,945.47	2.97	5.946	100.00	657	75.12	61.72	13.43
4.001 - 4.500	650	146,276,496.17	6.05	6.364	100.00	639	76.38	53.16	22.41
4.501 - 5.000	1,358	285,656,907.46	11.82	6.997	100.00	620	80.18	50.32	37.58
5.001 - 5.500	1,502	310,942,091.07	12.86	7.067	100.00	615	81.66	55.19	41.93
5.501 - 6.000	3,205	687,813,714.16	28.46	6.995	100.00	626	82.18	59.41	40.27
6.001 - 6.500	2,855	561,256,952.94	23.22	7.378	100.00	606	82.57	55.62	37.04
6.501 - 7.000	1,121	201,783,221.22	8.35	7.996	100.00	595	79.70	52.59	28.03
7.001 - 7.500	282	49,656,660.09	2.05	8.265	100.00	581	81.45	55.22	27.24
7.501 - 8.000	212	36,183,478.10	1.50	8.866	100.00	574	80.02	52.01	28.84
8.001 - 8.500	92	14,760,967.87	0.61	8.868	100.00	581	84.03	56.04	43.88
8.501 - 9.000	69	9,107,422.46	0.38	9.503	100.00	566	82.74	67.40	36.65
9.001 - 9.500	35	3,556,980.70	0.15	9.642	100.00	559	80.00	70.11	21.19
9.501 - 10.000	15	1,390,406.57	0.06	10.200	100.00	542	76.73	86.46	19.26
>= 10.001	4	974,177.07	0.04	10.867	100.00	520	70.99	9.77	0.00
Total:	11,853	$2,417,019,822.01	100.00%	7.171%	100.00%	617	81.04%	55.76%	35.60%

Initial Periodic Cap
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
1.000	43	$9,800,662.35	0.41%	6.923%	100.00%	629	77.95%	46.89%	17.30%
1.500	22	4,745,700.97	0.20	7.315	100.00	625	79.65	39.18	22.25
2.000	3,631	784,937,437.37	32.48	7.222	100.00	623	82.28	55.19	41.51
3.000	8,146	1,614,792,321.22	66.81	7.148	100.00	613	80.47	56.18	32.90
4.000	1	147,458.40	0.01	7.750	100.00	680	90.00	0.00	100.00
5.000	2	622,840.74	0.03	6.712	100.00	645	76.86	0.00	0.00
6.000	7	1,413,400.96	0.06	7.174	100.00	632	76.89	57.92	33.88
7.000	1	560,000.00	0.02	6.625	100.00	707	80.00	0.00	0.00
Total:	11,853	$2,417,019,822.01	100.00%	7.171%	100.00%	617	81.04%	55.76%	35.60%

Collateral Characteristics – Aggregate (continued)
Collateral characteristics are listed below as of the Statistical Cut-off Date.

Subsequent Periodic Cap
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
1.000	11,583	$2,344,109,879.25	96.98%	7.183%	100.00%	617	81.22%	56.18%	36.21%
1.500	116	29,264,619.40	1.21	7.014	100.00	598	75.13	61.25	22.44
2.000	146	42,019,813.40	1.74	6.640	100.00	629	75.04	26.54	11.75
3.000	6	1,370,385.83	0.06	6.557	100.00	673	86.13	100.00	0.00
6.000	2	255,124.13	0.01	7.874	100.00	620	86.65	100.00	76.26
Total:	11,853	$2,417,019,822.01	100.00%	7.171%	100.00%	617	81.04%	55.76%	35.60%

Maximum Rate
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
9.501 - 10.000	1	$143,675.55	0.01%	5.000%	100.00%	729	100.00%	100.00%	100.00%
10.001 - 10.500	1	543,426.01	0.02	5.000	100.00	729	67.46	100.00	0.00
10.501 - 11.000	39	10,168,310.11	0.42	5.053	100.00	651	75.35	64.31	11.48
11.001 - 11.500	173	43,925,306.60	1.82	5.383	100.00	649	75.18	57.60	18.13
11.501 - 12.000	656	170,630,045.04	7.06	5.837	100.00	641	77.53	62.95	23.75
12.001 - 12.500	1,049	252,995,798.77	10.47	6.256	100.00	636	78.56	57.49	29.13
12.501 - 13.000	1,684	405,760,776.96	16.79	6.636	100.00	627	80.50	59.16	34.83
13.001 - 13.500	1,709	369,334,515.69	15.28	6.931	100.00	621	81.27	57.18	35.02
13.501 - 14.000	1,943	396,599,960.85	16.41	7.287	100.00	614	82.06	55.16	39.88
14.001 - 14.500	1,460	278,629,407.06	11.53	7.681	100.00	608	82.78	52.31	42.79
14.501 - 15.000	1,342	232,337,573.17	9.61	8.113	100.00	597	82.99	50.45	40.36
15.001 - 15.500	733	120,785,363.12	5.00	8.547	100.00	596	83.65	47.23	43.23
15.501 - 16.000	555	79,353,197.36	3.28	8.982	100.00	582	83.79	51.79	41.46
16.001 - 16.500	246	29,068,214.20	1.20	9.499	100.00	562	79.10	54.67	23.50
16.501 - 17.000	161	16,640,923.26	0.69	9.969	100.00	548	78.11	60.82	16.96
17.001 - 17.500	62	6,026,918.48	0.25	10.495	100.00	548	73.08	46.52	7.02
17.501 - 18.000	24	2,866,823.21	0.12	10.938	100.00	525	69.76	44.78	0.00
18.001 - 18.500	12	1,032,573.50	0.04	11.269	100.00	543	73.15	93.29	0.00
18.501 - 19.000	3	177,013.07	0.01	11.274	100.00	552	76.25	36.28	0.00
Total:	11,853	$2,417,019,822.01	100.00%	7.171%	100.00%	617	81.04%	55.76%	35.60%

Collateral Characteristics – Aggregate (continued)
Collateral characteristics are listed below as of the Statistical Cut-off Date.

Minimum Rate
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
<= 5.500	260	$64,130,365.47	2.65%	5.524%	100.00%	654	75.04%	59.93%	16.87%
5.501 - 6.000	927	238,549,973.07	9.87	5.851	100.00	647	77.60	68.54	22.89
6.001 - 6.500	1,617	395,399,650.52	16.36	6.295	100.00	636	79.49	59.83	30.79
6.501 - 7.000	2,261	537,709,661.42	22.25	6.803	100.00	625	81.11	54.41	37.53
7.001 - 7.500	1,920	398,169,964.91	16.47	7.303	100.00	616	82.50	52.01	41.65
7.501 - 8.000	1,856	347,125,984.12	14.36	7.793	100.00	600	83.03	50.97	42.69
8.001 - 8.500	1,139	194,837,072.06	8.06	8.289	100.00	594	83.36	50.41	43.87
8.501 - 9.000	946	138,172,907.23	5.72	8.777	100.00	582	83.27	54.20	38.24
9.001 - 9.500	446	53,942,894.61	2.23	9.278	100.00	565	80.07	54.27	24.61
9.501 - 10.000	285	29,349,419.95	1.21	9.773	100.00	548	79.12	63.36	16.44
10.001 - 10.500	102	10,637,799.30	0.44	10.258	100.00	545	75.43	57.06	7.77
10.501 - 11.000	63	6,189,646.91	0.26	10.781	100.00	534	74.09	64.84	3.54
11.001 - 11.500	19	1,758,722.30	0.07	11.251	100.00	532	66.42	60.42	0.00
11.501 - 12.000	8	724,102.13	0.03	11.641	100.00	524	69.68	29.97	0.00
12.001 - 12.500	4	321,658.01	0.01	12.248	100.00	528	62.60	78.46	0.00
Total:	11,853	$2,417,019,822.01	100.00%	7.171%	100.00%	617	81.04%	55.76%	35.60%

Months to Next Rate Adjustment
(months)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
1 - 12	82	$15,293,630.07	0.63%	7.373%	100.00%	634	81.12%	60.13%	11.30%
13 - 24	10,481	2,134,234,537.22	88.30	7.179	100.00	616	81.20	55.87	36.42
25 - 36	1,221	251,770,980.01	10.42	7.112	100.00	622	79.80	54.02	30.01
>= 37	69	15,720,674.71	0.65	6.833	100.00	636	78.76	64.39	37.53
Total:	11,853	$2,417,019,822.01	100.00%	7.171%	100.00%	617	81.04%	55.76%	35.60%

SAIL 2005-3 Collateral Summary – Group 1

Collateral information is as of the Statistical Cut-off Date.

Collateral Characteristics – Group 1
Collateral characteristics are listed below as of the Statistical Cut-off Date.

Amortization Type
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Non- IO Loans:
2/28 ARM (Libor)	1,465	$242,764,562.10	74.64%	7.217%	100.00%	611	80.65%	47.32%	38.49%
3/27 ARM (Libor)	83	14,864,008.81	4.57	7.168	100.00	620	81.76	52.77	37.66
5/25 ARM (Libor)	17	2,929,168.25	0.90	7.092	100.00	650	77.98	44.06	47.52
Balloon	324	16,564,393.78	5.09	10.625	0.00	677	99.76	0.00	0.00
Fixed Rate	325	48,121,891.63	14.80	7.174	0.00	617	76.72	59.23	39.44
Subtotal (Non-IOs):	2,214	$325,244,024.57	100.00%	7.381%	80.11%	616	81.07%	46.89%	36.71%

Interest-Only Loans:
2/28 ARM (Libor)	155	$34,900,294.78	96.66%	6.916%	100.00%	698	85.16%	25.41%	42.52%
3/27 ARM (Libor)	5	905,089.00	2.51	6.803	100.00	698	82.50	15.03	25.03
Fixed Rate	1	301,500.00	0.84	7.500	0.00	665	90.00	0.00	100.00
Subtotal (IO Loans):	161	$36,106,883.78	100.00%	6.918%	99.16%	698	85.13%	24.93%	42.56%

Total:	2,375	$361,350,908.35	100.00%	7.334%	82.02%	624	81.47%	44.70%	37.30%

IO Term
(months)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Interest-Only Loans:
60	161	$36,106,883.78	100.00%	6.918%	99.16%	698	85.13%	24.93%	42.56%
Total:	161	$36,106,883.78	100.00%	6.918%	99.16%	698	85.13%	24.93%	42.56%

Collateral Characteristics – Group 1 (continued)
Collateral characteristics are listed below as of the Statistical Cut-off Date.

Scheduled Principal Balances
($)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
0.01 - 50,000.00	256	$9,397,814.04	2.60%	10.125%	19.86%	663	93.55%	3.74%	9.40%
50,000.01 - 100,000.00	498	37,688,074.17	10.43	8.323	59.10	628	83.09	34.19	21.49
100,000.01 - 150,000.00	505	63,063,994.09	17.45	7.308	83.93	617	79.55	54.12	33.31
150,000.01 - 200,000.00	455	79,087,664.66	21.89	7.179	84.66	621	80.94	47.84	41.48
200,000.01 - 250,000.00	300	67,718,073.42	18.74	7.139	88.79	619	80.63	48.86	37.10
250,000.01 - 300,000.00	229	62,683,170.34	17.35	6.966	87.58	626	81.65	43.83	42.51
300,000.01 - 350,000.00	132	41,712,117.63	11.54	7.017	89.45	635	82.33	37.78	48.43
Total:	2,375	$361,350,908.35	100.00%	7.334%	82.02%	624	81.47%	44.70%	37.30%

Lien Position
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
1st Lien	2,043	$344,407,647.08	95.31%	7.172%	86.05%	622	80.57%	46.90%	39.13%
2nd Lien	332	16,943,261.27	4.69	10.627	0.00	677	99.76	0.00	0.00
Total:	2,375	$361,350,908.35	100.00%	7.334%	82.02%	624	81.47%	44.70%	37.30%

Collateral Characteristics – Group 1 (continued)
Collateral characteristics are listed below as of the Statistical Cut-off Date.

Loan Purpose
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Cash Out Refinance	1,083	$181,573,297.78	50.25%	7.215%	79.90%	607	77.82%	45.78%	35.74%
Purchase	1,062	142,102,143.19	39.33	7.551	86.17	652	86.21	43.64	36.63
Debt Consolidation	111	19,243,669.62	5.33	7.044	78.66	597	80.61	36.40	46.02
Rate/Term Refinance	119	18,431,797.76	5.10	7.140	74.29	612	81.80	50.92	48.70
Total:	2,375	$361,350,908.35	100.00%	7.334%	82.02%	624	81.47%	44.70%	37.30%

Occupancy Status
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Primary Home	2,105	$325,544,206.47	90.09%	7.285%	81.49%	623	81.25%	45.01%	34.70%
Investment	262	34,641,281.74	9.59	7.793	87.86	640	83.54	41.99	60.89
Second Home	8	1,165,420.14	0.32	7.529	55.28	672	82.31	38.06	59.98
Total:	2,375	$361,350,908.35	100.00%	7.334%	82.02%	624	81.47%	44.70%	37.30%

Original Terms to Stated Maturity
(months)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
1 - 180	367	$20,562,414.75	5.69%	10.100%	0.00%	664	94.87%	6.55%	4.70%
241 - 360	2,008	340,788,493.60	94.31	7.168	86.96	622	80.67	47.00	39.26
Total:	2,375	$361,350,908.35	100.00%	7.334%	82.02%	624	81.47%	44.70%	37.30%

Collateral Characteristics – Group 1 (continued)
Collateral characteristics are listed below as of the Statistical Cut-off Date.

Remaining Terms to Stated Maturity
(months)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
1 - 180	367	$20,562,414.75	5.69%	10.100%	0.00%	664	94.87%	6.55%	4.70%
241 - 360	2,008	340,788,493.60	94.31	7.168	86.96	622	80.67	47.00	39.26
Total:	2,375	$361,350,908.35	100.00%	7.334%	82.02%	624	81.47%	44.70%	37.30%

State Distribution (Top 10)
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
CA	566	$106,351,348.26	29.43%	7.075%	82.68%	626	78.11%	39.43%	30.35%
IL	220	32,737,515.87	9.06	7.647	90.34	622	84.37	43.70	49.75
FL	202	27,143,782.30	7.51	7.395	81.85	625	83.36	48.43	38.31
AZ	145	18,428,431.63	5.10	7.261	76.39	629	84.73	56.74	42.32
MN	130	17,411,284.67	4.82	7.624	82.34	649	86.04	36.66	43.43
NY	70	13,619,752.59	3.77	7.530	75.59	609	78.36	40.26	28.51
NJ	72	13,266,045.24	3.67	7.518	82.18	615	79.58	31.84	28.27
NV	74	12,890,203.71	3.57	7.108	86.38	633	81.88	51.32	37.87
HI	49	10,685,172.61	2.96	6.754	56.82	634	79.22	80.45	50.70
TX	98	10,543,443.71	2.92	7.786	69.31	631	82.71	32.20	30.38
Other	749	98,273,927.76	27.20	7.449	83.96	619	82.96	47.81	40.00
Total:	2,375	$361,350,908.35	100.00%	7.334%	82.02%	624	81.47%	44.70%	37.30%

Collateral Characteristics – Group 1 (continued)
Collateral characteristics are listed below as of the Statistical Cut-off Date.

Original Combined Loan-to-Value Ratio*
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
First Lien Loans:
< = 60.00%	164	$24,338,168.57	7.07%	7.084%	75.99%	575	49.89%	41.52%	0.00%
60.01 - 70.00%	199	34,287,927.03	9.96	6.995	75.10	582	66.20	47.27	0.00
70.01 - 80.00%	801	132,538,557.58	38.48	7.053	90.45	618	78.75	44.77	0.00
80.01 - 85.00%
With MI:	198	33,498,284.83	9.73	7.342	85.20	616	84.54	42.24	100.00
Without MI:	48	7,108,649.33	2.06	7.939	92.73	584	84.33	27.26	0.00
85.01 - 90.00%
With MI:	347	61,745,453.56	17.93	7.169	81.23	646	89.71	53.75	100.00
Without MI:	52	8,024,949.64	2.33	7.413	84.84	619	89.80	56.27	0.00
90.01 - 95.00%
With MI:	135	25,034,409.90	7.27	7.216	90.40	661	94.62	59.31	100.00
Without MI:	16	2,463,964.72	0.72	7.532	100.00	617	94.58	66.25	0.00
95.01 - 100.00%
With MI:	78	14,490,574.39	4.21	7.778	97.71	693	99.96	34.88	100.00
Without MI:	5	876,707.53	0.25	7.693	100.00	687	100.00	61.47	0.00
Subtotal (First Lien):	2,043	$344,407,647.08	100.00%	7.172%	86.05%	622	80.57%	46.90%	39.13%

Second Lien Loans:
85.01 - 90.00%	2	$40,300.00	0.24%	10.550%	0.00%	662	88.49%	0.00%	0.00%
90.01 - 95.00%	16	691,390.33	4.08	10.655	0.00	664	95.00	0.00	0.00
95.01 - 100.00%	314	16,211,570.94	95.68	10.626	0.00	678	99.99	0.00	0.00
Subtotal (Second Lien):	332	$16,943,261.27	100.00%	10.627%	0.00%	677	99.76%	0.00%	0.00%

Total:	2,375	$361,350,908.35	100.00%	7.334%	82.02%	624	81.47%	44.70%	37.30%

*Includes the loan in the securitization and any senior liens.

Collateral Characteristics – Group 1 (continued)
Collateral characteristics are listed below as of the Statistical Cut-off Date.

Original Effective Combined Loan-to-Value Ratio*
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
First Lien Loans:
< = 60.00%	922	$159,106,891.25	46.20%	7.255%	84.21%	635	84.24%	48.61%	84.70%
60.01 - 70.00%	199	34,287,927.03	9.96	6.995	75.10	582	66.20	47.27	0.00
70.01 - 80.00%	801	132,538,557.58	38.48	7.053	90.45	618	78.75	44.77	0.00
80.01 - 85.00%	48	7,108,649.33	2.06	7.939	92.73	584	84.33	27.26	0.00
85.01 - 90.00%	52	8,024,949.64	2.33	7.413	84.84	619	89.80	56.27	0.00
90.01 - 95.00%	16	2,463,964.72	0.72	7.532	100.00	617	94.58	66.25	0.00
95.01 - 100.00%	5	876,707.53	0.25	7.693	100.00	687	100.00	61.47	0.00
Subtotal (First Lien):	2,043	$344,407,647.08	100.00%	7.172%	86.05%	622	80.57%	46.90%	39.13%

Second Lien Loans:
85.01 - 90.00%	2	$40,300.00	0.24%	10.550%	0.00%	662	88.49%	0.00%	0.00%
90.01 - 95.00%	16	691,390.33	4.08	10.655	0.00	664	95.00	0.00	0.00
95.01 - 100.00%	314	16,211,570.94	95.68	10.626	0.00	678	99.99	0.00	0.00
Subtotal (Second Lien):	332	$16,943,261.27	100.00%	10.627%	0.00%	677	99.76%	0.00%	0.00%

Total:	2,375	$361,350,908.35	100.00%	7.334%	82.02%	624	81.47%	44.70%	37.30%

* Combined LTV after taking mortgage insurance into account.

Collateral Characteristics – Group 1 (continued)
Collateral characteristics are listed below as of the Statistical Cut-off Date.

Original Full Combined Loan-to-Value Ratio*
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
First Lien Loans:
< = 60.00%	162	$24,160,731.35	7.02%	7.084%	76.11%	575	49.84%	41.53%	0.00%
60.01 - 70.00%	196	33,895,774.48	9.84	6.993	74.60	582	66.12	46.84	0.00
70.01 - 80.00%	404	67,810,554.13	19.69	7.336	83.09	588	77.66	33.59	0.00
80.01 - 85.00%
With MI:	187	31,998,525.86	9.29	7.342	84.86	615	84.55	43.07	100.00
Without MI:	34	5,052,416.36	1.47	7.852	89.77	588	84.06	24.75	0.00
85.01 - 90.00%
With MI:	327	58,624,544.32	17.02	7.137	80.82	645	89.70	52.90	100.00
Without MI:	50	7,784,467.85	2.26	7.414	85.01	617	88.88	55.30	0.00
90.01 - 95.00%
With MI:	144	26,584,956.71	7.72	7.249	90.53	660	94.17	57.56	100.00
Without MI:	49	7,101,010.13	2.06	7.444	98.01	618	86.26	43.93	0.00
95.01 - 100.00%
With MI:	100	17,560,695.79	5.10	7.738	96.16	689	97.97	40.68	100.00
Without MI:	390	63,833,970.10	18.53	6.774	98.29	649	80.23	57.84	0.00
Subtotal (First Lien):	2,043	$344,407,647.08	100.00%	7.172%	86.05%	622	80.57%	46.90%	39.13%

Second Lien Loans:
85.01 - 90.00%	2	$40,300.00	0.24%	10.550%	0.00%	662	88.49%	0.00%	0.00%
90.01 - 95.00%	16	691,390.33	4.08	10.655	0.00	664	95.00	0.00	0.00
95.01 - 100.00%	314	16,211,570.94	95.68	10.626	0.00	678	99.99	0.00	0.00
Subtotal (Second Lien):	332	$16,943,261.27	100.00%	10.627%	0.00%	677	99.76%	0.00%	0.00%

Total:	2,375	$361,350,908.35	100.00%	7.334%	82.02%	624	81.47%	44.70%	37.30%

*Includes all liens on the mortgaged property.

Collateral Characteristics – Group 1 (continued)
Collateral characteristics are listed below as of the Statistical Cut-off Date.

FICO Score
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
0 - 0	1	$94,400.00	0.03%	8.130%	100.00%	0	80.00%	0.00%	0.00%
500 - 520	67	12,083,722.86	3.34	7.915	96.17	511	70.31	35.20	10.54
521 - 540	118	20,812,532.29	5.76	7.618	87.86	532	70.13	43.47	12.51
541 - 560	168	26,746,164.57	7.40	7.441	89.67	551	73.30	46.47	19.11
561 - 580	206	33,329,248.04	9.22	7.455	86.51	571	77.36	48.74	25.06
581 - 600	250	40,229,222.86	11.13	7.102	83.80	591	78.42	65.97	29.41
601 - 620	291	46,097,954.18	12.76	7.083	75.68	611	79.77	53.25	32.31
621 - 640	278	39,360,609.27	10.89	7.241	72.18	630	82.60	54.13	48.78
641 - 660	271	35,182,963.25	9.74	7.477	77.14	650	86.60	37.80	42.05
661 - 680	286	42,968,432.67	11.89	7.297	83.59	669	87.22	36.04	47.75
681 - 700	157	23,168,020.96	6.41	7.366	83.34	691	89.28	26.98	53.91
701 - 720	118	17,395,189.80	4.81	7.492	84.50	710	90.22	31.18	63.75
721 - 740	68	10,472,176.36	2.90	7.254	85.59	729	86.16	26.54	48.87
741 - 760	48	6,830,576.13	1.89	7.362	77.52	750	87.73	19.43	63.30
761 - 780	39	5,166,092.00	1.43	7.207	79.41	768	86.88	35.00	46.52
>= 781	9	1,413,603.11	0.39	6.743	78.84	785	84.30	55.26	54.42
Total:	2,375	$361,350,908.35	100.00%	7.334%	82.02%	624	81.47%	44.70%	37.30%

Property Type
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Single Family	1,684	$252,611,429.57	69.91%	7.307%	81.51%	619	80.72%	44.83%	36.31%
2-4 Family	215	38,752,978.65	10.72	7.469	83.35	633	80.76	39.22	38.59
PUD	241	38,481,703.71	10.65	7.324	81.25	630	84.58	51.05	37.65
Condo	235	31,504,796.42	8.72	7.400	85.36	647	84.61	42.62	43.17
Total:	2,375	$361,350,908.35	100.00%	7.334%	82.02%	624	81.47%	44.70%	37.30%

Collateral Characteristics – Group 1 (continued)
Collateral characteristics are listed below as of the Statistical Cut-off Date.

Prepayment Penalty Term by Product Type ($)
Amortization Type	No Penalty	1 – 12 Months	13 – 24 Months	25 – 36 Months	37 – 48 Months	49 – 60 Months	Total
2/28 ARM (Libor)	$74,316,138.47	$11,478,961.78	$191,019,626.14	$850,130.49	$0.00	$0.00	$277,664,856.88
Fixed Rate	7,541,354.47	2,183,284.16	3,700,013.46	34,998,739.54	0.00	0.00	48,423,391.63
Balloon	6,227,603.55	546,816.55	2,018,730.57	7,771,243.11	0.00	0.00	16,564,393.78
3/27 ARM (Libor)	6,145,888.59	0.00	887,102.44	8,736,106.78	0.00	0.00	15,769,097.81
5/25 ARM (Libor)	1,271,982.55	151,366.07	480,819.63	1,025,000.00	0.00	0.00	2,929,168.25
Total:	$95,502,967.63	$14,360,428.56	$198,106,292.24	$53,381,219.92	$0.00	$0.00	$361,350,908.35

Prepayment Penalty Term by Product Type (%)
Amortization Type	No Penalty	1 – 12 Months	13 – 24 Months	25 – 36 Months	37 – 48 Months	49 – 60 Months	Total
2/28 ARM (Libor)	26.76%	4.13%	68.80%	0.31%	0.00%	0.00%	76.84%
Fixed Rate	15.57	4.51	7.64	72.28	0.00	0.00	13.40
Balloon	37.60	3.30	12.19	46.92	0.00	0.00	4.58
3/27 ARM (Libor)	38.97	0.00	5.63	55.40	0.00	0.00	4.36
5/25 ARM (Libor)	43.42	5.17	16.41	34.99	0.00	0.00	0.81
Total:	26.43%	3.97%	54.82%	14.77%	0.00%	0.00%	100.00%

Collateral Characteristics – Group 1 (continued)
Collateral characteristics are listed below as of the Statistical Cut-off Date.

Prepayment Penalty Description – Top 5
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
6 Mo. Int. on Amount Prepaid > 20% Orig. Bal.	1,467	$235,611,322.25	65.20%	7.129%	81.09%	623	80.65%	48.01%	37.14%
None	652	95,502,967.63	26.43	7.763	85.58	624	82.65	35.52	36.76
2% of UPB	143	18,090,328.62	5.01	7.583	82.68	645	85.42	40.53	42.69
1% of Amount Prepaid	81	6,819,330.73	1.89	7.719	70.43	630	84.73	58.68	28.38
2% of Amount Prepaid	12	2,304,152.26	0.64	7.189	91.93	621	85.09	59.08	63.05
Other	20	3,022,806.86	0.84	7.563	55.66	612	74.72	59.60	34.72
Total:	2,375	$361,350,908.35	100.00%	7.334%	82.02%	624	81.47%	44.70%	37.30%

Documentation Type
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Stated	1,347	$190,868,586.67	52.82%	7.768%	82.42%	632	81.59%	0.00%	33.56%
Full	959	161,523,075.59	44.70	6.804	82.35	615	81.13	100.00	41.63
Limited	69	8,959,246.09	2.48	7.646	67.42	632	85.22	0.00	38.80
Total:	2,375	$361,350,908.35	100.00%	7.334%	82.02%	624	81.47%	44.70%	37.30%

Collateral Characteristics – Group 1 (continued)
Collateral characteristics are listed below as of the Statistical Cut-off Date.

Debt to Income Ratio
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI

Full Doc Loans:
0.01 - 5.00	1	$312,879.91	0.19%	6.400%	0.00%	636	90.00%	100.00%	100.00%
5.01 - 10.00	4	576,545.01	0.36	6.674	86.38	597	77.82	100.00	20.61
10.01 - 15.00	6	1,091,756.87	0.68	6.666	84.06	623	86.99	100.00	85.34
15.01 - 20.00	21	3,123,111.91	1.93	7.050	85.08	623	75.86	100.00	43.35
20.01 - 25.00	46	5,772,382.49	3.57	7.013	79.39	619	80.62	100.00	40.55
25.01 - 30.00	75	11,715,473.81	7.25	6.915	76.33	624	79.37	100.00	35.26
30.01 - 35.00	134	21,404,203.77	13.25	6.818	75.96	615	80.89	100.00	41.29
35.01 - 40.00	160	26,490,763.73	16.40	6.862	84.28	605	80.94	100.00	42.25
40.01 - 45.00	211	38,210,232.01	23.66	6.697	83.13	626	81.97	100.00	44.22
45.01 - 50.00	244	41,765,050.23	25.86	6.772	82.90	615	81.27	100.00	37.67
50.01 - 55.00	57	11,060,675.85	6.85	6.867	94.46	592	81.55	100.00	48.77
Subtotal (Full Doc):	959	$161,523,075.59	100.00%	6.804%	82.35%	615	81.13%	100.00%	41.63%

Non-Full Doc Loans:
0.01 - 5.00	1	$155,000.00	0.08%	8.740%	100.00%	750	86.11%	0.00%	100.00%
5.01 - 10.00	6	771,229.72	0.39	8.301	96.77	620	81.59	0.00	58.91
10.01 - 15.00	17	1,789,354.28	0.90	7.390	80.43	620	78.69	0.00	31.35
15.01 - 20.00	47	5,227,204.56	2.62	7.819	74.50	638	80.18	0.00	52.34
20.01 - 25.00	84	11,017,093.36	5.51	7.594	82.56	628	79.08	0.00	32.95
25.01 - 30.00	118	15,719,049.85	7.87	7.511	88.91	621	77.40	0.00	29.52
30.01 - 35.00	157	19,645,960.57	9.83	7.857	78.87	626	80.57	0.00	34.04
35.01 - 40.00	298	45,030,468.49	22.53	7.642	83.96	631	81.57	0.00	37.70
40.01 - 45.00	318	45,689,756.46	22.86	7.723	78.99	632	82.40	0.00	30.98
45.01 - 50.00	323	47,573,159.80	23.81	7.954	81.66	641	84.61	0.00	34.70
50.01 - 55.00	47	7,209,555.67	3.61	8.033	80.40	616	78.54	0.00	14.26
Subtotal (Non-Full Doc):	1,416	$199,827,832.76	100.00%	7.763%	81.74%	632	81.75%	0.00%	33.79%

Total:	2,375	$361,350,908.35	100.00%	7.334%	82.02%	624	81.47%	44.70%	37.30%

Collateral Characteristics – Group 1 (continued)
Collateral characteristics are listed below as of the Statistical Cut-off Date.

Mortgage Rates
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Adjustable Rate Loans:
<= 5.500	26	$5,673,606.27	1.91%	5.404%	100.00%	658	75.05%	79.28%	5.35%
5.501 - 6.000	104	19,149,471.50	6.46	5.833	100.00	651	77.26	76.79	20.79
6.001 - 6.500	227	44,570,449.53	15.04	6.334	100.00	631	79.10	56.30	28.65
6.501 - 7.000	377	71,822,200.28	24.23	6.811	100.00	631	80.68	48.95	38.47
7.001 - 7.500	387	64,769,862.06	21.85	7.316	100.00	619	82.65	52.07	45.84
7.501 - 8.000	315	49,971,422.83	16.86	7.732	100.00	607	82.95	39.70	46.47
8.001 - 8.500	109	17,603,684.52	5.94	8.272	100.00	620	83.43	0.00	55.05
8.501 - 9.000	105	14,159,314.02	4.78	8.781	100.00	609	84.52	0.00	45.83
9.001 - 9.500	40	4,805,599.83	1.62	9.259	100.00	576	77.94	0.00	23.92
9.501 - 10.000	24	2,461,613.18	0.83	9.804	100.00	569	80.77	0.00	17.84
10.001 - 10.500	8	1,196,398.92	0.40	10.160	100.00	576	75.97	0.00	0.00
10.501 - 11.000	3	179,500.00	0.06	10.664	100.00	627	86.77	0.00	67.69
Subtotal (ARM Loans):	1,725	$296,363,122.94	100.00%	7.176%	100.00%	623	81.21%	44.88%	38.97%

Fixed Rate Loans:
5.501 - 6.000	7	$1,428,420.10	2.20%	5.991%	0.00%	664	78.20%	49.73%	25.71%
6.001 - 6.500	67	12,191,462.26	18.76	6.327	0.00	637	73.66	86.00	39.35
6.501 - 7.000	83	13,400,943.22	20.62	6.792	0.00	613	77.96	73.06	41.31
7.001 - 7.500	47	7,986,108.38	12.29	7.332	0.00	605	79.60	62.69	50.65
7.501 - 8.000	53	6,759,594.38	10.40	7.753	0.00	608	76.53	37.17	39.65
8.001 - 8.500	22	2,821,874.07	4.34	8.308	0.00	605	71.60	0.00	18.39
8.501 - 9.000	19	2,117,603.48	3.26	8.816	0.00	607	78.38	0.00	47.67
9.001 - 9.500	8	652,039.16	1.00	9.337	0.00	632	91.32	0.00	26.34
9.501 - 10.000	44	2,240,877.08	3.45	9.915	0.00	683	97.87	0.00	2.50
10.001 - 10.500	110	5,706,740.08	8.78	10.353	0.00	690	98.65	0.00	0.58
10.501 - 11.000	120	6,014,995.61	9.26	10.780	0.00	666	98.64	0.00	0.58
>= 11.000	70	3,667,127.59	5.64	11.309	0.00	643	98.45	0.00	0.83
Subtotal (Fixed Rate):	650	$64,987,785.41	100.00%	8.055%	0.00%	633	82.66%	43.86%	29.67%

Total:	2,375	$361,350,908.35	100.00%	7.334%	82.02%	624	81.47%	44.70%	37.30%

Collateral Characteristics – Group 1 (continued)
Collateral characteristics are listed below as of the Statistical Cut-off Date.

Gross Margin
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
3.501 - 4.000	1	$160,000.00	0.05%	6.000%	100.00%	600	64.00%	100.00%	0.00%
4.001 - 4.500	12	2,089,183.89	0.70	6.791	100.00	555	67.87	92.10	18.16
4.501 - 5.000	182	30,675,318.38	10.35	7.406	100.00	607	81.32	52.38	46.78
5.001 - 5.500	214	38,821,828.72	13.10	6.981	100.00	609	80.48	58.91	43.13
5.501 - 6.000	633	110,535,811.61	37.30	6.933	100.00	637	81.78	49.11	41.81
6.001 - 6.500	522	87,334,849.65	29.47	7.262	100.00	621	82.00	34.06	34.85
6.501 - 7.000	159	26,556,288.68	8.96	7.963	100.00	611	78.36	30.01	27.24
7.001 - 7.500	2	189,842.01	0.06	7.226	100.00	630	85.62	0.00	70.92
Total:	1,725	$296,363,122.94	100.00%	7.176%	100.00%	623	81.21%	44.88%	38.97%

Initial Periodic Cap
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
1.500	1	$164,000.00	0.06%	6.150%	100.00%	702	80.00%	0.00%	0.00%
2.000	1,090	195,360,270.16	65.92	7.197	100.00	629	81.61	44.70	41.00
3.000	634	100,838,852.78	34.03	7.138	100.00	609	80.44	45.30	35.10
Total:	1,725	$296,363,122.94	100.00%	7.176%	100.00%	623	81.21%	44.88%	38.97%

Collateral Characteristics – Group 1 (continued)
Collateral characteristics are listed below as of the Statistical Cut-off Date.

Subsequent Periodic Cap
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
1.000	1,725	$296,363,122.94	100.00%	7.176%	100.00%	623	81.21%	44.88%	38.97%
Total:	1,725	$296,363,122.94	100.00%	7.176%	100.00%	623	81.21%	44.88%	38.97%

Maximum Rate
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
10.501 - 11.000	1	$161,400.00	0.05%	5.000%	100.00%	781	60.00%	100.00%	0.00%
11.001 - 11.500	11	2,350,150.07	0.79	5.420	100.00	634	76.70	54.88	12.92
11.501 - 12.000	33	5,456,534.15	1.84	5.866	100.00	621	76.57	57.84	16.37
12.001 - 12.500	104	20,564,970.55	6.94	6.228	100.00	629	77.77	62.73	25.39
12.501 - 13.000	204	38,050,455.42	12.84	6.455	100.00	628	78.18	62.27	26.13
13.001 - 13.500	292	50,663,899.88	17.10	6.790	100.00	625	80.66	52.08	35.04
13.501 - 14.000	359	64,038,958.92	21.61	7.043	100.00	630	82.05	48.32	43.79
14.001 - 14.500	268	45,241,463.83	15.27	7.392	100.00	622	83.17	49.91	47.06
14.501 - 15.000	243	38,537,440.46	13.00	7.873	100.00	611	83.18	30.89	47.19
15.001 - 15.500	83	14,782,986.70	4.99	8.360	100.00	622	83.40	0.00	56.44
15.501 - 16.000	67	9,556,308.59	3.22	8.817	100.00	610	84.47	0.00	44.94
16.001 - 16.500	31	3,783,707.54	1.28	9.319	100.00	569	75.18	0.00	18.32
16.501 - 17.000	21	2,209,824.27	0.75	9.853	100.00	575	81.00	0.00	23.74
17.001 - 17.500	6	907,022.56	0.31	10.158	100.00	582	76.28	0.00	0.00
17.501 - 18.000	2	58,000.00	0.02	10.768	100.00	599	80.00	0.00	0.00
Total:	1,725	$296,363,122.94	100.00%	7.176%	100.00%	623	81.21%	44.88%	38.97%

Collateral Characteristics – Group 1 (continued)
Collateral characteristics are listed below as of the Statistical Cut-off Date.

Minimum Rate
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
<= 5.500	5	$1,062,812.43	0.36%	5.322%	100.00%	636	73.45%	100.00%	0.00%
5.501 - 6.000	98	18,278,337.39	6.17	5.755	100.00	655	76.64	78.73	18.43
6.001 - 6.500	250	49,000,065.49	16.53	6.279	100.00	632	78.91	57.39	27.93
6.501 - 7.000	382	73,101,659.84	24.67	6.798	100.00	632	80.68	49.40	37.79
7.001 - 7.500	388	64,843,862.59	21.88	7.318	100.00	618	82.65	51.76	46.16
7.501 - 8.000	313	49,670,274.73	16.76	7.734	100.00	607	82.96	39.80	46.29
8.001 - 8.500	110	17,739,604.52	5.99	8.274	100.00	620	83.40	0.00	54.63
8.501 - 9.000	104	14,023,394.02	4.73	8.784	100.00	609	84.56	0.00	46.28
9.001 - 9.500	40	4,805,599.83	1.62	9.259	100.00	576	77.94	0.00	23.92
9.501 - 10.000	24	2,461,613.18	0.83	9.804	100.00	569	80.77	0.00	17.84
10.001 - 10.500	8	1,196,398.92	0.40	10.160	100.00	576	75.97	0.00	0.00
10.501 - 11.000	3	179,500.00	0.06	10.664	100.00	627	86.77	0.00	67.69
Total:	1,725	$296,363,122.94	100.00%	7.176%	100.00%	623	81.21%	44.88%	38.97%

Months to Next Rate Adjustment
(months)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
1 - 12	4	$523,562.77	0.18%	8.633%	100.00%	616	80.00%	0.00%	0.00%
13 - 24	1,614	276,360,301.63	93.25	7.175	100.00	622	81.20	44.78	39.07
25 - 36	89	16,415,090.29	5.54	7.162	100.00	626	81.96	48.61	36.54
>= 37	18	3,064,168.25	1.03	7.135	100.00	652	78.95	42.11	49.83
Total:	1,725	$296,363,122.94	100.00%	7.176%	100.00%	623	81.21%	44.88%	38.97%

SAIL 2005-3 Collateral Summary – Group 2

Collateral information is as of the Statistical Cut-off Date.

Collateral Characteristics – Group 2
Collateral characteristics are listed below as of the Statistical Cut-off Date.

Amortization Type
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Non- IO Loans:
2/28 ARM (Libor)	2,621	$564,357,215.29	69.70%	7.393%	100.00%	595	80.73%	69.72%	34.46%
2/13 ARM (Libor)	3	295,025.77	0.04	6.959	100.00	615	81.81	100.00	49.66
3/27 ARM (Libor)	343	67,396,787.51	8.32	7.426	100.00	604	80.33	75.78	33.30
5/25 ARM (Libor)	15	5,424,436.55	0.67	6.526	100.00	628	75.39	83.87	33.02
6 Month Libor ARM	9	2,582,971.81	0.32	6.843	100.00	644	82.72	51.68	0.00
Balloon	1,082	63,882,165.36	7.89	10.276	0.00	651	99.85	84.37	0.00
Fixed Rate	799	105,736,724.10	13.06	7.849	0.00	627	81.90	78.76	32.76
Subtotal (Non-IOs):	4,872	$809,675,326.39	100.00%	7.675%	79.05%	605	82.33%	72.61%	31.31%

Interest-Only Loans:
2/28 ARM (Libor)	705	$275,554,753.66	87.66%	6.726%	100.00%	652	84.86%	55.33%	49.40%
3/27 ARM (Libor)	82	35,661,742.19	11.34	6.646	100.00	650	78.22	37.91	25.00
5/25 ARM (Libor)	1	151,000.00	0.05	5.750	100.00	672	62.66	100.00	0.00
6 Month Libor ARM	1	416,500.00	0.13	6.100	100.00	722	85.00	0.00	0.00
Fixed Rate	6	2,569,200.00	0.82	7.344	0.00	680	88.28	33.16	82.56
Subtotal (IO Loans):	795	$314,353,195.85	100.00%	6.721%	99.18%	652	84.13%	53.12%	46.81%

Total:	5,667	$1,124,028,522.24	100.00%	7.408%	84.68%	618	82.83%	67.16%	35.65%

IO Term
(months)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Interest-Only Loans:
24	15	$2,315,791.62	0.74%	6.949%	100.00%	680	81.50%	47.49%	18.91%
36	2	613,050.00	0.20	7.088	100.00	773	93.37	0.00	89.10
60	775	309,457,546.34	98.44	6.715	99.31	652	84.17	53.43	47.24
120	3	1,966,807.89	0.63	7.301	77.22	632	77.16	28.41	0.00
Total:	795	$314,353,195.85	100.00%	6.721%	99.18%	652	84.13%	53.12%	46.81%

Collateral Characteristics – Group 2 (continued)
Collateral characteristics are listed below as of the Statistical Cut-off Date.

Scheduled Principal Balances
($)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
0.01 - 50,000.00	926	$32,770,328.35	2.92%	10.043%	25.27%	618	93.17%	99.70%	6.22%
50,000.01 - 100,000.00	1,466	108,883,572.76	9.69	9.132	51.24	614	87.74	87.40	13.53
100,000.01 - 150,000.00	911	112,816,197.99	10.04	8.089	73.88	607	84.15	93.65	27.27
150,000.01 - 200,000.00	472	81,339,310.21	7.24	7.506	83.77	600	81.16	93.05	35.81
200,000.01 - 250,000.00	240	53,816,486.71	4.79	7.326	89.69	597	80.79	89.22	32.64
250,000.01 - 300,000.00	175	47,730,179.26	4.25	7.234	87.94	600	82.27	92.44	44.58
300,000.01 - 350,000.00	123	40,057,103.79	3.56	7.086	92.76	612	82.07	80.91	46.22
350,000.01 - 400,000.00	412	155,892,130.39	13.87	6.982	93.45	617	81.48	48.33	38.46
400,000.01 - 450,000.00	328	139,370,752.76	12.40	6.851	92.33	624	83.13	53.00	47.41
450,000.01 - 500,000.00	212	101,361,392.93	9.02	7.006	93.35	631	82.71	43.68	46.50
500,000.01 - 550,000.00	126	66,159,552.51	5.89	6.787	92.82	638	81.87	37.35	38.07
550,000.01 - 600,000.00	105	60,538,880.47	5.39	6.862	98.08	628	83.40	58.16	46.71
600,000.01 - 650,000.00	60	37,512,596.58	3.34	6.715	95.08	632	81.84	66.57	36.62
>= 650,000.01	111	85,780,037.53	7.63	6.844	97.27	632	77.35	49.92	30.68
Total:	5,667	$1,124,028,522.24	100.00%	7.408%	84.68%	618	82.83%	67.16%	35.65%

Lien Position
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
1st Lien	4,257	$1,039,072,985.71	92.44%	7.173%	91.60%	616	81.52%	66.03%	38.56%
2nd Lien	1,410	84,955,536.53	7.56	10.288	0.00	649	98.83	81.04	0.00
Total:	5,667	$1,124,028,522.24	100.00%	7.408%	84.68%	618	82.83%	67.16%	35.65%

Collateral Characteristics – Group 2 (continued)
Collateral characteristics are listed below as of the Statistical Cut-off Date.

Loan Purpose
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Cash Out Refinance	2,430	$582,256,024.10	51.80%	7.222%	87.23%	606	79.78%	65.62%	36.53%
Purchase	2,663	409,560,096.84	36.44	7.712	80.45	641	87.34	69.03	32.72
Rate/Term Refinance	370	83,865,352.95	7.46	7.295	87.32	602	81.82	69.14	43.51
Debt Consolidation	204	48,347,048.35	4.30	7.273	85.32	591	83.09	66.52	36.19
Total:	5,667	$1,124,028,522.24	100.00%	7.408%	84.68%	618	82.83%	67.16%	35.65%

Occupancy Status
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Primary Home	5,308	$1,070,619,423.96	95.25%	7.384%	84.26%	617	82.86%	66.71%	34.94%
Investment	333	46,501,247.98	4.14	7.973	93.31	636	82.75	79.87	51.94
Second Home	26	6,907,850.30	0.61	7.305	92.23	651	79.11	51.14	35.48
Total:	5,667	$1,124,028,522.24	100.00%	7.408%	84.68%	618	82.83%	67.16%	35.65%

Original Terms to Stated Maturity
(months)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
1 - 180	1,165	$69,092,504.07	6.15%	10.148%	0.43%	649	98.77%	85.44%	1.99%
181 - 240	205	14,019,631.15	1.25	10.107	0.00	654	97.22	75.59	0.86
241 - 360	4,297	1,040,916,387.02	92.61	7.190	91.41	616	81.58	65.84	38.35
Total:	5,667	$1,124,028,522.24	100.00%	7.408%	84.68%	618	82.83%	67.16%	35.65%

Collateral Characteristics – Group 2 (continued)
Collateral characteristics are listed below as of the Statistical Cut-off Date.

Remaining Terms to Stated Maturity
(months)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
1 - 180	1,165	$69,092,504.07	6.15%	10.148%	0.43%	649	98.77%	85.44%	1.99%
181 - 240	205	14,0 19,631.15	1.25	10.107	0.00	654	97.22	75.59	0.86
241 - 360	4,297	1,040,916,387.02	92.61	7.190	91.41	616	81.58	65.84	38.35
Total:	5,667	$1,124,028,522.24	100.00%	7.408%	84.68%	618	82.83%	67.16%	35.65%

State Distribution (Top 10)
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
CA	1,671	$497,962,304.54	44.30%	7.092%	87.11%	627	82.89%	59.44%	37.24%
NY	236	69,520,237.21	6.18	7.283	76.16	630	81.61	44.29	38.69
FL	429	69,410,451.45	6.18	7.788	85.22	608	81.83	73.49	34.54
NJ	149	41,421,305.07	3.69	7.348	90.04	603	78.51	53.34	32.09
IL	242	39,455,584.50	3.51	8.037	91.67	609	86.63	74.95	47.04
AZ	254	33,432,645.89	2.97	7.723	81.14	611	85.52	81.08	33.91
TX	284	31,860,814.10	2.83	7.904	74.20	600	81.54	87.28	21.81
NV	135	30,842,339.96	2.74	7.377	84.47	629	85.33	68.67	42.55
MA	98	27,850,492.09	2.48	7.039	83.98	619	77.98	70.05	29.30
MI	221	24,835,443.60	2.21	8.080	85.36	601	84.15	86.51	33.00
Other	1,948	257,436,903.83	22.90	7.741	82.01	608	83.34	80.95	32.93
Total:	5,667	$1,124,028,522.24	100.00%	7.408%	84.68%	618	82.83%	67.16%	35.65%

Collateral Characteristics – Group 2 (continued)
Collateral characteristics are listed below as of the Statistical Cut-off Date.

Original Combined Loan-to-Value Ratio*
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
First Lien Loans:
< = 60.00%	208	$47,203,308.86	4.54%	7.031%	82.86%	583	51.47%	57.63%	0.00%
60.01 - 70.00%	394	98,034,770.02	9.43	7.103	86.64	588	66.64	58.62	0.00
70.01 - 80.00%	1,652	404,428,567.58	38.92	6.977	93.32	612	78.44	64.88	0.01
80.01 - 85.00%
With MI:	427	108,886,073.91	10.48	7.156	87.10	608	84.50	70.12	100.00
Without MI:	169	25,252,023.35	2.43	8.133	94.61	567	84.61	71.17	0.00
85.01 - 90.00%
With MI:	627	175,407,783.61	16.88	7.201	92.04	634	89.49	63.68	100.00
Without MI:	271	40,000,165.81	3.85	7.992	97.71	589	89.72	84.94	0.00
90.01 - 95.00%
With MI:	280	86,300,315.90	8.31	7.161	92.23	658	94.52	69.30	100.00
Without MI:	86	18,767,182.64	1.81	7.578	99.71	612	94.45	74.09	0.00
95.01 - 100.00%
With MI:	110	30,044,667.45	2.89	7.885	93.37	678	99.81	68.36	100.00
Without MI:	33	4,748,126.58	0.46	8.166	100.00	620	99.11	100.00	0.00
Subtotal (First Lien):	4,257	$1,039,072,985.71	100.00%	7.173%	91.60%	616	81.52%	66.03%	38.56%

Second Lien Loans:
< = 60.00%	7	$868,986.78	1.02%	10.048%	0.00%	622	53.01%	40.26%	0.00%
60.01 - 70.00%	4	299,960.70	0.35	10.320	0.00	555	68.46	80.00	0.00
70.01 - 80.00%	8	691,513.79	0.81	10.259	0.00	595	76.22	11.59	0.00
80.01 - 85.00%	12	1,167,374.72	1.37	10.420	0.00	610	83.96	54.73	0.00
85.01 - 90.00%	3	164,829.59	0.19	9.517	0.00	641	89.41	100.00	0.00
90.01 - 95.00%	42	2,117,004.11	2.49	10.538	0.00	636	95.00	70.17	0.00
95.01 - 100.00%	1,334	79,645,866.84	93.75	10.284	0.00	651	99.98	82.73	0.00
Subtotal (Second Lien):	1,410	$84,955,536.53	100.00%	10.288%	0.00%	649	98.83%	81.04%	0.00%

Total:	5,667	$1,124,028,522.24	100.00%	7.408%	84.68%	618	82.83%	67.16%	35.65%

*Includes the loan in the securitization and any senior liens.

Collateral Characteristics – Group 2 (continued)
Collateral characteristics are listed below as of the Statistical Cut-off Date.

Original Effective Combined Loan-to-Value Ratio*
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
First Lien Loans:
< = 60.00%	1,644	$445,411,767.57	42.87%	7.211%	89.93%	630	85.91%	65.82%	89.40%
60.01 - 70.00%	401	99,842,990.14	9.61	7.094	86.88	589	67.08	59.37	1.81
70.01 - 80.00%	1,653	405,050,729.62	38.98	6.979	93.35	612	78.46	64.94	0.17
80.01 - 85.00%	169	25,252,023.35	2.43	8.133	94.61	567	84.61	71.17	0.00
85.01 - 90.00%	271	40,000,165.81	3.85	7.992	97.71	589	89.72	84.94	0.00
90.01 - 95.00%	86	18,767,182.64	1.81	7.578	99.71	612	94.45	74.09	0.00
95.01 - 100.00%	33	4,748,126.58	0.46	8.166	100.00	620	99.11	100.00	0.00
Subtotal (First Lien):	4,257	$1,039,072,985.71	100.00%	7.173%	91.60%	616	81.52%	66.03%	38.56%

Second Lien Loans:
< = 60.00%	7	$868,986.78	1.02%	10.048%	0.00%	622	53.01%	40.26%	0.00%
60.01 - 70.00%	4	299,960.70	0.35	10.320	0.00	555	68.46	80.00	0.00
70.01 - 80.00%	8	691,513.79	0.81	10.259	0.00	595	76.22	11.59	0.00
80.01 - 85.00%	12	1,167,374.72	1.37	10.420	0.00	610	83.96	54.73	0.00
85.01 - 90.00%	3	164,829.59	0.19	9.517	0.00	641	89.41	100.00	0.00
90.01 - 95.00%	42	2,117,004.11	2.49	10.538	0.00	636	95.00	70.17	0.00
95.01 - 100.00%	1,334	79,645,866.84	93.75	10.284	0.00	651	99.98	82.73	0.00
Subtotal (Second Lien):	1,410	$84,955,536.53	100.00%	10.288%	0.00%	649	98.83%	81.04%	0.00%

Total:	5,667	$1,124,028,522.24	100.00%	7.408%	84.68%	618	82.83%	67.16%	35.65%

* Combined LTV after taking mortgage insurance into account.

Collateral Characteristics – Group 2 (continued)
Collateral characteristics are listed below as of the Statistical Cut-off Date.

Original Full Combined Loan-to-Value Ratio*
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
First Lien Loans:
< = 60.00%	204	$45,842,467.32	4.41%	6.993%	82.35%	583	51.30%	58.88%	0.00%
60.01 - 70.00%	367	89,794,941.50	8.64	7.085	85.87	584	66.57	61.19	0.00
70.01 - 80.00%	952	240,725,584.07	23.17	7.170	90.32	589	77.32	61.53	0.02
80.01 - 85.00%
With MI:	410	104,661,038.95	10.07	7.148	86.69	606	84.51	69.90	100.00
Without MI:	114	21,705,812.63	2.09	7.872	93.89	569	83.32	65.40	0.00
85.01 - 90.00%
With MI:	587	169,877,571.62	16.35	7.162	92.21	635	89.43	63.30	100.00
Without MI:	224	41,933,551.77	4.04	7.716	97.92	599	86.79	75.27	0.00
90.01 - 95.00%
With MI:	301	91,567,450.16	8.81	7.189	92.23	656	94.16	68.85	100.00
Without MI:	179	33,691,509.61	3.24	7.659	99.84	607	88.87	69.96	0.00
95.01 - 100.00%
With MI:	146	34,532,780.14	3.32	7.935	92.94	672	98.37	71.43	100.00
Without MI:	773	164,740,277.94	15.85	6.801	97.47	645	80.56	71.80	0.00
Subtotal (First Lien):	4,257	$1,039,072,985.71	100.00%	7.173%	91.60%	616	81.52%	66.03%	38.56%

Second Lien Loans:
< = 60.00%	7	$868,986.78	1.02%	10.048%	0.00%	622	53.01%	40.26%	0.00%
60.01 - 70.00%	4	299,960.70	0.35	10.320	0.00	555	68.46	80.00	0.00
70.01 - 80.00%	8	691,513.79	0.81	10.259	0.00	595	76.22	11.59	0.00
80.01 - 85.00%	12	1,167,374.72	1.37	10.420	0.00	610	83.96	54.73	0.00
85.01 - 90.00%	3	164,829.59	0.19	9.517	0.00	641	89.41	100.00	0.00
90.01 - 95.00%	42	2,117,004.11	2.49	10.538	0.00	636	95.00	70.17	0.00
95.01 - 100.00%	1,334	79,645,866.84	93.75	10.284	0.00	651	99.98	82.73	0.00
Subtotal (Second Lien):	1,410	$84,955,536.53	100.00%	10.288%	0.00%	649	98.83%	81.04%	0.00%

Total:	5,667	$1,124,028,522.24	100.00%	7.408%	84.68%	618	82.83%	67.16%	35.65%

*Includes all liens on the mortgaged property.

Collateral Characteristics – Group 2 (continued)
Collateral characteristics are listed below as of the Statistical Cut-off Date.

FICO Score
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
0 – 0	7	$1,349,713.18	0.12%	7.610%	83.10%	0	79.66%	73.35%	0.00%
500 - 520	285	53,760,371.84	4.78	8.421	97.14	510	75.35	80.90	14.70
521 - 540	392	72,275,298.64	6.43	7.948	91.32	531	75.78	78.53	20.54
541 - 560	439	83,782,130.25	7.45	7.840	93.64	550	78.38	79.41	23.68
561 - 580	477	96,829,851.27	8.61	7.391	92.86	571	79.50	77.51	27.96
581 - 600	744	125,425,567.05	11.16	7.592	82.79	591	82.17	75.60	29.50
601 - 620	823	155,459,153.71	13.83	7.328	82.56	611	83.31	70.98	35.05
621 - 640	737	146,041,058.66	12.99	7.268	83.96	630	83.63	60.50	37.55
641 - 660	616	124,371,607.02	11.06	7.169	77.39	650	84.63	64.00	41.43
661 - 680	425	93,630,714.80	8.33	7.113	81.30	670	86.66	60.03	44.31
681 - 700	301	67,744,782.96	6.03	7.068	82.33	690	88.67	51.47	58.21
701 - 720	179	45,725,714.39	4.07	7.078	77.55	709	88.23	40.64	50.96
721 - 740	109	24,998,325.95	2.22	6.898	78.23	730	88.61	55.20	52.12
741 - 760	65	16,029,599.65	1.43	7.125	79.72	750	88.50	49.09	51.06
761 - 780	48	11,944,944.08	1.06	7.079	80.95	769	85.78	49.25	50.90
>= 781	20	4,659,688.79	0.41	7.063	79.22	792	84.72	37.93	35.75
Total:	5,667	$1,124,028,522.24	100.00%	7.408%	84.68%	618	82.83%	67.16%	35.65%

Property Type
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Single Family	4,353	$854,879,331.43	76.05%	7.381%	85.10%	614	82.55%	67.18%	34.81%
PUD	618	139,563,849.36	12.42	7.467	84.57	623	83.14	64.46	34.59
2-4 Family	287	63,977,868.40	5.69	7.499	83.86	646	83.88	63.79	45.76
Condo	322	55,642,511.95	4.95	7.546	83.59	632	85.46	72.50	35.33
Manufactured Housing	87	9,964,961.10	0.89	7.536	61.69	647	81.18	95.57	58.91
Total:	5,667	$1,124,028,522.24	100.00%	7.408%	84.68%	618	82.83%	67.16%	35.65%

Collateral Characteristics – Group 2 (continued)
Collateral characteristics are listed below as of the Statistical Cut-off Date.

Prepayment Penalty Term by Product Type ($)
Amortization Type	No Penalty	1 – 12 Months	13 – 24 Months	25 – 36 Months	37 – 48 Months	49 – 60 Months	Total
2/28 ARM (Libor)	$213,250,720.05	$44,508,653.92	$572,633,045.83	$9,519,549.15	$0.00	$0.00	$839,911,968.95
Fixed Rate	27,273,529.07	12,793,621.81	6,875,270.25	60,858,530.08	0.00	504,972.89	108,305,924.10
3/27 ARM (Libor)	29,728,318.45	4,671,963.65	2,697,173.37	65,611,824.49	349,249.74	0.00	103,058,529.70
Balloon	19,706,874.80	928,450.74	19,989,608.14	23,257,231.68	0.00	0.00	63,882,165.36
5/25 ARM (Libor)	2,702,723.08	72,000.00	394,000.00	2,406,713.47	0.00	0.00	5,575,436.55
6 Month Libor ARM	1,872,186.43	0.00	1,053,502.81	73,782.57	0.00	0.00	2,999,471.81
2/13 ARM (Libor)	226,775.77	0.00	68,250.00	0.00	0.00	0.00	295,025.77
Total:	$294,761,127.65	$62,974,690.12	$603,710,850.40	$161,727,631.44	$349,249.74	$504,972.89	$1,124,028,522.24

Prepayment Penalty Term by Product Type (%)
Amortization Type	No Penalty	1 – 12 Months	13 – 24 Months	25 – 36 Months	37 – 48 Months	49 – 60 Months	Total
2/28 ARM (Libor)	25.39%	5.30%	68.18%	1.13%	0.00%	0.00%	74.72%
Fixed Rate	25.18	11.81	6.35	56.19	0.00	0.47	9.64
3/27 ARM (Libor)	28.85	4.53	2.62	63.66	0.34	0.00	9.17
Balloon	30.85	1.45	31.29	36.41	0.00	0.00	5.68
5/25 ARM (Libor)	48.48	1.29	7.07	43.17	0.00	0.00	0.50
6 Month Libor ARM	62.42	0.00	35.12	2.46	0.00	0.00	0.27
2/13 ARM (Libor)	76.87	0.00	23.13	0.00	0.00	0.00	0.03
Total:	26.22%	5.60%	53.71%	14.39%	0.03%	0.04%	100.00%

Collateral Characteristics – Group 2 (continued)
Collateral characteristics are listed below as of the Statistical Cut-off Date.

Prepayment Penalty Description – Top 5
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
6 Mo. Int. on Amount Prepaid > 20% Orig. Bal.	3,187	$682,623,491.90	60.73%	7.216%	84.01%	619	82.96%	67.57%	37.68%
None	1,595	294,761,127.65	26.22	7.781	84.06	617	82.53	63.16	31.33
6 Mo. Int. on 80% of UPB	121	31,916,033.47	2.84	6.996	98.42	624	81.55	48.56	37.86
6 Mo. Int. on UPB	102	28,355,222.89	2.52	7.108	91.48	638	81.33	50.62	29.46
1% of Amount Prepaid	197	20,313,004.89	1.81	7.923	71.97	613	85.55	94.89	28.62
Other	465	66,059,641.44	5.88	7.899	88.76	601	83.30	88.38	37.69
Total:	5,667	$1,124,028,522.24	100.00%	7.408%	84.68%	618	82.83%	67.16%	35.65%

Documentation Type
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Full	4,657	$754,923,034.94	67.16%	7.505%	81.72%	609	83.69%	100.00%	35.56%
Stated	910	326,962,521.59	29.09	7.228	90.44	636	81.34	0.00	37.40
Limited	78	31,683,260.41	2.82	7.202	90.89	636	79.83	0.00	26.14
No Documentation	22	10,459,705.30	0.93	6.684	100.00	663	76.92	0.00	16.03
Total:	5,667	$1,124,028,522.24	100.00%	7.408%	84.68%	618	82.83%	67.16%	35.65%

Collateral Characteristics – Group 2 (continued)
Collateral characteristics are listed below as of the Statistical Cut-off Date.

Debt to Income Ratio
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI

Full Doc Loans:
0.01 - 5.00	19	$3,004,788.87	0.40%	7.178%	84.13%	609	78.20%	100.00%	39.72%
5.01 - 10.00	20	3,071,706.80	0.41	8.113	81.39	610	89.63	100.00	63.63
10.01 - 15.00	77	10,680,611.53	1.41	7.671	81.47	602	81.50	100.00	31.68
15.01 - 20.00	135	17,459,852.95	2.31	7.717	84.74	606	83.45	100.00	39.35
20.01 - 25.00	281	37,815,544.38	5.01	7.512	81.21	609	81.25	100.00	35.36
25.01 - 30.00	410	67,366,767.46	8.92	7.374	86.30	613	82.40	100.00	39.77
30.01 - 35.00	539	82,897,699.78	10.98	7.400	83.57	610	83.47	100.00	36.51
35.01 - 40.00	815	130,564,530.83	17.30	7.394	82.17	614	83.41	100.00	33.38
40.01 - 45.00	988	164,394,409.20	21.78	7.443	80.58	609	84.48	100.00	36.53
45.01 - 50.00	1,036	168,442,335.98	22.31	7.709	79.49	611	85.07	100.00	33.25
50.01 - 55.00	312	62,539,009.67	8.28	7.582	81.63	590	82.28	100.00	35.90
55.01 - 60.00	25	6,685,777.49	0.89	6.949	82.76	610	81.40	100.00	37.62
Subtotal (Full Doc):	4,657	$754,923,034.94	100.00%	7.505%	81.72%	609	83.69%	100.00%	35.56%

Non-Full Doc Loans:
<= 0.00	21	$9,524,145.27	2.58%	7.000%	100.00%	639	75.32%	0.00%	17.35%
0.01 - 5.00	4	2,293,671.66	0.62	6.680	100.00	662	74.90	0.00	62.60
5.01 - 10.00	1	108,800.00	0.03	6.500	100.00	697	80.00	0.00	0.00
10.01 - 15.00	4	1,702,357.07	0.46	7.088	100.00	649	85.94	0.00	60.11
15.01 - 20.00	8	2,726,179.40	0.74	6.861	85.49	664	81.82	0.00	49.11
20.01 - 25.00	29	12,537,708.56	3.40	7.143	95.31	632	77.45	0.00	29.31
25.01 - 30.00	56	20,421,592.25	5.53	7.057	89.25	629	76.81	0.00	31.45
30.01 - 35.00	111	42,145,549.93	11.42	6.901	89.08	639	77.76	0.00	22.59
35.01 - 40.00	190	74,939,044.26	20.30	7.089	91.65	625	80.55	0.00	38.39
40.01 - 45.00	271	102,512,105.32	27.77	7.202	92.32	634	81.86	0.00	35.90
45.01 - 50.00	277	86,233,592.99	23.36	7.517	88.03	649	84.79	0.00	42.91
50.01 - 55.00	36	12,677,372.46	3.43	7.698	89.10	632	79.20	0.00	31.97
55.01 - 60.00	2	1,283,368.13	0.35	6.182	57.54	661	79.23	0.00	42.46
Subtotal (Non-Full Doc):	1,010	$369,105,487.30	100.00%	7.210%	90.75%	637	81.09%	0.00%	35.83%

Total:	5,667	$1,124,028,522.24	100.00%	7.408%	84.68%	618	82.83%	67.16%	35.65%

Collateral Characteristics – Group 2 (continued)
Collateral characteristics are listed below as of the Statistical Cut-off Date.

Mortgage Rates
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Adjustable Rate Loans:
<= 5.500	70	$25,698,896.76	2.70%	5.299%	100.00%	652	74.97%	68.56%	16.46%
5.501 - 6.000	295	108,291,987.38	11.38	5.839	100.00	648	79.48	73.35	29.92
6.001 - 6.500	443	151,290,313.09	15.89	6.303	100.00	636	80.04	63.18	34.87
6.501 - 7.000	651	214,155,161.77	22.50	6.801	100.00	623	81.60	58.65	40.90
7.001 - 7.500	500	143,095,501.06	15.03	7.301	100.00	615	83.58	57.15	43.49
7.501 - 8.000	493	117,819,847.83	12.38	7.785	100.00	601	83.53	57.15	44.92
8.001 - 8.500	442	80,698,544.66	8.48	8.322	100.00	587	84.38	70.40	44.24
8.501 - 9.000	436	66,040,119.26	6.94	8.761	100.00	573	84.12	81.98	41.60
9.001 - 9.500	223	25,050,893.37	2.63	9.274	100.00	556	81.16	83.60	25.80
9.501 - 10.000	142	12,301,032.81	1.29	9.761	100.00	549	80.46	94.03	14.93
10.001 - 10.500	45	3,992,842.95	0.42	10.300	100.00	531	73.53	80.20	8.44
10.501 - 11.000	29	2,732,394.43	0.29	10.800	100.00	535	71.62	80.76	0.00
>= 11.000	11	672,897.41	0.07	11.564	100.00	551	67.37	100.00	0.00
Subtotal (ARM Loans):	3,780	$951,840,432.78	100.00%	7.167%	100.00%	615	81.78%	64.81%	38.23%

Fixed Rate Loans:
<= 5.500	2	$414,339.00	0.24%	5.420%	0.00%	633	72.19%	100.00%	0.00%
5.501 - 6.000	37	11,543,438.44	6.70	5.924	0.00	655	75.65	55.48	31.19
6.001 - 6.500	46	13,151,728.28	7.64	6.358	0.00	637	74.39	80.83	33.51
6.501 - 7.000	81	21,082,743.27	12.24	6.806	0.00	628	79.96	79.51	45.91
7.001 - 7.500	64	12,945,295.72	7.52	7.330	0.00	621	80.85	78.24	46.38
7.501 - 8.000	81	11,696,163.10	6.79	7.843	0.00	610	77.95	81.41	42.94
8.001 - 8.500	54	6,272,700.47	3.64	8.309	0.00	604	81.61	100.00	50.30
8.501 - 9.000	144	12,460,079.16	7.24	8.898	0.00	668	91.96	90.44	23.31
9.001 - 9.500	195	13,447,968.33	7.81	9.379	0.00	674	96.49	94.91	5.10
9.501 - 10.000	280	17,396,635.31	10.10	9.863	0.00	657	96.98	82.85	5.20
10.001 - 10.500	279	16,911,577.49	9.82	10.374	0.00	641	98.95	80.78	1.62
10.501 - 11.000	364	20,904,428.40	12.14	10.821	0.00	626	98.37	75.99	0.62
>= 11.000	260	13,960,992.49	8.11	11.358	0.00	610	97.94	70.92	0.00
Subtotal (Fixed Rate):	1,887	$172,188,089.46	100.00%	8.742%	0.00%	637	88.65%	80.16%	21.35%

Total:	5,667	$1,124,028,522.24	100.00%	7.408%	84.68%	618	82.83%	67.16%	35.65%

Collateral Characteristics – Group 2 (continued)
Collateral characteristics are listed below as of the Statistical Cut-off Date.

Gross Margin
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
<= 3.000	9	$2,743,211.49	0.29%	5.757%	100.00%	668	79.45%	84.82%	16.56%
3.001 - 3.500	21	7,534,324.75	0.79	5.734	100.00	652	75.11	58.50	10.76
3.501 - 4.000	92	28,835,748.81	3.03	5.944	100.00	654	75.74	69.25	18.02
4.001 - 4.500	194	57,417,520.66	6.03	6.386	100.00	633	77.03	62.84	29.44
4.501 - 5.000	395	107,345,737.77	11.28	6.953	100.00	615	79.49	55.00	35.54
5.001 - 5.500	415	105,967,077.47	11.13	7.020	100.00	615	82.85	64.29	43.85
5.501 - 6.000	922	275,372,617.75	28.93	6.900	100.00	630	82.85	66.39	42.94
6.001 - 6.500	1,058	240,884,890.53	25.31	7.431	100.00	603	83.38	66.02	39.22
6.501 - 7.000	420	80,158,872.34	8.42	8.136	100.00	588	80.60	65.95	31.73
7.001 - 7.500	74	17,250,981.01	1.81	8.123	100.00	575	81.89	61.49	35.53
7.501 - 8.000	44	9,987,061.73	1.05	8.492	100.00	583	80.69	60.49	35.45
8.001 - 8.500	55	9,328,878.45	0.98	8.745	100.00	578	86.30	76.94	50.06
8.501 - 9.000	41	4,804,480.23	0.50	9.129	100.00	580	88.93	98.04	54.45
9.001 - 9.500	25	2,386,050.58	0.25	9.596	100.00	559	81.87	100.00	27.06
9.501 - 10.000	12	1,202,192.79	0.13	10.161	100.00	531	76.80	100.00	16.60
>= 10.001	3	620,786.42	0.07	10.962	100.00	522	65.86	15.33	0.00
Total:	3,780	$951,840,432.78	100.00%	7.167%	100.00%	615	81.78%	64.81%	38.23%

Initial Periodic Cap
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
1.000	16	$4,383,267.23	0.46%	6.609%	100.00%	638	78.11%	59.66%	9.27%
1.500	12	2,662,246.51	0.28	7.754	100.00	657	83.79	53.26	33.60
2.000	878	251,636,508.85	26.44	7.377	100.00	619	83.08	65.13	45.58
3.000	2,873	692,598,410.19	72.76	7.092	100.00	613	81.32	64.82	35.80
7.000	1	560,000.00	0.06	6.625	100.00	707	80.00	0.00	0.00
Total:	3,780	$951,840,432.78	100.00%	7.167%	100.00%	615	81.78%	64.81%	38.23%

Collateral Characteristics – Group 2 (continued)
Collateral characteristics are listed below as of the Statistical Cut-off Date.

Subsequent Periodic Cap
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
1.000	3,702	$919,773,324.85	96.63%	7.177%	100.00%	615	82.11%	65.76%	39.22%
1.500	45	14,080,286.92	1.48	7.040	100.00	595	74.35	71.63	18.76
2.000	31	17,772,537.83	1.87	6.720	100.00	631	70.52	9.95	2.87
3.000	2	214,283.18	0.02	8.437	100.00	627	78.79	100.00	0.00
Total:	3,780	$951,840,432.78	100.00%	7.167%	100.00%	615	81.78%	64.81%	38.23%

Maximum Rate
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
10.001 - 10.500	1	$543,426.01	0.06%	5.000%	100.00%	729	67.46%	100.00%	0.00%
10.501 - 11.000	13	4,350,658.75	0.46	5.124	100.00	640	79.47	84.71	17.83
11.001 - 11.500	41	14,385,778.33	1.51	5.391	100.00	639	73.72	62.24	16.89
11.501 - 12.000	227	79,720,013.08	8.38	5.832	100.00	641	78.66	68.29	28.00
12.001 - 12.500	341	112,283,568.66	11.80	6.253	100.00	636	79.76	62.35	34.74
12.501 - 13.000	559	184,946,671.77	19.43	6.663	100.00	626	81.35	62.33	39.08
13.001 - 13.500	475	139,580,570.08	14.66	6.973	100.00	621	82.32	62.04	37.68
13.501 - 14.000	528	135,280,804.07	14.21	7.354	100.00	611	82.54	61.60	42.29
14.001 - 14.500	389	91,955,007.81	9.66	7.769	100.00	602	83.53	59.84	44.72
14.501 - 15.000	339	70,260,535.76	7.38	8.198	100.00	596	84.09	62.75	43.57
15.001 - 15.500	300	49,947,757.87	5.25	8.577	100.00	586	84.56	73.14	42.23
15.501 - 16.000	294	40,757,828.71	4.28	8.868	100.00	575	85.27	82.19	45.82
16.001 - 16.500	132	14,234,674.94	1.50	9.378	100.00	552	80.88	91.05	28.47
16.501 - 17.000	87	8,748,790.76	0.92	9.873	100.00	541	78.17	91.61	16.26
17.001 - 17.500	32	2,643,815.06	0.28	10.371	100.00	535	73.85	85.22	12.75
17.501 - 18.000	12	1,486,475.82	0.16	10.799	100.00	525	65.26	64.64	0.00
18.001 - 18.500	9	649,842.23	0.07	11.145	100.00	558	77.42	100.00	0.00
18.501 - 19.000	1	64,213.07	0.01	10.700	100.00	564	86.67	100.00	0.00
Total:	3,780	$951,840,432.78	100.00%	7.167%	100.00%	615	81.78%	64.81%	38.23%

Collateral Characteristics – Group 2 (continued)
Collateral characteristics are listed below as of the Statistical Cut-off Date.

Minimum Rate
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
<= 5.500	84	$25,147,123.90	2.64%	5.671%	100.00%	646	73.74%	61.04%	16.11%
5.501 - 6.000	305	106,886,764.92	11.23	5.875	100.00	648	78.93	71.80	28.16
6.001 - 6.500	468	162,485,428.94	17.07	6.286	100.00	636	80.45	64.35	34.71
6.501 - 7.000	641	212,204,195.22	22.29	6.802	100.00	623	81.62	59.08	41.12
7.001 - 7.500	486	140,131,811.51	14.72	7.310	100.00	615	83.74	57.42	44.32
7.501 - 8.000	486	116,135,036.24	12.20	7.790	100.00	600	83.65	57.20	45.16
8.001 - 8.500	440	80,779,313.61	8.49	8.328	100.00	587	84.27	70.70	43.98
8.501 - 9.000	431	64,635,483.51	6.79	8.765	100.00	573	84.35	82.32	42.64
9.001 - 9.500	219	24,622,375.87	2.59	9.277	100.00	556	81.06	83.31	25.89
9.501 - 10.000	138	11,936,505.80	1.25	9.760	100.00	548	80.07	93.85	14.71
10.001 - 10.500	43	3,535,314.49	0.37	10.277	100.00	529	74.02	88.70	9.53
10.501 - 11.000	28	2,668,181.36	0.28	10.803	100.00	534	71.25	80.30	0.00
11.001 - 11.500	8	433,910.63	0.05	11.217	100.00	558	70.95	100.00	0.00
11.501 - 12.000	1	49,984.37	0.01	11.600	100.00	568	67.57	100.00	0.00
12.001 - 12.500	2	189,002.41	0.02	12.351	100.00	531	59.08	100.00	0.00
Total:	3,780	$951,840,432.78	100.00%	7.167%	100.00%	615	81.78%	64.81%	38.23%

Months to Next Rate Adjustment
(months)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
1 - 12	46	$9,525,188.02	1.00%	7.459%	100.00%	627	82.10%	66.86%	18.14%
13 - 24	3,297	833,619,040.72	87.58	7.168	100.00	614	82.09	64.99	39.49
25 - 36	421	103,120,767.49	10.83	7.163	100.00	620	79.64	62.14	30.25
>= 37	16	5,575,436.55	0.59	6.505	100.00	629	75.05	84.31	32.12
Total:	3,780	$951,840,432.78	100.00%	7.167%	100.00%	615	81.78%	64.81%	38.23%

SAIL 2005-3 Collateral Summary – Group 3

Collateral information is as of the Statistical Cut-off Date.

Collateral Characteristics – Group 3
Collateral characteristics are listed below as of the Statistical Cut-off Date.

Amortization Type
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Non- IO Loans:
2/28 ARM (Libor)	2,216	$407,485,094.23	70.31%	7.190%	100.00%	609	81.57%	59.32%	40.66%
2/13 ARM (Libor)	2	508,000.00	0.09	7.696	100.00	605	80.00	0.00	0.00
3/27 ARM (Libor)	342	58,997,607.36	10.18	7.208	100.00	614	80.47	53.03	31.19
5/25 ARM (Libor)	30	6,445,469.91	1.11	6.982	100.00	632	82.18	55.02	40.07
6 Month Libor ARM	6	872,307.04	0.15	7.026	100.00	687	80.00	0.00	0.00
Balloon	350	17,282,627.84	2.98	10.244	0.00	652	98.45	62.70	2.55
Fixed Rate	815	87,991,587.79	15.18	7.923	0.00	620	81.74	69.36	32.52
Subtotal (Non-IOs):	3,761	$579,582,694.17	100.00%	7.392%	81.84%	613	81.99%	60.12%	37.22%

Interest-Only Loans:
2/28 ARM (Libor)	582	$134,554,852.90	81.87%	6.812%	100.00%	649	82.31%	44.96%	29.79%
3/27 ARM (Libor)	112	23,368,598.08	14.22	6.723	100.00	644	80.97	40.99	20.78
5/25 ARM (Libor)	4	585,500.00	0.36	6.702	100.00	670	80.00	100.00	0.00
1 Month Libor ARM	4	1,156,102.65	0.70	6.209	100.00	682	87.49	100.00	0.00
6 Month Libor ARM	9	1,338,387.95	0.81	6.348	100.00	685	80.26	70.68	0.00
Fixed Rate	15	3,357,256.53	2.04	6.752	0.00	666	84.52	81.34	54.13
Subtotal (IO Loans):	726	$164,360,698.11	100.00%	6.789%	97.96%	649	82.18%	45.93%	28.45%

Total:	4,487	$743,943,392.28	100.00%	7.259%	85.40%	621	82.03%	56.98%	35.28%

IO Term
(months)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Interest-Only Loans:
24	4	$770,404.52	0.47%	6.247%	100.00%	699	82.20%	0.00%	14.68%
36	4	452,126.87	0.28	6.423	100.00	693	89.40	62.22	49.69
60	710	161,564,819.65	98.30	6.797	98.00	648	82.12	45.71	28.66
120	8	1,573,347.07	0.96	6.343	92.51	684	86.25	86.31	7.49
Total:	726	$164,360,698.11	100.00%	6.789%	97.96%	649	82.18%	45.93%	28.45%

Collateral Characteristics – Group 3 (continued)
Collateral characteristics are listed below as of the Statistical Cut-off Date.

Scheduled Principal Balances
($)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
0.01 - 50,000.00	494	$17,629,029.95	2.37%	10.094%	13.01%	639	94.97%	57.19%	5.88%
50,000.01 - 100,000.00	878	65,775,059.78	8.84	8.295	57.83	625	84.50	63.22	24.15
100,000.01 - 150,000.00	867	108,501,337.93	14.58	7.298	83.19	608	80.18	67.30	30.44
150,000.01 - 200,000.00	772	135,070,360.06	18.16	7.128	88.19	612	80.56	61.20	33.29
200,000.01 - 250,000.00	556	123,768,828.85	16.64	7.088	93.04	622	81.20	56.02	34.83
250,000.01 - 300,000.00	410	112,090,274.39	15.07	6.966	93.89	619	80.90	54.10	34.41
300,000.01 - 350,000.00	339	111,500,297.55	14.99	6.956	92.63	626	82.04	45.40	42.14
350,000.01 - 400,000.00	94	34,851,071.87	4.68	7.044	92.39	630	83.55	46.85	42.60
400,000.01 - 450,000.00	52	22,095,198.65	2.97	6.982	90.40	648	87.73	61.63	65.66
450,000.01 - 500,000.00	16	7,622,206.41	1.02	6.758	75.03	660	86.56	55.87	74.80
500,000.01 - 550,000.00	5	2,599,399.10	0.35	7.274	61.04	667	88.40	20.38	79.62
550,000.01 - 600,000.00	2	1,144,327.74	0.15	7.123	100.00	596	87.46	49.16	100.00
600,000.01 - 650,000.00	1	621,000.00	0.08	7.115	100.00	656	90.00	0.00	100.00
>= 650,000.01	1	675,000.00	0.09	7.990	100.00	574	75.00	100.00	0.00
Total:	4,487	$743,943,392.28	100.00%	7.259%	85.40%	621	82.03%	56.98%	35.28%

Lien Position
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
1st Lien	3,838	$712,790,027.24	95.81%	7.119%	89.13%	619	81.25%	57.37%	36.82%
2nd Lien	649	31,153,365.04	4.19	10.450	0.00	656	99.80	48.10	0.00
Total:	4,487	$743,943,392.28	100.00%	7.259%	85.40%	621	82.03%	56.98%	35.28%

Collateral Characteristics – Group 3 (continued)
Collateral characteristics are listed below as of the Statistical Cut-off Date.

Loan Purpose
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Cash Out Refinance	2,087	$373,425,286.75	50.20%	7.191%	84.61%	604	79.35%	61.40%	36.29%
Purchase	1,914	291,111,450.86	39.13	7.413	86.71	649	85.54	47.35	32.97
Rate/Term Refinance	250	40,022,770.97	5.38	7.182	83.44	600	82.00	67.71	38.14
Debt Consolidation	234	39,197,047.58	5.27	6.831	85.57	587	81.43	75.77	39.86
Construction Permanent	1	95,793.26	0.01	10.205	0.00	606	87.27	0.00	100.00
Home Improvement	1	91,042.86	0.01	8.620	0.00	661	95.00	0.00	0.00
Total:	4,487	$743,943,392.28	100.00%	7.259%	85.40%	621	82.03%	56.98%	35.28%

Occupancy Status
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Primary Home	4,054	$674,215,827.90	90.63%	7.223%	84.74%	618	81.93%	57.65%	32.81%
Investment	386	61,988,608.95	8.33	7.648	90.92	646	83.00	51.77	61.27
Second Home	47	7,738,955.43	1.04	7.276	98.88	646	83.21	40.80	42.66
Total:	4,487	$743,943,392.28	100.00%	7.259%	85.40%	621	82.03%	56.98%	35.28%

Original Terms to Stated Maturity
(months)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
1 - 180	419	$24,100,382.39	3.24%	9.536%	2.11%	639	91.52%	64.06%	8.44%
181 - 240	268	14,111,071.95	1.90	10.022	0.00	653	95.47	44.67	4.40
241 - 360	3,800	705,731,937.94	94.86	7.126	89.95	619	81.44	56.99	36.81
Total:	4,487	$743,943,392.28	100.00%	7.259%	85.40%	621	82.03%	56.98%	35.28%

Collateral Characteristics – Group 3 (continued)
Collateral characteristics are listed below as of the Statistical Cut-off Date.

Remaining Terms to Stated Maturity
(months)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
1 - 180	419	$24,100,382.39	3.24%	9.536%	2.11%	639	91.52%	64.06%	8.44%
181 - 240	268	14,111,071.95	1.90	10.022	0.00	653	95.47	44.67	4.40
241 - 360	3,800	705,731,937.94	94.86	7.126	89.95	619	81.44	56.99	36.81
Total:	4,487	$743,943,392.28	100.00%	7.259%	85.40%	621	82.03%	56.98%	35.28%

State Distribution (Top 10)
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
CA	1,124	$237,023,371.67	31.86%	7.020%	87.62%	627	80.38%	47.78%	31.78%
FL	365	51,949,801.11	6.98	7.421	81.64	621	82.25	58.31	33.18
IL	311	47,778,269.34	6.42	7.711	91.38	614	85.99	64.76	55.46
NY	156	39,831,156.13	5.35	7.414	85.09	621	82.41	36.45	41.54
AZ	199	28,711,056.57	3.86	7.229	85.38	622	83.38	65.40	30.93
NJ	150	28,519,040.48	3.83	7.280	82.77	606	78.81	58.86	27.42
NV	139	26,116,186.85	3.51	7.070	92.82	620	81.98	62.14	35.22
MN	177	24,291,162.12	3.27	7.450	88.19	631	85.55	65.47	41.93
TX	224	21,619,840.20	2.91	7.687	72.97	610	81.76	66.72	16.76
VA	117	20,564,909.97	2.76	7.041	81.67	601	79.87	73.25	35.23
Other	1,525	217,538,597.84	29.24	7.333	83.35	619	82.91	63.31	36.74
Total:	4,487	$743,943,392.28	100.00%	7.259%	85.40%	621	82.03%	56.98%	35.28%

Collateral Characteristics – Group 3 (continued)
Collateral characteristics are listed below as of the Statistical Cut-off Date.

Original Combined Loan-to-Value Ratio*
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
First Lien Loans:
< = 60.00%	230	$34,330,838.32	4.82%	6.934%	75.22%	581	50.77%	61.76%	0.00%
60.01 - 70.00%	296	52,420,948.88	7.35	7.085	80.48	576	66.36	50.61	0.00
70.01 - 80.00%	1,743	326,463,962.07	45.80	6.950	92.11	617	78.80	53.50	0.00
80.01 - 85.00%
With MI:	358	66,778,407.05	9.37	7.237	88.69	612	84.54	59.34	100.00
Without MI:	64	11,106,549.32	1.56	7.558	94.42	573	84.47	70.09	0.00
85.01 - 90.00%
With MI:	636	127,876,207.81	17.94	7.232	87.95	638	89.69	62.51	100.00
Without MI:	105	16,446,031.70	2.31	7.479	96.24	601	89.55	77.80	0.00
90.01 - 95.00%
With MI:	238	48,718,228.41	6.83	7.270	87.30	653	94.75	60.91	100.00
Without MI:	47	6,563,882.16	0.92	7.674	89.70	615	94.71	77.42	0.00
95.01 - 100.00%
With MI:	97	19,091,819.17	2.68	7.968	91.00	689	99.80	50.03	100.00
Without MI:	24	2,993,152.35	0.42	8.184	93.08	652	99.64	70.31	0.00
Subtotal (First Lien):	3,838	$712,790,027.24	100.00%	7.119%	89.13%	619	81.25%	57.37%	36.82%

Second Lien Loans:
80.01 - 85.00%	1	$50,000.00	0.16%	12.375%	0.00%	647	82.03%	0.00%	0.00%
85.01 - 90.00%	1	32,963.55	0.11	9.000	0.00	659	87.73	0.00	0.00
90.01 - 95.00%	22	893,122.18	2.87	10.559	0.00	644	94.87	32.89	0.00
95.01 - 100.00%	625	30,177,279.31	96.87	10.445	0.00	657	99.99	48.68	0.00
Subtotal (Second Lien):	649	$31,153,365.04	100.00%	10.450%	0.00%	656	99.80%	48.10%	0.00%

Total:	4,487	$743,943,392.28	100.00%	7.259%	85.40%	621	82.03%	56.98%	35.28%

*Includes the loan in the securitization and any senior liens.

Collateral Characteristics – Group 3 (continued)
Collateral characteristics are listed below as of the Statistical Cut-off Date.

Original Effective Combined Loan-to-Value Ratio*
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
First Lien Loans:
< = 60.00%	1,550	$295,175,237.52	41.41%	7.253%	86.95%	631	85.47%	60.82%	88.37%
60.01 - 70.00%	305	54,041,212.12	7.58	7.086	79.50	578	67.18	49.93	3.00
70.01 - 80.00%	1,743	326,463,962.07	45.80	6.950	92.11	617	78.80	53.50	0.00
80.01 - 85.00%	64	11,106,549.32	1.56	7.558	94.42	573	84.47	70.09	0.00
85.01 - 90.00%	105	16,446,031.70	2.31	7.479	96.24	601	89.55	77.80	0.00
90.01 - 95.00%	47	6,563,882.16	0.92	7.674	89.70	615	94.71	77.42	0.00
95.01 - 100.00%	24	2,993,152.35	0.42	8.184	93.08	652	99.64	70.31	0.00
Subtotal (First Lien):	3,838	$712,790,027.24	100.00%	7.119%	89.13%	619	81.25%	57.37%	36.82%

Second Lien Loans:
80.01 - 85.00%	1	$50,000.00	0.16%	12.375%	0.00%	647	82.03%	0.00%	0.00%
85.01 - 90.00%	1	32,963.55	0.11	9.000	0.00	659	87.73	0.00	0.00
90.01 - 95.00%	22	893,122.18	2.87	10.559	0.00	644	94.87	32.89	0.00
95.01 - 100.00%	625	30,177,279.31	96.87	10.445	0.00	657	99.99	48.68	0.00
Subtotal (Second Lien):	649	$31,153,365.04	100.00%	10.450%	0.00%	656	99.80%	48.10%	0.00%

Total:	4,487	$743,943,392.28	100.00%	7.259%	85.40%	621	82.03%	56.98%	35.28%

* Combined LTV after taking mortgage insurance into account.

Collateral Characteristics – Group 3 (continued)
Collateral characteristics are listed below as of the Statistical Cut-off Date.

Original Full Combined Loan-to-Value Ratio*
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
First Lien Loans:
< = 60.00%	223	$33,617,088.52	4.72%	6.939%	76.54%	580	50.80%	61.39%	0.00%
60.01 - 70.00%	285	51,053,479.36	7.16	7.083	79.85	576	66.24	50.61	0.00
70.01 - 80.00%	872	158,649,520.45	22.26	7.199	86.77	585	77.59	56.40	0.00
80.01 - 85.00%
With MI:	340	63,134,265.36	8.86	7.233	88.43	611	84.52	59.01	100.00
Without MI:	57	9,773,562.68	1.37	7.555	90.88	574	83.34	66.46	0.00
85.01 - 90.00%
With MI:	612	123,397,926.65	17.31	7.210	87.74	637	89.67	62.70	100.00
Without MI:	123	19,878,476.26	2.79	7.325	93.73	608	87.11	68.90	0.00
90.01 - 95.00%
With MI:	256	51,330,124.36	7.20	7.325	87.51	652	94.44	58.99	100.00
Without MI:	119	21,190,738.36	2.97	7.148	89.99	630	84.72	58.96	0.00
95.01 - 100.00%
With MI:	121	24,602,346.07	3.45	7.808	91.75	680	97.06	56.42	100.00
Without MI:	830	156,162,499.17	21.91	6.738	97.96	648	80.29	52.20	0.00
Subtotal (First Lien):	3,838	$712,790,027.24	100.00%	7.119%	89.13%	619	81.25%	57.37%	36.82%

Second Lien Loans:
80.01 - 85.00%	1	$50,000.00	0.16%	12.375%	0.00%	647	82.03%	0.00%	0.00%
85.01 - 90.00%	1	32,963.55	0.11	9.000	0.00	659	87.73	0.00	0.00
90.01 - 95.00%	22	893,122.18	2.87	10.559	0.00	644	94.87	32.89	0.00
95.01 - 100.00%	625	30,177,279.31	96.87	10.445	0.00	657	99.99	48.68	0.00
Subtotal (Second Lien):	649	$31,153,365.04	100.00%	10.450%	0.00%	656	99.80%	48.10%	0.00%

Total:	4,487	$743,943,392.28	100.00%	7.259%	85.40%	621	82.03%	56.98%	35.28%

*Includes all liens on the mortgaged property.

Collateral Characteristics – Group 3 (continued)
Collateral characteristics are listed below as of the Statistical Cut-off Date.

FICO Score
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
0 - 0	2	$344,057.64	0.05%	5.640%	90.68%	0	58.00%	90.68%	0.00%
500 - 520	157	25,627,574.63	3.44	7.765	84.96	512	71.71	69.32	2.57
521 - 540	259	43,322,027.66	5.82	7.558	93.76	531	74.89	67.73	15.10
541 - 560	295	51,673,042.60	6.95	7.415	87.75	551	76.39	70.62	22.70
561 - 580	331	62,246,131.83	8.37	7.304	88.00	571	78.14	70.17	28.44
581 - 600	483	74,832,177.30	10.06	7.351	79.98	591	80.05	71.47	27.72
601 - 620	634	100,814,909.42	13.55	7.180	83.49	611	82.44	65.87	37.83
621 - 640	724	122,295,584.16	16.44	7.040	87.94	630	82.63	55.37	35.79
641 - 660	623	102,145,954.55	13.73	7.224	86.42	650	85.61	44.45	44.37
661 - 680	383	59,730,064.42	8.03	7.253	81.55	670	85.88	41.71	48.54
681 - 700	236	39,198,207.23	5.27	7.268	84.47	690	87.34	40.53	48.75
701 - 720	148	25,875,411.13	3.48	7.216	82.49	710	87.38	30.38	47.43
721 - 740	96	14,920,820.04	2.01	7.336	81.64	729	88.56	43.35	52.46
741 - 760	70	11,883,488.87	1.60	7.131	80.08	749	86.15	34.74	38.62
761 - 780	33	6,303,638.78	0.85	6.995	88.38	769	90.27	46.80	61.65
>= 781	13	2,730,302.02	0.37	6.588	81.19	794	84.31	40.87	43.24
Total:	4,487	$743,943,392.28	100.00%	7.259%	85.40%	621	82.03%	56.98%	35.28%

Property Type
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Single Family	3,232	$508,859,471.87	68.40%	7.261%	84.94%	617	81.58%	58.54%	33.84%
2-4 Family	408	102,941,192.70	13.84	7.271	87.70	635	83.21	45.08	49.24
PUD	477	79,159,367.66	10.64	7.174	86.76	617	82.56	62.44	26.86
Condo	370	52,983,360.05	7.12	7.339	83.30	632	83.23	56.96	34.54
Total:	4,487	$743,943,392.28	100.00%	7.259%	85.40%	621	82.03%	56.98%	35.28%

Collateral Characteristics – Group 3 (continued)
Collateral characteristics are listed below as of the Statistical Cut-off Date.

Prepayment Penalty Term by Product Type ($)
Amortization Type	No Penalty	1 – 12 Months	13 – 24 Months	25 – 36 Months	37 – 48 Months	49 – 60 Months	Total
2/28 ARM (Libor)	$146,798,933.21	$15,411,194.96	$374,453,947.64	$5,375,871.32	$0.00	$0.00	$542,039,947.13
Fixed Rate	23,304,813.15	3,515,819.59	3,767,815.60	60,760,395.98	0.00	0.00	91,348,844.32
3/27 ARM (Libor)	23,408,490.78	2,683,443.62	2,788,484.74	53,485,786.30	0.00	0.00	82,366,205.44
Balloon	6,128,049.69	394,356.99	925,722.35	9,834,498.81	0.00	0.00	17,282,627.84
5/25 ARM (Libor)	1,055,188.24	951,187.00	980,091.56	4,044,503.11	0.00	0.00	7,030,969.91
6 Month Libor ARM	547,876.72	0.00	1,140,276.95	522,541.32	0.00	0.00	2,210,694.99
1 Month Libor ARM	1,156,102.65	0.00	0.00	0.00	0.00	0.00	1,156,102.65
2/13 ARM (Libor)	344,800.00	0.00	163,200.00	0.00	0.00	0.00	508,000.00
Total:	$202,744,254.44	$22,956,002.16	$384,219,538.84	$134,023,596.84	$0.00	$0.00	$743,943,392.28

Prepayment Penalty Term by Product Type (%)
Amortization Type	No Penalty	1 – 12 Months	13 – 24 Months	25 – 36 Months	37 – 48 Months	49 – 60 Months	Total
2/28 ARM (Libor)	27.08%	2.84%	69.08%	0.99%	0.00%	0.00%	72.86%
Fixed Rate	25.51	3.85	4.12	66.51	0.00	0.00	12.28
3/27 ARM (Libor)	28.42	3.26	3.39	64.94	0.00	0.00	11.07
Balloon	35.46	2.28	5.36	56.90	0.00	0.00	2.32
5/25 ARM (Libor)	15.01	13.53	13.94	57.52	0.00	0.00	0.95
6 Month Libor ARM	24.78	0.00	51.58	23.64	0.00	0.00	0.30
1 Month Libor ARM	100.00	0.00	0.00	0.00	0.00	0.00	0.16
2/13 ARM (Libor)	67.87	0.00	32.13	0.00	0.00	0.00	0.07
Total:	27.25%	3.09%	51.65%	18.02%	0.00%	0.00%	100.00%

Collateral Characteristics – Group 3 (continued)
Collateral characteristics are listed below as of the Statistical Cut-off Date.

Prepayment Penalty Description – Top 5
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
6 Mo. Int. on Amount Prepaid > 20% Orig. Bal.	2,449	$426,187,365.78	57.29%	7.050%	85.48%	617	81.33%	61.48%	35.97%
None	1,251	202,744,254.44	27.25	7.590	85.48	622	83.13	51.89	37.52
6 Mo. Int. on UPB	195	33,572,091.07	4.51	7.295	91.88	634	80.98	31.45	17.81
2% of UPB	204	26,587,370.45	3.57	7.589	90.46	631	85.23	58.36	38.80
5% of UPB	142	20,502,675.33	2.76	7.572	74.32	624	82.36	60.00	33.21
Other	246	34,349,635.21	4.62	7.418	80.22	637	82.58	53.29	29.09
Total:	4,487	$743,943,392.28	100.00%	7.259%	85.40%	621	82.03%	56.98%	35.28%

Documentation Type
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Full	2,666	$423,922,070.83	56.98%	7.051%	82.40%	609	82.17%	100.00%	37.46%
Stated	1,604	280,173,075.89	37.66	7.583	89.58	636	82.01	0.00	33.02
Limited	180	32,560,353.42	4.38	7.240	88.38	631	81.90	0.00	30.96
No Documentation	37	7,287,892.14	0.98	7.002	85.73	661	75.05	0.00	14.97
Total:	4,487	$743,943,392.28	100.00%	7.259%	85.40%	621	82.03%	56.98%	35.28%

Collateral Characteristics – Group 3 (continued)
Collateral characteristics are listed below as of the Statistical Cut-off Date.

Debt to Income Ratio
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI

Full Doc Loans:
<= 0.00	5	$950,000.00	0.22%	6.041%	100.00%	650	76.65%	100.00%	32.21%
0.01 - 5.00	2	322,813.44	0.08	7.634	0.00	585	69.76	100.00	0.00
5.01 - 10.00	9	1,848,705.77	0.44	6.829	78.31	636	81.84	100.00	61.33
10.01 - 15.00	25	3,969,806.06	0.94	6.853	85.73	615	83.55	100.00	63.20
15.01 - 20.00	57	7,579,337.94	1.79	7.093	71.89	604	81.58	100.00	43.00
20.01 - 25.00	124	16,407,754.91	3.87	6.973	74.59	607	77.80	100.00	32.66
25.01 - 30.00	227	34,006,444.07	8.02	6.965	77.73	604	80.63	100.00	37.44
30.01 - 35.00	292	44,501,515.94	10.50	6.985	80.62	613	81.65	100.00	43.39
35.01 - 40.00	450	74,678,668.05	17.62	7.000	81.66	607	81.64	100.00	37.36
40.01 - 45.00	576	92,931,248.30	21.92	7.068	85.03	611	82.92	100.00	38.67
45.01 - 50.00	695	111,396,766.37	26.28	7.111	83.67	617	83.98	100.00	34.46
50.01 - 55.00	203	35,064,009.98	8.27	7.163	85.69	587	80.32	100.00	34.08
55.01 - 60.00	1	265,000.00	0.06	7.700	100.00	528	38.97	100.00	0.00
Subtotal (Full Doc):	2,666	$423,922,070.83	100.00%	7.051%	82.40%	609	82.17%	100.00%	37.46%

Non-Full Doc Loans:
<= 0.00	51	$10,950,089.62	3.42%	6.965%	82.80%	653	76.31%	0.00%	17.07%
5.01 - 10.00	3	629,779.91	0.20	6.340	64.66	655	84.19	0.00	56.53
10.01 - 15.00	13	1,144,454.24	0.36	8.644	97.80	605	82.60	0.00	35.74
15.01 - 20.00	42	4,684,693.85	1.46	8.042	96.23	632	81.06	0.00	47.36
20.01 - 25.00	79	12,176,786.87	3.80	7.580	94.55	637	80.95	0.00	41.36
25.01 - 30.00	126	21,456,778.97	6.70	7.481	91.14	632	81.08	0.00	42.96
30.01 - 35.00	201	35,752,813.81	11.17	7.316	88.30	629	80.15	0.00	35.84
35.01 - 40.00	317	54,589,983.79	17.06	7.560	89.39	628	82.16	0.00	33.95
40.01 - 45.00	451	79,344,597.08	24.79	7.500	90.30	638	82.76	0.00	33.10
45.01 - 50.00	476	87,426,804.82	27.32	7.667	88.93	643	82.98	0.00	29.01
50.01 - 55.00	62	11,864,538.49	3.71	7.666	84.72	615	78.46	0.00	13.42
Subtotal (Non-Full Doc):	1,821	$320,021,321.45	100.00%	7.535%	89.37%	636	81.84%	0.00%	32.40%

Total:	4,487	$743,943,392.28	100.00%	7.259%	85.40%	621	82.03%	56.98%	35.28%

Collateral Characteristics – Group 3 (continued)
Collateral characteristics are listed below as of the Statistical Cut-off Date.

Mortgage Rates
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Adjustable Rate Loans:
<= 5.500	61	$13,426,003.58	2.11%	5.369%	100.00%	640	75.13%	80.60%	10.15%
5.501 - 6.000	291	62,457,096.60	9.83	5.837	100.00	636	77.58	76.20	20.90
6.001 - 6.500	493	101,283,122.52	15.94	6.319	100.00	634	80.04	64.30	26.88
6.501 - 7.000	730	150,281,095.68	23.65	6.808	100.00	622	81.49	58.38	36.25
7.001 - 7.500	617	115,576,555.49	18.19	7.294	100.00	616	82.42	51.71	41.31
7.501 - 8.000	643	113,563,913.02	17.88	7.805	100.00	603	83.58	55.78	43.49
8.001 - 8.500	266	48,456,226.23	7.63	8.225	100.00	614	84.80	30.84	53.12
8.501 - 9.000	113	18,400,157.54	2.90	8.786	100.00	617	84.17	0.00	48.95
9.001 - 9.500	49	7,304,693.17	1.15	9.323	100.00	609	83.34	0.00	32.67
9.501 - 10.000	26	2,872,597.57	0.45	9.791	100.00	558	77.95	0.00	33.96
10.001 - 10.500	13	1,325,840.00	0.21	10.231	100.00	590	79.52	0.00	18.75
10.501 - 11.000	3	251,818.72	0.04	10.681	100.00	546	73.23	0.00	0.00
>= 11.001	2	112,800.00	0.02	11.600	100.00	546	70.32	0.00	0.00
Subtotal (ARM Loans):	3,307	$635,311,920.12	100.00%	7.088%	100.00%	620	81.61%	54.98%	36.45%

Fixed Rate Loans:
<= 5.500	1	$335,626.59	0.31%	5.250%	0.00%	675	90.92%	100.00%	100.00%
5.501 - 6.000	19	3,968,344.35	3.65	5.990	0.00	651	74.67	73.94	32.15
6.001 - 6.500	51	10,267,675.47	9.45	6.378	0.00	649	77.49	71.49	42.96
6.501 - 7.000	100	18,594,949.67	17.12	6.814	0.00	622	77.77	78.17	36.08
7.001 - 7.500	96	15,888,288.46	14.63	7.282	0.00	616	78.81	78.99	39.70
7.501 - 8.000	101	13,500,393.40	12.43	7.812	0.00	602	78.41	76.00	40.45
8.001 - 8.500	45	5,424,439.53	4.99	8.251	0.00	595	80.16	67.24	46.93
8.501 - 9.000	67	5,823,510.19	5.36	8.735	0.00	588	79.14	80.29	24.16
9.001 - 9.500	79	4,345,839.71	4.00	9.321	0.00	662	94.73	80.49	27.43
9.501 - 10.000	170	8,590,765.97	7.91	9.825	0.00	645	96.04	56.04	10.65
10.001 - 10.500	131	6,689,173.87	6.16	10.333	0.00	662	98.50	47.07	4.20
10.501 - 11.000	176	8,442,310.52	7.77	10.777	0.00	640	99.46	44.87	0.34
>= 11.001	144	6,760,154.43	6.22	11.443	0.00	623	98.68	45.45	0.00
Subtotal (Fixed Rate):	1,180	$108,631,472.16	100.00%	8.256%	0.00%	626	84.48%	68.67%	28.42%

Total:	4,487	$743,943,392.28	100.00%	7.259%	85.40%	621	82.03%	56.98%	35.28%

Collateral Characteristics – Group 3 (continued)
Collateral characteristics are listed below as of the Statistical Cut-off Date.

Gross Margin
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
<= 3.000	12	$2,403,531.66	0.38%	6.084%	100.00%	662	78.60%	45.67%	5.98%
3.001 - 3.500	15	2,495,731.36	0.39	6.634	100.00	689	79.95	29.88	17.77
3.501 - 4.000	8	2,179,572.21	0.34	6.195	100.00	634	77.94	82.36	0.00
4.001 - 4.500	24	4,709,912.78	0.74	6.562	100.00	594	71.35	66.53	2.33
4.501 - 5.000	310	58,424,448.28	9.20	7.211	100.00	619	81.56	52.12	40.19
5.001 - 5.500	339	67,613,595.39	10.64	6.970	100.00	618	80.73	61.93	39.53
5.501 - 6.000	1,177	228,488,954.61	35.96	6.902	100.00	627	81.90	59.85	37.52
6.001 - 6.500	928	179,414,211.81	28.24	7.118	100.00	612	82.34	54.29	38.38
6.501 - 7.000	318	59,685,966.39	9.39	7.425	100.00	619	80.16	46.41	26.95
7.001 - 7.500	79	13,463,403.53	2.12	7.560	100.00	623	82.42	37.04	29.21
7.501 - 8.000	61	10,743,811.85	1.69	7.994	100.00	605	82.21	31.50	36.15
8.001 - 8.500	21	3,247,896.31	0.51	8.542	100.00	616	82.60	0.00	47.16
8.501 - 9.000	9	1,644,585.43	0.26	9.015	100.00	592	82.69	0.00	33.58
9.001 - 9.500	6	796,298.51	0.13	9.371	100.00	572	77.76	0.00	13.56
Total:	3,307	$635,311,920.12	100.00%	7.088%	100.00%	620	81.61%	54.98%	36.45%

Initial Periodic Cap
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
1.000	4	$504,430.32	0.08%	6.225%	100.00%	685	80.00%	0.00%	0.00%
1.500	9	1,919,454.46	0.30	6.807	100.00	575	73.87	22.99	8.42
2.000	1,651	334,534,827.76	52.66	7.116	100.00	623	82.17	54.01	39.17
3.000	1,634	296,316,965.88	46.64	7.061	100.00	616	81.06	56.49	33.72
5.000	2	622,840.74	0.10	6.712	100.00	645	76.86	0.00	0.00
6.000	7	1,413,400.96	0.22	7.174	100.00	632	76.89	57.92	33.88
Total:	3,307	$635,311,920.12	100.00%	7.088%	100.00%	620	81.61%	54.98%	36.45%

Collateral Characteristics – Group 3 (continued)
Collateral characteristics are listed below as of the Statistical Cut-off Date.

Subsequent Periodic Cap
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
1.000	3,198	$612,562,917.69	96.42%	7.111%	100.00%	619	81.74%	55.60%	37.30%
1.500	9	1,919,454.46	0.30	6.807	100.00	575	73.87	22.99	8.42
2.000	94	19,418,321.19	3.06	6.438	100.00	634	77.92	35.58	14.11
3.000	4	1,156,102.65	0.18	6.209	100.00	682	87.49	100.00	0.00
6.000	2	255,124.13	0.04	7.874	100.00	620	86.65	100.00	76.26
Total:	3,307	$635,311,920.12	100.00%	7.088%	100.00%	620	81.61%	54.98%	36.45%

Maximum Rate
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
9.501 - 10.000	1	$143,675.55	0.02%	5.000%	100.00%	729	100.00%	100.00%	100.00%
10.501 - 11.000	3	709,787.29	0.11	5.461	100.00	659	77.67	18.77	0.00
11.001 - 11.500	39	8,152,398.50	1.28	5.425	100.00	630	74.26	69.69	11.76
11.501 - 12.000	172	36,730,100.99	5.78	5.848	100.00	628	77.09	70.86	18.58
12.001 - 12.500	225	42,594,795.37	6.70	6.203	100.00	626	78.45	66.03	23.60
12.501 - 13.000	431	84,789,182.74	13.35	6.491	100.00	623	80.62	70.92	32.57
13.001 - 13.500	500	99,011,364.30	15.58	6.689	100.00	625	80.99	64.60	31.75
13.501 - 14.000	628	126,880,218.12	19.97	7.089	100.00	621	82.23	58.69	38.58
14.001 - 14.500	475	91,737,097.77	14.44	7.425	100.00	622	83.10	44.49	45.19
14.501 - 15.000	455	80,838,259.63	12.72	7.831	100.00	606	83.38	48.40	43.23
15.001 - 15.500	201	37,161,389.81	5.85	8.266	100.00	616	85.00	28.83	50.39
15.501 - 16.000	97	16,631,439.47	2.62	8.828	100.00	616	83.79	0.00	48.81
16.001 - 16.500	44	6,180,073.42	0.97	9.373	100.00	601	81.66	0.00	29.85
16.501 - 17.000	22	2,459,058.44	0.39	9.632	100.00	558	78.19	0.00	17.62
17.001 - 17.500	9	928,460.00	0.15	10.210	100.00	583	77.59	0.00	9.26
17.501 - 18.000	3	251,818.72	0.04	10.681	100.00	546	73.23	0.00	0.00
18.501 - 19.000	2	112,800.00	0.02	11.600	100.00	546	70.32	0.00	0.00
Total:	3,307	$635,311,920.12	100.00%	7.088%	100.00%	620	81.61%	54.98%	36.45%

Collateral Characteristics – Group 3 (continued)
Collateral characteristics are listed below as of the Statistical Cut-off Date.

Minimum Rate
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
<= 5.500	57	$11,910,559.24	1.87%	5.766%	100.00%	651	75.79%	71.91%	9.96%
5.501 - 6.000	291	62,548,327.70	9.85	5.840	100.00	638	76.95	76.15	17.05
6.001 - 6.500	509	103,784,296.03	16.34	6.304	100.00	630	80.00	66.08	29.45
6.501 - 7.000	737	152,628,995.82	24.02	6.798	100.00	623	81.67	58.24	36.03
7.001 - 7.500	613	114,728,412.47	18.06	7.299	100.00	616	82.46	51.79	41.39
7.501 - 8.000	633	112,123,843.41	17.65	7.807	100.00	603	83.53	55.63	43.62
8.001 - 8.500	262	47,424,254.01	7.46	8.227	100.00	615	85.06	29.25	53.33
8.501 - 9.000	113	18,400,157.54	2.90	8.786	100.00	617	84.17	0.00	48.95
9.001 - 9.500	48	7,200,017.61	1.13	9.322	100.00	608	83.09	0.00	31.69
9.501 - 10.000	26	2,872,597.57	0.45	9.791	100.00	558	77.95	0.00	33.96
10.001 - 10.500	13	1,325,840.00	0.21	10.231	100.00	590	79.52	0.00	18.75
10.501 - 11.000	3	251,818.72	0.04	10.681	100.00	546	73.23	0.00	0.00
11.501 - 12.000	2	112,800.00	0.02	11.600	100.00	546	70.32	0.00	0.00
Total:	3,307	$635,311,920.12	100.00%	7.088%	100.00%	620	81.61%	54.98%	36.45%

Months to Next Rate Adjustment
(months)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
1 - 12	24	$3,957,198.98	0.62%	6.667%	100.00%	664	81.72%	66.51%	0.00%
13 - 24	2,789	540,302,535.79	85.05	7.095	100.00	619	81.73	55.68	37.82
25 - 36	459	83,971,115.44	13.22	7.073	100.00	624	80.81	49.67	29.36
>= 37	35	7,081,069.91	1.11	6.961	100.00	636	81.61	58.35	36.47
Total:	3,307	$635,311,920.12	100.00%	7.088%	100.00%	620	81.61%	54.98%	36.45%

SAIL 2005-3 Collateral Summary – Group 4

Collateral information is as of the Statistical Cut-off Date.

Collateral Characteristics – Group 4
Collateral characteristics are listed below as of the Statistical Cut-off Date.

Amortization Type
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Non- IO Loans:
2/28 ARM (Libor)	2,324	$385,030,046.35	73.07%	7.484%	100.00%	603	78.50%	44.71%	26.79%
2/13 ARM (Libor)	8	615,531.91	0.12	9.071	100.00	595	81.02	19.81	9.07
3/27 ARM (Libor)	202	36,532,959.15	6.93	7.329	100.00	615	77.35	44.11	27.69
6 Month Libor ARM	7	1,090,603.59	0.21	8.766	100.00	599	82.27	17.89	0.00
Balloon	1	81,035.27	0.02	10.500	0.00	723	90.00	0.00	0.00
Fixed Rate	747	103,575,328.24	19.66	7.854	0.00	616	74.71	44.65	24.64
Subtotal (Non-IOs):	3,289	$526,925,504.51	100.00%	7.551%	80.33%	607	77.68%	44.56%	26.35%

Interest-Only Loans:
2/28 ARM (Libor)	449	$98,341,942.72	86.08%	6.535%	100.00%	646	81.34%	54.60%	33.12%
3/27 ARM (Libor)	51	11,893,262.45	10.41	6.220	100.00	653	78.35	51.48	30.22
Fixed Rate	18	4,012,708.02	3.51	6.783	0.00	639	82.03	71.97	34.66
Subtotal (IO Loans):	518	$114,247,913.19	100.00%	6.511%	96.49%	646	81.06%	54.89%	32.87%

Total:	3,807	$641,173,417.70	100.00%	7.366%	83.21%	614	78.29%	46.40%	27.51%

IO Term
(months)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Interest-Only Loans:
60	518	$114,247,913.19	100.00%	6.511%	96.49%	646	81.06%	54.89%	32.87%
Total:	518	$114,247,913.19	100.00%	6.511%	96.49%	646	81.06%	54.89%	32.87%

Collateral Characteristics – Group 4 (continued)
Collateral characteristics are listed below as of the Statistical Cut-off Date.

Scheduled Principal Balances
($)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
0.01 - 50,000.00	72	$3,594,513.12	0.56%	8.934%	43.04%	600	63.19%	61.14%	11.13%
50,000.01 - 100,000.00	917	69,323,238.82	10.81	8.584	70.42	598	77.83	64.09	18.60
100,000.01 - 150,000.00	923	116,450,818.36	18.16	7.673	81.46	603	77.76	58.23	25.62
150,000.01 - 200,000.00	694	121,354,574.55	18.93	7.202	85.54	613	77.37	51.71	25.62
200,000.01 - 250,000.00	483	108,951,992.19	16.99	7.220	86.21	606	77.83	44.17	26.26
250,000.01 - 300,000.00	377	103,325,529.31	16.12	6.970	86.09	626	78.50	34.95	28.02
300,000.01 - 350,000.00	254	82,781,369.19	12.91	6.985	86.01	621	80.10	34.37	35.22
350,000.01 - 400,000.00	53	19,588,089.93	3.06	6.776	88.44	644	83.09	28.25	45.51
400,000.01 - 450,000.00	22	9,467,268.14	1.48	6.879	76.60	658	82.03	22.48	41.23
450,000.01 - 500,000.00	6	2,843,148.63	0.44	7.258	100.00	638	76.00	0.00	32.64
500,000.01 - 550,000.00	2	1,068,899.51	0.17	6.327	51.41	649	78.92	0.00	51.41
550,000.01 - 600,000.00	2	1,147,975.95	0.18	6.743	100.00	698	87.45	0.00	100.00
600,000.01 - 650,000.00	2	1,276,000.00	0.20	7.847	100.00	684	80.00	0.00	0.00
Total:	3,807	$641,173,417.70	100.00%	7.366%	83.21%	614	78.29%	46.40%	27.51%

Lien Position
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
1st Lien	3,724	$635,260,725.75	99.08%	7.338%	83.98%	614	78.29%	46.48%	27.77%
2nd Lien	83	5,912,691.95	0.92	10.393	0.00	611	77.88	38.63	0.00
Total:	3,807	$641,173,417.70	100.00%	7.366%	83.21%	614	78.29%	46.40%	27.51%

Collateral Characteristics – Group 4 (continued)
Collateral characteristics are listed below as of the Statistical Cut-off Date.

Loan Purpose
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Cash Out Refinance	2,391	$416,074,251.27	64.89%	7.394%	80.71%	601	76.07%	43.99%	26.76%
Purchase	1,071	169,823,626.94	26.49	7.231	90.13	649	83.32	46.40	27.94
Rate/Term Refinance	345	55,275,539.49	8.62	7.567	80.72	598	79.53	64.60	31.82
Total:	3,807	$641,173,417.70	100.00%	7.366%	83.21%	614	78.29%	46.40%	27.51%

Occupancy Status
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Primary Home	3,476	$589,731,997.94	91.98%	7.325%	82.94%	610	78.11%	47.84%	26.27%
Investment	276	41,577,993.64	6.48	7.968	85.62	652	79.72	28.13	39.08
Second Home	55	9,863,426.12	1.54	7.284	88.95	648	82.72	37.35	52.87
Total:	3,807	$641,173,417.70	100.00%	7.366%	83.21%	614	78.29%	46.40%	27.51%

Original Terms to Stated Maturity
(months)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
1 - 180	69	$6,447,589.81	1.01%	8.217%	9.55%	610	73.07%	39.43%	19.34%
181 - 240	33	4,385,799.29	0.68	7.795	0.00	608	70.88	44.84	10.50
241 - 360	3,705	630,340,028.60	98.31	7.354	84.54	614	78.39	46.49	27.71
Total:	3,807	$641,173,417.70	100.00%	7.366%	83.21%	614	78.29%	46.40%	27.51%

Collateral Characteristics – Group 4 (continued)
Collateral characteristics are listed below as of the Statistical Cut-off Date.

Remaining Terms to Stated Maturity
(months)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
1 - 180	69	$6,447,589.81	1.01%	8.217%	9.55%	610	73.07%	39.43%	19.34%
181 - 240	33	4,385,799.29	0.68	7.795	0.00	608	70.88	44.84	10.50
241 - 360	3,705	630,340,028.60	98.31	7.354	84.54	614	78.39	46.49	27.71
Total:	3,807	$641,173,417.70	100.00%	7.366%	83.21%	614	78.29%	46.40%	27.51%

State Distribution (Top 10)
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
CA	633	$138,118,279.97	21.54%	6.883%	87.82%	610	73.93%	40.27%	23.16%
NY	326	73,481,207.03	11.46	7.195	68.65	621	75.89	31.15	25.69
MA	223	50,557,046.00	7.89	6.896	81.70	636	76.80	31.08	31.96
FL	309	45,786,308.82	7.14	7.675	85.04	619	79.55	43.49	33.60
NJ	206	40,198,530.74	6.27	7.732	83.61	600	77.04	38.79	27.07
TX	255	28,760,792.25	4.49	8.146	67.02	602	80.78	54.44	12.96
MI	211	25,395,424.35	3.96	7.822	91.64	604	82.32	58.05	30.03
CT	96	16,329,293.80	2.55	7.423	79.92	619	80.82	36.44	35.44
CO	96	16,024,535.99	2.50	6.659	90.52	628	82.82	70.72	28.84
PA	118	15,602,352.36	2.43	7.593	74.17	605	80.38	57.37	28.54
Other	1,334	190,919,646.39	29.78	7.612	87.08	611	81.03	58.23	29.79
Total:	3,807	$641,173,417.70	100.00%	7.366%	83.21%	614	78.29%	46.40%	27.51%

Collateral Characteristics – Group 4 (continued)
Collateral characteristics are listed below as of the Statistical Cut-off Date.

Original Combined Loan-to-Value Ratio*
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
First Lien Loans:
< = 60.00%	361	$52,200,987.34	8.22%	7.219%	70.40%	590	49.35%	37.37%	0.00%
60.01 - 70.00%	472	84,407,107.57	13.29	7.329	80.17	584	66.18	41.59	0.25
70.01 - 80.00%	1,642	282,633,254.08	44.49	7.237	85.74	615	78.62	44.05	0.20
80.01 - 85.00%
With MI:	299	57,104,201.87	8.99	7.167	83.57	621	84.44	39.04	100.00
Without MI:	54	8,321,813.04	1.31	7.942	93.94	580	84.42	50.20	0.00
85.01 - 90.00%
With MI:	411	76,577,017.37	12.05	7.414	87.96	641	89.63	43.85	100.00
Without MI:	115	14,664,385.96	2.31	8.353	90.92	580	89.66	81.13	0.00
90.01 - 95.00%
With MI:	220	36,785,780.25	5.79	7.551	80.18	656	94.76	67.68	100.00
Without MI:	119	16,769,193.55	2.64	8.119	96.20	588	94.71	87.00	0.00
95.01 - 100.00%
With MI:	28	5,140,201.86	0.81	7.042	84.04	706	99.28	78.71	100.00
Without MI:	3	656,782.86	0.10	7.299	88.72	604	98.12	100.00	0.00
Subtotal (First Lien):	3,724	$635,260,725.75	100.00%	7.338%	83.98%	614	78.29%	46.48%	27.77%

Second Lien Loans:
< = 60.00%	12	$827,714.21	14.00%	10.029%	0.00%	590	47.35%	47.19%	0.00%
60.01 - 70.00%	9	660,161.05	11.17	9.966	0.00	604	66.81	29.97	0.00
70.01 - 80.00%	27	1,919,798.45	32.47	10.759	0.00	591	75.62	26.07	0.00
80.01 - 85.00%	10	808,278.84	13.67	10.151	0.00	615	84.36	60.75	0.00
85.01 - 90.00%	6	452,263.27	7.65	11.285	0.00	631	88.29	13.26	0.00
90.01 - 95.00%	1	86,748.42	1.47	9.650	0.00	602	93.52	0.00	0.00
95.01 - 100.00%	18	1,157,727.71	19.58	10.163	0.00	651	100.00	55.65	0.00
Subtotal (Second Lien):	83	$5,912,691.95	100.00%	10.393%	0.00%	611	77.88%	38.63%	0.00%

Total:	3,807	$641,173,417.70	100.00%	7.366%	83.21%	614	78.29%	46.40%	27.51%

*Includes the loan in the securitization and any senior liens.

Collateral Characteristics – Group 4 (continued)
Collateral characteristics are listed below as of the Statistical Cut-off Date.

Original Effective Combined Loan-to-Value Ratio*
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
First Lien Loans:
< = 60.00%	1,321	$228,284,695.96	35.94%	7.320%	81.44%	629	80.11%	45.70%	77.13%
60.01 - 70.00%	474	84,498,455.75	13.30	7.333	80.19	584	66.27	41.54	0.36
70.01 - 80.00%	1,638	282,065,398.63	44.40	7.236	85.78	615	78.62	44.14	0.00
80.01 - 85.00%	54	8,321,813.04	1.31	7.942	93.94	580	84.42	50.20	0.00
85.01 - 90.00%	115	14,664,385.96	2.31	8.353	90.92	580	89.66	81.13	0.00
90.01 - 95.00%	119	16,769,193.55	2.64	8.119	96.20	588	94.71	87.00	0.00
95.01 - 100.00%	3	656,782.86	0.10	7.299	88.72	604	98.12	100.00	0.00
Subtotal (First Lien):	3,724	$635,260,725.75	100.00%	7.338%	83.98%	614	78.29%	46.48%	27.77%

Second Lien Loans:
< = 60.00%	12	$827,714.21	14.00%	10.029%	0.00%	590	47.35%	47.19%	0.00%
60.01 - 70.00%	9	660,161.05	11.17	9.966	0.00	604	66.81	29.97	0.00
70.01 - 80.00%	27	1,919,798.45	32.47	10.759	0.00	591	75.62	26.07	0.00
80.01 - 85.00%	10	808,278.84	13.67	10.151	0.00	615	84.36	60.75	0.00
85.01 - 90.00%	6	452,263.27	7.65	11.285	0.00	631	88.29	13.26	0.00
90.01 - 95.00%	1	86,748.42	1.47	9.650	0.00	602	93.52	0.00	0.00
95.01 - 100.00%	18	1,157,727.71	19.58	10.163	0.00	651	100.00	55.65	0.00
Subtotal (Second Lien):	83	$5,912,691.95	100.00%	10.393%	0.00%	611	77.88%	38.63%	0.00%

Total:	3,807	$641,173,417.70	100.00%	7.366%	83.21%	614	78.29%	46.40%	27.51%

* Combined LTV after taking mortgage insurance into account.

Collateral Characteristics – Group 4 (continued)
Collateral characteristics are listed below as of the Statistical Cut-off Date.

Original Full Combined Loan-to-Value Ratio*
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
First Lien Loans:
< = 60.00%	359	$52,041,101.29	8.19%	7.217%	70.45%	590	49.35%	37.35%	0.00%
60.01 - 70.00%	465	83,255,042.83	13.11	7.335	80.17	584	66.16	41.28	0.25
70.01 - 80.00%	1,039	181,164,905.07	28.52	7.552	81.52	592	77.85	36.81	0.14
80.01 - 85.00%
With MI:	297	56,713,481.86	8.93	7.160	83.46	621	84.43	39.31	100.00
Without MI:	57	8,848,930.93	1.39	7.935	94.30	578	83.33	49.19	0.00
85.01 - 90.00%
With MI:	407	76,183,855.57	11.99	7.405	88.12	641	89.64	43.73	100.00
Without MI:	117	15,445,936.20	2.43	8.255	91.38	582	88.72	77.80	0.00
90.01 - 95.00%
With MI:	227	37,881,393.43	5.96	7.567	80.31	656	94.47	66.42	100.00
Without MI:	160	24,512,483.65	3.86	7.732	95.30	606	89.91	67.00	0.00
95.01 - 100.00%
With MI:	28	5,140,201.86	0.81	7.042	84.04	706	99.28	78.71	100.00
Without MI:	568	94,073,393.06	14.81	6.660	92.90	656	80.10	60.75	0.00
Subtotal (First Lien):	3,724	$635,260,725.75	100.00%	7.338%	83.98%	614	78.29%	46.48%	27.77%

Second Lien Loans:
< = 60.00%	12	$827,714.21	14.00%	10.029%	0.00%	590	47.35%	47.19%	0.00%
60.01 - 70.00%	9	660,161.05	11.17	9.966	0.00	604	66.81	29.97	0.00
70.01 - 80.00%	27	1,919,798.45	32.47	10.759	0.00	591	75.62	26.07	0.00
80.01 - 85.00%	10	808,278.84	13.67	10.151	0.00	615	84.36	60.75	0.00
85.01 - 90.00%	6	452,263.27	7.65	11.285	0.00	631	88.29	13.26	0.00
90.01 - 95.00%	1	86,748.42	1.47	9.650	0.00	602	93.52	0.00	0.00
95.01 - 100.00%	18	1,157,727.71	19.58	10.163	0.00	651	100.00	55.65	0.00
Subtotal (Second Lien):	83	$5,912,691.95	100.00%	10.393%	0.00%	611	77.88%	38.63%	0.00%

Total:	3,807	$641,173,417.70	100.00%	7.366%	83.21%	614	78.29%	46.40%	27.51%

*Includes all liens on the mortgaged property.

Collateral Characteristics – Group 4 (continued)
Collateral characteristics are listed below as of the Statistical Cut-off Date.

FICO Score
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
0 - 0	43	$4,702,215.66	0.73%	8.394%	93.85%	0	70.62%	61.17%	0.00%
500 - 520	319	50,350,325.80	7.85	8.647	90.14	511	73.22	56.15	6.22
521 - 540	282	42,746,205.93	6.67	8.435	86.19	530	73.26	55.17	5.94
541 - 560	300	47,015,289.29	7.33	8.192	80.80	550	74.00	55.48	13.88
561 - 580	374	58,450,469.04	9.12	7.721	83.20	571	76.00	52.20	18.67
581 - 600	410	65,240,875.38	10.18	7.507	81.28	590	77.62	53.56	26.70
601 - 620	510	84,417,512.73	13.17	7.208	82.48	611	79.52	55.17	31.00
621 - 640	435	73,393,847.30	11.45	6.883	82.71	631	79.90	46.55	38.16
641 - 660	396	72,131,882.42	11.25	6.841	82.33	650	79.84	45.06	32.20
661 - 680	290	55,450,631.14	8.65	6.663	80.18	670	80.83	30.39	34.95
681 - 700	175	34,154,063.61	5.33	6.798	83.66	690	83.10	24.07	47.00
701 - 720	111	20,470,726.96	3.19	6.601	77.76	709	82.60	26.35	39.51
721 - 740	67	12,508,202.85	1.95	6.594	83.08	729	81.03	20.88	35.62
741 - 760	47	9,831,658.53	1.53	6.741	87.51	751	86.21	28.85	50.64
761 - 780	34	7,959,186.24	1.24	6.563	93.17	768	81.39	21.88	55.96
>= 781	14	2,350,324.82	0.37	6.940	90.81	789	86.24	15.40	44.29
Total:	3,807	$641,173,417.70	100.00%	7.366%	83.21%	614	78.29%	46.40%	27.51%

Property Type
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Single Family	2,969	$472,825,091.57	73.74%	7.396%	82.52%	608	78.04%	50.09%	26.41%
2-4 Family	368	85,589,906.68	13.35	7.261	79.91	634	77.82	25.43	32.62
PUD	257	48,867,099.88	7.62	7.340	91.09	623	80.33	49.71	26.87
Condo	213	33,891,319.57	5.29	7.243	89.71	631	79.88	43.15	30.83
Total:	3,807	$641,173,417.70	100.00%	7.366%	83.21%	614	78.29%	46.40%	27.51%

Collateral Characteristics – Group 4 (continued)
Collateral characteristics are listed below as of the Statistical Cut-off Date.

Prepayment Penalty Term by Product Type ($)
Amortization Type	No Penalty	1 – 12 Months	13 – 24 Months	25 – 36 Months	37 – 48 Months	49 – 60 Months	Total
2/28 ARM (Libor)	$154,565,388.28	$27,233,210.36	$299,835,435.44	$1,737,954.99	$0.00	$0.00	$483,371,989.07
Fixed Rate	31,849,484.83	22,786,146.37	1,705,643.48	51,246,761.58	0.00	0.00	107,588,036.26
3/27 ARM (Libor)	15,960,681.60	2,528,498.07	1,533,445.99	28,403,595.94	0.00	0.00	48,426,221.60
6 Month Libor ARM	713,732.44	0.00	231,432.29	145,438.86	0.00	0.00	1,090,603.59
2/13 ARM (Libor)	241,920.34	0.00	373,611.57	0.00	0.00	0.00	615,531.91
Balloon	0.00	0.00	81,035.27	0.00	0.00	0.00	81,035.27
Total:	$203,331,207.49	$52,547,854.80	$303,760,604.04	$81,533,751.37	$0.00	$0.00	$641,173,417.70

Prepayment Penalty Term by Product Type (%)
Amortization Type	No Penalty	1 – 12 Months	13 – 24 Months	25 – 36 Months	37 – 48 Months	49 – 60 Months	Total
2/28 ARM (Libor)	31.98%	5.63%	62.03%	0.36%	0.00%	0.00%	75.39%
Fixed Rate	29.60	21.18	1.59	47.63	0.00	0.00	16.78
3/27 ARM (Libor)	32.96	5.22	3.17	58.65	0.00	0.00	7.55
6 Month Libor ARM	65.44	0.00	21.22	13.34	0.00	0.00	0.17
2/13 ARM (Libor)	39.30	0.00	60.70	0.00	0.00	0.00	0.10
Balloon	0.00	0.00	100.00	0.00	0.00	0.00	0.01
Total:	31.71%	8.20%	47.38%	12.72%	0.00%	0.00%	100.00%

Collateral Characteristics – Group 4 (continued)
Collateral characteristics are listed below as of the Statistical Cut-off Date.

Prepayment Penalty Description – Top 5
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
6 Mo. Int. on Amount Prepaid > 20% Orig. Bal.	1,941	$344,563,942.77	53.74%	7.179%	81.89%	614	77.66%	46.68%	27.11%
None	1,199	203,331,207.49	31.71	7.541	84.34	614	78.08	41.86	28.22
1% of Amount Prepaid	310	38,707,728.10	6.04	7.854	89.96	607	83.05	60.19	28.53
2% of UPB	106	15,640,244.09	2.44	7.297	83.98	611	76.14	42.32	23.76
2% of Amount Prepaid	95	14,264,429.36	2.22	7.872	80.43	598	81.22	61.83	31.70
Other	156	24,665,865.89	3.85	7.519	82.90	622	80.84	52.05	25.56
Total:	3,807	$641,173,417.70	100.00%	7.366%	83.21%	614	78.29%	46.40%	27.51%

Documentation Type
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Stated	1,752	$330,794,987.31	51.59%	7.303%	82.79%	623	76.72%	0.00%	26.27%
Full	1,985	297,525,824.28	46.40	7.442	83.49	600	79.96	100.00	28.51
No Documentation	49	9,571,393.65	1.49	7.006	88.85	714	81.28	0.00	41.08
Limited	21	3,281,212.46	0.51	7.839	83.63	606	75.14	0.00	22.94
Total:	3,807	$641,173,417.70	100.00%	7.366%	83.21%	614	78.29%	46.40%	27.51%

Collateral Characteristics – Group 4 (continued)
Collateral characteristics are listed below as of the Statistical Cut-off Date.

Debt to Income Ratio
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI

Full Doc Loans:
0.01 - 5.00	16	$2,828,178.22	0.95%	7.509%	97.30%	558	74.67%	100.00%	15.12%
5.01 - 10.00	5	556,883.59	0.19	8.745	75.50	585	78.64	100.00	0.00
10.01 - 15.00	29	4,101,264.45	1.38	6.995	87.79	628	78.72	100.00	20.51
15.01 - 20.00	72	8,327,667.52	2.80	7.900	81.98	597	78.91	100.00	32.88
20.01 - 25.00	144	18,011,672.84	6.05	7.746	79.47	589	78.63	100.00	24.33
25.01 - 30.00	223	30,336,446.71	10.20	7.489	85.54	597	79.90	100.00	30.24
30.01 - 35.00	268	38,616,042.56	12.98	7.490	84.07	598	79.65	100.00	27.90
35.01 - 40.00	361	56,397,268.50	18.96	7.396	85.03	596	80.26	100.00	26.95
40.01 - 45.00	340	52,202,765.24	17.55	7.344	80.77	608	80.79	100.00	31.19
45.01 - 50.00	298	47,546,495.05	15.98	7.380	83.12	608	81.66	100.00	32.70
50.01 - 55.00	185	31,443,769.22	10.57	7.315	84.49	599	78.56	100.00	27.06
55.01 - 60.00	44	7,157,370.38	2.41	7.854	81.86	592	76.06	100.00	13.19
Subtotal (Full Doc):	1,985	$297,525,824.28	100.00%	7.442%	83.49%	600	79.96%	100.00%	28.51%

Non-Full Doc Loans:
<= 0.00	14	$2,530,125.90	0.74%	7.062%	100.00%	722	81.16%	0.00%	45.11%
0.01 - 5.00	15	2,632,397.50	0.77	7.108	89.37	636	78.85	0.00	42.40
5.01 - 10.00	11	1,581,036.45	0.46	7.344	77.60	635	71.87	0.00	38.13
10.01 - 15.00	30	3,857,176.88	1.12	7.844	75.29	621	71.49	0.00	8.85
15.01 - 20.00	62	8,137,000.86	2.37	7.628	71.26	618	72.56	0.00	12.76
20.01 - 25.00	127	19,150,193.14	5.57	7.439	90.38	615	76.34	0.00	31.05
25.01 - 30.00	190	31,155,500.94	9.07	7.355	83.49	627	75.29	0.00	22.78
30.01 - 35.00	257	47,313,816.24	13.77	7.198	82.23	631	76.71	0.00	28.74
35.01 - 40.00	363	71,654,402.25	20.85	7.206	83.61	627	77.51	0.00	29.28
40.01 - 45.00	389	78,186,004.08	22.75	7.276	79.59	629	78.00	0.00	23.78
45.01 - 50.00	274	58,104,889.85	16.91	7.341	84.51	617	76.59	0.00	25.23
50.01 - 55.00	71	15,174,803.51	4.42	7.525	85.69	609	75.98	0.00	33.84
55.01 - 60.00	19	4,170,245.82	1.21	7.201	91.70	626	76.14	0.00	31.56
Subtotal (Non-Full Doc):	1,822	$343,647,593.42	100.00%	7.300%	82.97%	625	76.83%	0.00%	26.65%

Total:	3,807	$641,173,417.70	100.00%	7.366%	83.21%	614	78.29%	46.40%	27.51%

Collateral Characteristics – Group 4 (continued)
Collateral characteristics are listed below as of the Statistical Cut-off Date.

Mortgage Rates
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Adjustable Rate Loans:
<= 5.500	111	$25,649,688.19	4.81%	5.267%	100.00%	664	75.80%	51.92%	20.85%
5.501 - 6.000	232	50,497,189.52	9.47	5.838	100.00	654	75.90	48.53	20.76
6.001 - 6.500	389	79,756,291.26	14.95	6.304	100.00	645	77.19	43.95	26.11
6.501 - 7.000	499	99,401,268.36	18.63	6.805	100.00	628	79.49	42.43	31.99
7.001 - 7.500	437	79,240,035.13	14.85	7.285	100.00	614	80.26	43.13	33.59
7.501 - 8.000	422	69,105,356.78	12.95	7.803	100.00	592	81.29	40.85	34.81
8.001 - 8.500	328	49,123,198.06	9.21	8.290	100.00	577	80.19	55.44	30.46
8.501 - 9.000	298	41,108,136.63	7.71	8.784	100.00	570	80.69	52.75	24.14
9.001 - 9.500	140	17,578,640.55	3.29	9.269	100.00	558	78.04	49.84	19.74
9.501 - 10.000	98	12,224,142.26	2.29	9.778	100.00	541	78.30	61.66	13.55
10.001 - 10.500	39	4,647,138.13	0.87	10.277	100.00	536	75.26	63.15	5.19
10.501 - 11.000	29	3,090,146.83	0.58	10.777	100.00	528	75.88	60.53	3.16
>= 11.001	19	2,083,114.47	0.39	11.428	100.00	520	66.40	44.33	0.00
Subtotal (ARM Loans):	3,041	$533,504,346.17	100.00%	7.275%	100.00%	613	78.95%	46.56%	28.02%

Fixed Rate Loans:
<= 5.500	1	$231,000.00	0.21%	5.300%	0.00%	615	73.80%	0.00%	0.00%
5.501 - 6.000	36	7,415,342.54	6.89	5.936	0.00	663	69.38	35.40	8.70
6.001 - 6.500	57	13,695,462.59	12.72	6.332	0.00	646	74.40	41.68	20.16
6.501 - 7.000	106	20,913,636.77	19.42	6.847	0.00	633	71.03	36.16	21.83
7.001 - 7.500	69	11,437,982.17	10.62	7.332	0.00	626	76.11	41.76	31.09
7.501 - 8.000	96	14,219,678.42	13.21	7.789	0.00	622	76.57	44.57	28.55
8.001 - 8.500	77	10,427,818.77	9.69	8.311	0.00	599	75.83	56.73	31.69
8.501 - 9.000	91	9,577,299.28	8.90	8.805	0.00	588	75.38	46.02	34.08
9.001 - 9.500	49	4,726,712.26	4.39	9.304	0.00	588	78.48	62.59	23.54
9.501 - 10.000	72	6,096,881.62	5.66	9.787	0.00	581	77.62	65.52	25.24
10.001 - 10.500	37	3,615,464.89	3.36	10.238	0.00	580	79.40	58.29	32.70
10.501 - 11.000	34	2,336,547.11	2.17	10.782	0.00	578	86.03	63.96	29.54
>= 11.001	41	2,975,245.11	2.76	11.728	0.00	555	78.80	41.74	7.76
Subtotal (Fixed Rate):	766	$107,669,071.53	100.00%	7.816%	0.00%	617	75.00%	45.63%	24.99%

Total:	3,807	$641,173,417.70	100.00%	7.366%	83.21%	614	78.29%	46.40%	27.51%

Collateral Characteristics – Group 4 (continued)
Collateral characteristics are listed below as of the Statistical Cut-off Date.

Gross Margin
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
<= 3.000	12	$2,668,265.75	0.50%	5.684%	100.00%	656	66.61%	63.22%	20.05%
3.001 - 3.500	80	18,054,335.65	3.38	5.563	100.00	675	73.41	47.35	9.47
3.501 - 4.000	203	40,585,624.45	7.61	5.934	100.00	661	74.58	55.11	10.94
4.001 - 4.500	420	82,059,878.84	15.38	6.327	100.00	649	76.43	44.64	18.76
4.501 - 5.000	471	89,211,403.03	16.72	6.770	100.00	630	79.71	42.81	35.16
5.001 - 5.500	534	98,539,589.49	18.47	7.217	100.00	616	81.48	39.33	41.05
5.501 - 6.000	473	73,416,330.19	13.76	7.735	100.00	593	81.18	47.40	36.48
6.001 - 6.500	347	53,623,000.95	10.05	8.198	100.00	574	80.62	48.48	26.33
6.501 - 7.000	224	35,382,093.81	6.63	8.668	100.00	561	77.89	49.68	22.09
7.001 - 7.500	127	18,752,433.54	3.51	8.912	100.00	554	80.30	63.08	17.77
7.501 - 8.000	107	15,452,604.52	2.90	9.713	100.00	545	78.06	60.78	19.48
8.001 - 8.500	16	2,184,193.11	0.41	9.877	100.00	540	76.46	50.12	12.63
8.501 - 9.000	19	2,658,356.80	0.50	10.479	100.00	525	71.57	53.71	6.38
9.001 - 9.500	4	374,631.61	0.07	10.510	100.00	528	72.88	28.80	0.00
9.501 - 10.000	3	188,213.78	0.04	10.448	100.00	613	76.26	0.00	36.26
>= 10.001	1	353,390.65	0.07	10.700	100.00	516	80.00	0.00	0.00
Total:	3,041	$533,504,346.17	100.00%	7.275%	100.00%	613	78.95%	46.56%	28.02%

Initial Periodic Cap
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
1.000	23	$4,912,964.80	0.92%	7.276%	100.00%	616	77.61%	40.30%	26.25%
2.000	12	3,405,830.60	0.64	7.663	100.00	540	71.51	39.11	0.00
3.000	3,005	525,038,092.37	98.41	7.272	100.00	613	79.01	46.68	28.20
4.000	1	147,458.40	0.03	7.750	100.00	680	90.00	0.00	100.00
Total:	3,041	$533,504,346.17	100.00%	7.275%	100.00%	613	78.95%	46.56%	28.02%

Collateral Characteristics – Group 4 (continued)
Collateral characteristics are listed below as of the Statistical Cut-off Date.

Subsequent Periodic Cap
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
1.000	2,958	$515,410,513.77	96.61%	7.283%	100.00%	613	79.01%	46.28%	27.94%
1.500	62	13,264,878.02	2.49	7.015	100.00	603	76.15	55.76	28.38
2.000	21	4,828,954.38	0.91	7.161	100.00	597	80.05	51.21	34.98
Total:	3,041	$533,504,346.17	100.00%	7.275%	100.00%	613	78.95%	46.56%	28.02%

Maximum Rate
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
10.501 - 11.000	22	$4,946,464.07	0.93%	4.935%	100.00%	655	71.89%	51.74%	7.92%
11.001 - 11.500	82	19,036,979.70	3.57	5.354	100.00	666	76.48	49.26	22.43
11.501 - 12.000	224	48,723,396.82	9.13	5.833	100.00	654	76.12	48.81	21.51
12.001 - 12.500	379	77,552,464.19	14.54	6.296	100.00	645	77.09	44.37	25.02
12.501 - 13.000	490	97,974,467.03	18.36	6.781	100.00	630	79.71	41.79	32.13
13.001 - 13.500	442	80,078,681.43	15.01	7.248	100.00	615	80.15	42.77	34.42
13.501 - 14.000	428	70,399,979.74	13.20	7.739	100.00	594	80.86	42.64	34.00
14.001 - 14.500	328	49,695,837.65	9.31	8.252	100.00	579	80.44	55.00	30.90
14.501 - 15.000	305	42,701,337.32	8.00	8.723	100.00	570	80.27	51.74	23.50
15.001 - 15.500	149	18,893,228.74	3.54	9.167	100.00	560	78.81	51.90	21.44
15.501 - 16.000	97	12,407,620.59	2.33	9.687	100.00	539	78.38	61.25	14.64
16.001 - 16.500	39	4,869,758.30	0.91	10.151	100.00	535	73.71	60.20	4.96
16.501 - 17.000	31	3,223,249.79	0.60	10.565	100.00	541	75.90	65.35	13.71
17.001 - 17.500	15	1,547,620.86	0.29	11.076	100.00	528	67.19	35.60	0.00
17.501 - 18.000	7	1,070,528.67	0.20	11.200	100.00	518	74.62	30.16	0.00
18.001 - 18.500	3	382,731.27	0.07	11.479	100.00	511	65.91	81.90	0.00
Total:	3,041	$533,504,346.17	100.00%	7.275%	100.00%	613	78.95%	46.56%	28.02%

Collateral Characteristics – Group 4 (continued)
Collateral characteristics are listed below as of the Statistical Cut-off Date.

Minimum Rate
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
<= 5.500	114	$26,009,869.90	4.88%	5.280%	100.00%	665	76.02%	51.73%	21.47%
5.501 - 6.000	233	50,836,543.06	9.53	5.847	100.00	653	75.92	48.64	20.62
6.001 - 6.500	390	80,129,860.06	15.02	6.313	100.00	644	77.22	44.08	26.33
6.501 - 7.000	501	99,774,810.54	18.70	6.813	100.00	627	79.51	42.26	32.02
7.001 - 7.500	433	78,465,878.34	14.71	7.285	100.00	614	80.23	42.87	33.54
7.501 - 8.000	424	69,196,829.74	12.97	7.816	100.00	592	81.22	40.96	34.45
8.001 - 8.500	327	48,893,899.92	9.16	8.291	100.00	577	80.19	55.70	30.60
8.501 - 9.000	298	41,113,872.16	7.71	8.788	100.00	570	80.73	52.75	23.79
9.001 - 9.500	139	17,314,901.30	3.25	9.265	100.00	556	78.01	50.60	20.04
9.501 - 10.000	97	12,078,703.40	2.26	9.776	100.00	541	78.11	61.20	13.71
10.001 - 10.500	38	4,580,245.89	0.86	10.277	100.00	535	75.19	64.07	5.27
10.501 - 11.000	29	3,090,146.83	0.58	10.777	100.00	528	75.88	60.53	3.16
11.001 - 11.500	11	1,324,811.67	0.25	11.262	100.00	523	64.93	47.46	0.00
11.501 - 12.000	5	561,317.76	0.11	11.653	100.00	515	69.74	29.75	0.00
12.001 - 12.500	2	132,655.60	0.02	12.100	100.00	521	67.61	47.77	0.00
Total:	3,041	$533,504,346.17	100.00%	7.275%	100.00%	613	78.95%	46.56%	28.02%

Months to Next Rate Adjustment
(months)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
1 - 12	8	$1,287,680.30	0.24%	8.397%	100.00%	598	72.46%	15.15%	0.00%
13 - 24	2,781	483,952,659.08	90.71	7.294	100.00	612	79.10	46.69	28.05
25 - 36	252	48,264,006.79	9.05	7.053	100.00	625	77.62	46.07	28.41
Total:	3,041	$533,504,346.17	100.00%	7.275%	100.00%	613	78.95%	46.56%	28.02%